     As filed with the Securities and Exchange Commission on April 16, 2010


                                                      Registration No. 333-47728
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 15                  ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940



                                 Amendment No. 68                         ( X )



                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000

                         Charles F. Furtado, Jr., Esq.
                 New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)

                                    Copy to:

        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and Chief Insurance Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2010 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

             NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE


                             PROSPECTUS--MAY 1, 2010


 A MODIFIED SINGLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I


         Please use one of the following addresses for service requests:

REGULAR MAIL:  NYLIAC                    EXPRESS MAIL:  NYLIAC
               Variable Products                        Variable Products Service Center
               Service Center                           51 Madison Avenue
               Madison Square Station                   Room 251
               P.O. Box 922                             New York, NY 10010
               New York, NY 10159
                      or call our toll-free number: 1-800-598-2019




     You must send subsequent premium payments or loan repayments to us at:

REGULAR MAIL:  NYLIAC                    EXPRESS MAIL:  NYLIAC, Suite 3021
               75 Remittance Drive,                     c/o The Northern Trust Bank
               Suite 3021                               350 North Orleans Street
               Chicago, IL 60675-3021                   Receipt & Dispatch, 8th Floor
                                                        Chicago, IL 60654




     This prospectus describes three versions of the NYLIAC Single Premium Variable Universal Life Policy. Each version is referred to as a separate series. Subject to jurisdictional availability, Series 1 policies were sold prior to May 10, 2002; Series 2 policies were sold starting May 10, 2002 through May 15, 2003; and Series 3 policies were sold starting May 16, 2003. Series 1, Series 2 and Series 3 policies are no longer being offered. However, we will still accept additional premiums under existing policies. Please check with your Registered Representative if you have any questions about which Series is applicable to your policy. Unless otherwise indicated, all information in this prospectus applies to all Series of policies. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

                                TABLE OF CONTENTS



                                            PAGE
                                            ----

Summary of Benefits and Risks...........       4
  Benefits..............................       4
  Risks.................................       6
Table of Fees and Expenses..............       8
  Transaction Fees......................       8
  Periodic Charges Other Than Funds'
     Operating Expenses.................       9
  Fund Annual Operating Expenses........      10
  Fund Annual Expenses..................      10
Definitions.............................      12
Management and Organization.............      13
  Insurer...............................      13
  Your Policy...........................      13
  About the Separate Account............      14
Our Rights..............................      14
     The Fixed Account..................      15
     How to Reach Us for Policy
       Services.........................      15
       Virtual Service Center and
          Interactive Voice Response
          System........................      15
       VSC..............................      16
       IVR..............................      16
     Funds and Eligible Portfolios......      17
     Investment Return..................      21
     Voting.............................      21
Charges Associated with the Policy......      21
  Deductions from Premiums..............      21
     State Premium Tax Charge...........      22
     Federal Tax Charge.................      22
  Deductions from Cash Value and from
     the Separate Account...............      22
     Deferred Sales Expense Charge......      22
     Monthly Administrative Charge......      23
     Cost of Insurance Charge...........      23
     Mortality and Expense Risk Charge..      24
     Expense Allocation.................      24
     Charges for Federal Income Taxes...      24
     Fund Charges.......................      24
  Transaction Charges...................      25
     Surrender Charges..................      25
     Partial Withdrawal Charge..........      26
     Transfer Charge....................      26
     Exercise of Living Benefits Rider..      26
  Loan Charges..........................      26
Description of the Policy...............      26
  The Parties...........................      26
     Policyowner........................      26
     Insured............................      27
     Beneficiary........................      27
  The Policy............................      27
     How the Policy Is Available........      27
     Policy Premiums....................      27
  Cash Value............................      28
  Investment Divisions and the Fixed
     Account............................      28
     Amount in the Separate Account.....      28
     Amount in the Fixed Account........      28
     Transfers Among Investment
       Divisions and the Fixed Account..      29
     Limits on Transfers................      29
     Additional Benefits Through
       Riders...........................      32

     Options Available at No Additional
       Charge...........................      32
       Dollar Cost Averaging............      32
       Automatic Asset Reallocation.....      32
       Interest Sweep...................      32
     Maturity Date......................      32
     Tax-Free "Section 1035" Insurance
       Policy Exchanges.................      33
     24 Month Exchange Privilege........      33
Premiums................................      34
     Timing and Valuation...............      35
     Free Look..........................      35
     Premium Payments...................      35
     Premium Payments Returned for
       Insufficient Funds...............      36
Policy Payment Information..............      36
     When Life Insurance Coverage
       Begins...........................      36
     Policy Proceeds....................      37
     Payees.............................      37
     When We Pay Policy Proceeds........      37
     Death Claims.......................      38
     Electing or Changing a Payment
       Option...........................      39
     Life Insurance Benefit.............      39
     Death Benefit Guarantee............      40
Additional Policy Provisions............      41
     Limits on Our Rights to Challenge
       Your Policy......................      41
     Suicide............................      41
     Misstatement of Age or Gender......      41
     Assignment.........................      41
Partial Withdrawals and Surrenders......      42
  Partial Withdrawals...................      42
     Amount Available to Withdraw.......      42
     Requesting a Partial Withdrawal....      42
     The Effect of a Partial
       Withdrawal.......................      42
  Surrenders............................      43
     Cash Surrender Value...............      43
     Requesting a Surrender.............      43
     When the Surrender is Effective....      43
     Surrender Charges..................      43
Loans...................................      44
     Your Policy as Collateral for a
       Loan.............................      44
     Loan Interest......................      44
     Interest on the Cash Value Held as
       Collateral.......................      44
     When Loan Interest is Due..........      44
     Loan Repayment.....................      45
     Excess Loan Condition..............      45
     The Effect of a Policy Loan........      45
Termination and Reinstatement...........      45
     Late Period........................      45
     Reinstatement Option...............      46

                                            PAGE
                                            ----
Distribution and Compensation
  Arrangements..........................      47
Federal Income Tax Considerations.......      48
     Our Intent.........................      48
     Tax Status of NYLIAC and the
       Separate Account.................      49
     Charges for Taxes..................      49
     Diversification Standards and
       Control Issues...................      49
     Life Insurance Status of the
       Policy...........................      50
     IRC Section 101(j)--Impact on
       Employer Owned Policies..........      50
     Modified Endowment Contract
       Status...........................      51
     Status of the Policy After the
       Insured Is Age 100...............      52
     Policy Surrenders and Partial
       Withdrawals......................      52
     3.8 Percent Medicare Tax on Certain
       Investment Income................      52
     Policy Loans and Interest
       Deductions.......................      53
     Corporate Owners...................      53
     Exchanges or Assignments of
       Policies.........................      53
     Reasonableness Requirement for
       Charges..........................      53
     Living Benefits Rider (Also Known
       as Accelerated Benefits Rider)...      54
     Other Tax Issues...................      54
     Withholding........................      54
Legal Proceedings.......................      54
Records and Reports.....................      55
Financial Statements....................      55
Appendix A--Illustrations...............     A-1
Appendix B--State Variations
     Series 1...........................     B-1
     Series 2...........................     B-5
     Series 3...........................     B-8
Obtaining Additional Information



     The NYLIAC Single Premium Variable Universal Life Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Single Premium Variable Universal Life ("SPVUL"). Many benefits of SPVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     SPVUL offers you the protection of permanent life insurance, which can over time, become a valuable asset.

     SPVUL also provides the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions and the Fixed Account according to your instructions. The investment return of the policy is based on:

       -- the amount in and performance of each Investment Division of the Separate Account;

       -- the amount in and rate of interest credited to the Fixed Account; and

       -- the charges we deduct.

     With SPVUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

A SINGLE PREMIUM PAYMENT


     When you purchase SPVUL you pay an initial single premium payment. Under limited circumstances you can make additional premium payments. Other than the initial premium payment, there are no required premiums, as long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions.


DEATH BENEFIT GUARANTEE

     For Series 1 and 2 policies, you select whether you want the initial single premium to be based on 80% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum amount that the federal tax laws generally allow you to pay for a life insurance policy with a given Face Amount. If your initial single premium is based on 100% of the Guideline Single Premium, a death benefit guarantee, equal to the policy's Face Amount at issue, will apply to your policy. The death benefit guarantee can prevent your policy from lapsing even if your Cash Surrender Value is insufficient to cover the monthly deduction charges. Policy loans and withdrawals can eliminate the death benefit guarantee. If your initial single premium is based on 80% of the Guideline Single Premium, your policy will not have a death benefit guarantee.

     For all Series 3 policies, a death benefit guarantee will apply to your policy. At issue, the death benefit guarantee will be equal to the policy's Face Amount. The death benefit guarantee can prevent your policy from lapsing even if your Cash Surrender Value is insufficient to cover the monthly deduction charges. Policy loans and withdrawals can eliminate the death benefit guarantee.

     Additional premium payments will not increase the policy's Face Amount or the death benefit guarantee amount.

LIQUIDITY THROUGH LOANS


     SPVUL allows you to access your policy's Cash Surrender Value through loans. Your policy's value will be used as collateral to secure the loans. You can borrow up to 90% of your policy's Cash Surrender Value. Because the policy provides for a single premium, it will most likely be treated as a modified endowment contract for income tax purposes. If a policy is a modified endowment contract, a loan may result in taxable income to you.

LIQUIDITY THROUGH WITHDRAWALS


     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy's Cash Value to fall below the policy's minimum initial single premium required. Certain charges will apply. Partial withdrawals can result in a taxable event. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC's Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals.")


INVESTMENT OPTIONS


     This policy offers you a choice of 38 Investment Divisions (37 of which are available to all policyowners) and the Fixed Account. You can allocate net premium payments or transfer Cash Value to a maximum of 21 investment options from among the 38 Investment Divisions and/or the Fixed Account, within the limits described in this prospectus, tax-free during the life of the policy. You can change the Investment Divisions in which you invest throughout the life of the policy.


LIFE INSURANCE BENEFIT

     SPVUL provides a Life Insurance Benefit equal to your policy's Face Amount. See "Definitions" for explanation of "Face Amount." Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the life insurance benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC
Section 101(j)--Impact on Employer-Owned Policies" for more information.

AUTOMATED INVESTMENT FEATURES

     The following administrative features are available to help you manage the policy's Cash Value and to adjust your investment allocation to suit changing needs: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation, and Interest Sweep.

OPTIONAL RIDERS

     SPVUL offers two additional benefits through optional riders: the Living Benefits Rider and the Spouse's Paid-Up Insurance Purchase Option Rider.

POLICYHOLDER SUPPORT

     As a policyholder, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your SPVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A HIGHLY-RATED COMPANY

     NYLIAC is a wholly owned subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective and risk tolerance.

RISK OF LAPSE

     SPVUL policies that do not include the death benefit guarantee can lapse if the Cash Surrender Value is insufficient to cover monthly charges. When a policy lapses, it has no value, and no benefits are paid upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect.


     A SPVUL policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks.


POTENTIAL FOR INCREASED CHARGES

     We have the right to increase current charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. The actual charges, however, will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS


     The larger a loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. (See "Federal Income Tax Considerations--Modified Endowment Contract Status.")


     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid. Because the policy provides for a single premium, it will most likely be treated as a modified endowment contract for income tax purposes. If a policy is a modified endowment contract, a loan may result in taxable income to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increase or decreases in policy benefits, an SPVUL policy that was originally not a modified endowment contract may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the policyowner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the potential that corporate ownership of a policy may affect the owner's exposure to the corporate alternative minimum tax.

CHARGES FOR POLICY SURRENDER

     During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. SPVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Description of the Policy--Investment Divisions and the Fixed Account--Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       -- portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

       -- increased administrative and Fund brokerage expenses

       -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first set of tables describe the fees and expenses that you will pay at the time you pay a premium, surrender the policy, make a partial withdrawal, or transfer Cash Value between investment options. Note that one Transaction Fees table applies to Series 1 and Series 2 policies, and a separate Transaction Fees table applies to Series 3 policies.

                    TRANSACTION FEES--SERIES 1 AND 2 POLICIES


---------------------------------------------------------------------------------------
                        WHEN CHARGE IS
CHARGE                     DEDUCTED                      AMOUNT DEDUCTED
---------------------------------------------------------------------------------------
Deferred Sales           each Monthly     Guaranteed: 1.00% (as annual percentage of
  Expense Charge        Deduction Day     Cash Value) Current: 0.90% (as annual
  (includes charges     for a 10 year     percentage of Cash Value)
  for Sales             period after a
  Expenses, State      premium payment
  Premium Taxes and       is applied
  Federal Taxes)
---------------------------------------------------------------------------------------
Surrender Charge         surrender or     Guaranteed: 9% of the initial single
                           partial        premium(1)
                        withdrawal in
                        excess of the
                          Surrender
                         Charge Free
                       Window in first
                        9 policy years
---------------------------------------------------------------------------------------
Partial Withdrawal       any partial      Guaranteed/Current: the lesser of $25 or 2%
  Charge                  withdrawal      of the amount withdrawn
---------------------------------------------------------------------------------------
Transfer Fee               transfer       Guaranteed: $30 per transfer for each
                                          transfer over 12 in a Policy Year
                                          Current: no charge
---------------------------------------------------------------------------------------
Living Benefits            when you       $150 (one-time)
  Rider                  exercise the
                           benefit
---------------------------------------------------------------------------------------



(1) In policy years 2 and beyond the percentage applied to calculate the maximum surrender charge is reduced as follows: Policy Year 2 to 8%; Policy Year 3 to 7%; Policy Year 4 to 6%; Policy Year 5 to 5%; Policy Year 6 to 4%; Policy Year 7 to 3%; Policy Year 8 to 2%; Policy Year 9 to 1%; and Policy Years 10 and beyond to 0%.



                       TRANSACTION FEES--SERIES 3 POLICIES


---------------------------------------------------------------------------------------
                        WHEN CHARGE IS
CHARGE                     DEDUCTED                      AMOUNT DEDUCTED
---------------------------------------------------------------------------------------
Tax Charges              when premium     Guaranteed: subject to tax law changes
                          payment is
    - State Premium     applied, up to    Current: 2% of each premium payment
  Tax Charge               age 100        Current: 1.25% of each premium payment
    - Federal Tax
  Charge
---------------------------------------------------------------------------------------
Deferred Sales           each Monthly     Guaranteed: 0.50% (as annual percentage of
  Expense Charge        Deduction Day     Cash Value)
                        for a 10 year     Current: 0.40% (as annual percentage of Cash
                        period after a    Value)
                       premium payment
                          is applied
---------------------------------------------------------------------------------------


Surrender Charge         surrender or     Guaranteed: 7.5% of the initial single
                           partial        premium(1)
                        withdrawal in
                          excess of
                          Surrender
                         Charge Free
                       Window in first
                        9 policy years
---------------------------------------------------------------------------------------

Partial Withdrawal       any partial      Guaranteed/Current: the lesser of $25 or 2%
  Charge                  withdrawal      of the amount withdrawn
---------------------------------------------------------------------------------------
Transfer Charge            transfer       Guaranteed: $30 per transfer for each
                                          transfer over 12 in a Policy Year may be
                                          imposed
                                          Current: no charge
---------------------------------------------------------------------------------------
Living Benefits            when you       $150 (one-time)
  Rider                  exercise the
                           benefit
---------------------------------------------------------------------------------------



(1) In Policy Years 2 and beyond the percentage applied to calculate the maximum surrender charge is reduced as follows: Policy Year 2 to 7%; Policy Year 3 to 6.5%; Policy Year 4 to 6%; Policy Year 5 to 5%; Policy Year 6 to 4%; Policy Year 7 to 3%; Policy Year 8 to 2%; Policy Year 9 to 1%; and Policy Years 10 and beyond to 0%.

     The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's expenses.

    PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES--SERIES 1, 2 AND 3
                                    POLICIES




----------------------------------------------------------------------------------------
                         WHEN CHARGE
CHARGE                   IS DEDUCTED                     AMOUNT DEDUCTED
----------------------------------------------------------------------------------------
Cost of Insurance       each monthly
     Charge(1)
                          deduction     Guaranteed Maximum: $83.33 per $1,000 of net
                             day        amount at risk(2)
                                        Guaranteed Minimum: $0.06 per $1,000 of Net
                                        Amount at Risk
                                        Current Rate Representative insured (female, age
                                        60, preferred risk class): $0.41 per $1,000 of
                                        Net Amount at Risk
----------------------------------------------------------------------------------------
Mortality and
     Expense Risk        daily up to    Guaranteed: 0.80% (as annual % of the average
     Charge                  age        daily assets of each Investment Division)
     - Series 1              100        Current: 0.50% (as annual % of the average daily
                                        assets of each Investment Division)
     - Series 2 and     each monthly    Guaranteed: 0.80% (as annual % of Cash Value
       3                  deduction     allocated to Separate Account)
                           day up       Current: 0.50% (as annual % of Cash Value
                         to age 100     allocated to the Separate Account)
----------------------------------------------------------------------------------------

Administrative          each monthly    Guaranteed: 0.70% of the Cash Value of the
  Charge                  deduction     policy
                           day up       Current: 0.60% of the Cash Value of the policy.
                         to age 100     In Policy Years 4 and beyond, the current
                                        monthly administrative charge is reduced based
                                        on the total Cash Value of the policy as
                                        follows:

                                        Current Monthly Administrative Charge for Policy
                                                       Years 4 and beyond:
                                              (as a percentage of total Cash Value)




                                                ------------------------------------------
                                                       If Cash                Administra-
                                                   Value is:                  tive Charge
                                                ------------------------------------------
                                                      Below
                                                 $30,000                     0.60%
                                                ------------------------------------------
                                                      $30,000
                                                 to $59,999.99               0.55%
                                                ------------------------------------------
                                                      $60,000
                                                 to $89,999.99               0.50%
                                                ------------------------------------------
                                                      $90,000
                                                 to
                                                 $119,999.99                 0.40%
                                                ------------------------------------------
                                                      $120,000
                                                 to
                                                 $149,999.99                 0.30%
                                                ------------------------------------------
                                                      $150,000
                                                 to
                                                 $179,999.99                 0.20%
                                                ------------------------------------------
                                                      $180,000
                                                 to
                                                 $199,999.99                 0.10%
                                                ------------------------------------------
                                                      $200,000
                                                 or greater                  0.00%
                                                ------------------------------------------






------------------------------------------------------------------------------------------
Riders
  - Spouse's Paid-Up      N/A      No charge
    Insurance
    Purchase Option


------------------------------------------------------------------------------------------
Loan Interest           monthly    Guaranteed: 8% annually
                                   Current: 6% annually
------------------------------------------------------------------------------------------



(1) This cost varies based on individual characteristics, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular costs of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2) The Net Amount at Risk is equal to the Life Insurance Benefit minus the Cash Value. See "Life Insurance Benefit Options" for more information.
(3) In policy years 4 and beyond, the current monthly administrative charge is reduced based on the total Cash Value of the policy.

     The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2009. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


     Fund Annual Operating Expenses (expenses that are deducted from Fund assets)(1)
                           Series 1, 2 and 3 Policies
--------------------------------------------------------------------------------


                                                                 MINIMUM    MAXIMUM
                                                                 -------    -------
Total Annual Fund Companies' Operating Expenses(2)............    0.35%      1.62%
                                                                  =====      =====




--------

(1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2009. This information is provided by the Funds and their agents, and is based on 2009 expenses. We have not verified the accuracy of this information.

(2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, and other expenses.

                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       UNDERLYING
                                                                                                        PORTFOLIO  TOTAL FUND
                                                               ADVISORY    ADMINISTRATION     OTHER     FEES AND     ANNUAL
                            FUND                                  FEE           FEE         EXPENSES    EXPENSES    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Conservative Allocation -- Initial Class             0.00%         0.00%          0.05%       0.88%       0.93%
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Growth Allocation -- Initial Class                   0.00%         0.00%          0.06%       1.10%       1.16%
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Allocation -- Initial Class                 0.00%         0.00%          0.05%       0.96%       1.01%
-----------------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Growth Allocation -- Initial Class          0.00%         0.00%          0.05%       1.05%       1.10%
-----------------------------------------------------------------------------------------------------------------------------




       Please refer to the applicable fund prospectus for additional information.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2009, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2009 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



-----------------------------------------------------------------------------------------
                                     ADMINIS-                                  TOTAL FUND
                      ADVISORY        TRATION                    OTHER           ANNUAL
      FUND             FEES(1)         FEES      12B-1 FEES    EXPENSES        EXPENSE(2)
-----------------------------------------------------------------------------------------
MainStay VP
  Balance-
  d -- Initial
  Class                 0.75%          0.00%        0.00%        0.10%            0.85%
-----------------------------------------------------------------------------------------
MainStay VP
  Bond -- Ini-
  tial Class            0.49%          0.00%        0.00%        0.06%            0.55%
-----------------------------------------------------------------------------------------
MainStay VP
  Cash
  Management            0.42%          0.00%        0.00%        0.06%            0.48%
-----------------------------------------------------------------------------------------
MainStay VP
  Common
  Stock -- Ini-
  tial Class            0.55%          0.00%        0.00%        0.05%            0.60%
-----------------------------------------------------------------------------------------
MainStay VP
  Converti-
  ble -- Ini-
  tial Class            0.60%          0.00%        0.00%        0.06%            0.66%
-----------------------------------------------------------------------------------------
MainStay VP
  Floating
  Rate -- Ini-
  tial Class            0.60%          0.00%        0.00%        0.08%            0.68%
-----------------------------------------------------------------------------------------
MainStay VP
  Governmen-
  t -- Initial
  Class                 0.50%          0.00%        0.00%        0.06%            0.56%
-----------------------------------------------------------------------------------------
MainStay VP
  Growth
  Equity -- I-
  nitial Class
  ++                    0.61%          0.00%        0.00%        0.08%(a)         0.69%
-----------------------------------------------------------------------------------------
MainStay VP
  High Yield
  Corporate
  Bond -- Ini-
  tial Class            0.57%          0.00%        0.00%        0.05%            0.62%
-----------------------------------------------------------------------------------------
MainStay VP
  ICAP Select
  Equity -- I-
  nitial Class          0.77%          0.00%        0.00%        0.05%            0.82%
-----------------------------------------------------------------------------------------
MainStay VP
  Income
  Builder -- I-
  nitial Class
  ++++                  0.57%          0.00%        0.00%        0.14%            0.71%
-----------------------------------------------------------------------------------------
MainStay VP
  International
  Equity
  -- Initial
  Class                 0.89%          0.00%        0.00%        0.12%(b)         1.01%
-----------------------------------------------------------------------------------------
MainStay VP
  Large Cap
  Growth -- I-
  nitial Class          0.75%          0.00%        0.00%        0.06%            0.81%
-----------------------------------------------------------------------------------------
MainStay VP Mid
  Cap
  Core -- Ini-
  tial Class            0.85%          0.00%        0.00%        0.10%(a)         0.95%
-----------------------------------------------------------------------------------------
MainStay VP S&P
  500
  Index -- Ini-
  tial Class            0.30%          0.00%        0.00%        0.05%            0.35%
-----------------------------------------------------------------------------------------
MainStay VP
  U.S. Small
  Cap -- Ini-
  tial Class
  ++++++                0.80%          0.00%        0.00%        0.28%            1.08%
-----------------------------------------------------------------------------------------
Alger Small Cap
  Growth -- -
  Class I-2
  Shares*               0.81%          0.00%        0.00%        0.16%            0.97%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                               TOTAL FUND
                      ADVISORY      ADMINISTR-                   OTHER           ANNUAL
      FUND             FEES(1)      ATION FEES   12B-1 FEES    EXPENSES        EXPENSE(2)
-----------------------------------------------------------------------------------------
AllianceBernstein VPS Small / Mid Cap Value Portfolio -- Class A Shares
0.75%                   0.00%          0.00%        0.12%        0.87%
-----------------------------------------------------------------------------------------
Calvert VP SRI
  Balanced
  Portfolio**          0.425%         0.275%        0.00%        0.21%            0.91%
-----------------------------------------------------------------------------------------
Dreyfus IP
  Technology
  Growth -- I-
  nitial Class          0.75%          0.00%        0.00%        0.12%(a)         0.87%
-----------------------------------------------------------------------------------------
DWS Dreman
  Small Mid Cap
  Value
  VIP -- Class
  A Shares              0.65%          0.00%        0.00%        0.14%            0.79%
-----------------------------------------------------------------------------------------
Fidelity(R) VIP
  Contrafun-
  d(R) -- Ini-
  tial Class            0.56%          0.00%        0.00%        0.11%            0.67%(c)
-----------------------------------------------------------------------------------------
Fidelity(R) VIP
  Equity
  Income -- I-
  nitial Class          0.46%          0.00%        0.00%        0.12%            0.58%
-----------------------------------------------------------------------------------------
Invesco V.I.
  International
  Growth
  Fund -- Ser-
  ies I
  Shares***             0.71%          0.00%        0.00%        0.35%(b)         1.06%(d)
-----------------------------------------------------------------------------------------
Janus Aspen
  Balanced
  Portfo-
  lio -- Insti-
  tutional
  Shares                0.55%          0.00%        0.00%        0.02%            0.57%
-----------------------------------------------------------------------------------------
Janus Aspen
  Worldwide
  Portfo-
  lio -- Insti-
  tutional
  Shares                0.57%          0.00%        0.00%        0.06%            0.63%
-----------------------------------------------------------------------------------------
MFS Utilities
  Series -- I-
  nitial Class          0.73%          0.00%        0.00%        0.09%            0.82%
-----------------------------------------------------------------------------------------
PIMCO Real
  Return -- Ad-
  ministrative
  Class Shares          0.50%          0.00%        0.15%(e)     0.07%            0.72%
-----------------------------------------------------------------------------------------
Royce Micro-Cap
  Portfo-
  lio -- In-
  vestment
  Class                 1.25%          0.00%        0.00%        0.08%            1.33%
-----------------------------------------------------------------------------------------
Royce Small-Cap
  Portfo-
  lio -- In-
  vestment
  Class                 1.00%          0.00%        0.00%        0.07%            1.07%
-----------------------------------------------------------------------------------------
T. Rowe Price
  Equity Income
  Portfolio             0.85%          0.00%        0.00%        0.00%            0.85%
-----------------------------------------------------------------------------------------
UIF Emerging
  Markets
  Equity
  Portfo-
  lio -- Class
  I(#)                  1.23%          0.00%        0.00%        0.39%(a)         1.62%
-----------------------------------------------------------------------------------------
UIF U.S. Real
  Estate
  Portfo-
  lio -- Class
  I(##)                 0.80%          0.00%        0.00%        0.35%(a)         1.15%
-----------------------------------------------------------------------------------------
Van Eck VIP
  Global Hard
  Assets
  Fund(+)               0.96%          0.00%        0.00%        0.15%(a)         1.11%(f)
-----------------------------------------------------------------------------------------




        Please refer to the applicable fund prospectus for additional information.


(1)     The fees designated as "Advisory Fees" reflect "Management Fees."


(2) Shown as a percentage of average net assets for the fiscal year ended December 31, 2009, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2009 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.


++      Formerly MainStay VP Capital Appreciation -- Initial Class


++++    Formerly MainStay VP Total Return -- Initial Class


++++++  Formerly MainStay VP Developing Growth -- Initial Class


* Formerly Alger American SmallCap Growth -- Class O. No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.


**      Formerly CVS Calvert Social Balanced Portfolio.


***     Formerly AIM V.I. International Growth Fund -- Series I Shares.


#       Formerly Van Kampen's UIF Emerging Markets Equity Portfolio -- Class I.


##      Formerly Van Kampen's UIF U.S. Real Estate -- Class I.


+       Formerly Van Eck Worldwide Hard Assets Fund.



(a) Other Expenses include expenses of 0.01% for Acquired Portfolio Fees and Expenses.



(b) Other Expenses include expenses of 0.02% for Acquired Portfolio Fees and Expenses.



(c) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Fidelity((R)) Contrafund((R))-- Initial Class. These offsets may be discontinued at any time.



(d) The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (in determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time) of Series I shares to 1.30% of average daily net assets.



(e)     The fees designated as "12b-1 Fees" reflect "Service Fees."



(f) For the period May 1, 2010 until May 1, 2011, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

                                   DEFINITIONS


BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. Each "Business Day" is a "Valuation Day."


CASH SURRENDER VALUE: The Cash Value, less any applicable surrender charge, loan principal, and accrued loan interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.

CASH VALUE: The current value of the policy's assets allocated to the Separate Account plus any amount allocated to the Fixed Account.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a Series 3 policy can be considered life insurance. See "Life Insurance Benefit" for more information.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT:  The initial face amount as shown on the Policy Data Page.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a Series 1 or Series 2 policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit" for more information.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The greater of (1) the Face Amount specified in the policy or (2) the Cash Value on the date of death multiplied by a percentage as specified in the policy. Also called the Death Benefit.

MONTHLY DEDUCTION DAY: The date on which we deduct your administrative charge, cost of insurance charge, and any applicable deferred sales expense charges from your policy's Cash Value and the date on which we deduct the Mortality and Expense Risk charge (for Series 2 and 3) from the Cash Value allocated to the Separate Account. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value. See "Policy Payment Information--Life Insurance Benefit" for more information.



POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.


SERIES 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy is no longer being offered for sale.



SERIES 2: A policy for which NYLIAC began accepting applications and premium payments on May 10, 2002 in approved jurisdictions. This policy is no longer being offered for sale.



SERIES 3: A policy for which NYLIAC began accepting applications and premium payments on May 16, 2003 in approved jurisdictions. This policy is no longer being offered for sale.


SURRENDER CHARGE FREE WINDOW: The amount of a surrender or partial withdrawal that is not subject to a surrender charge. In any Policy Year this amount is the greater of 10% of the total premiums paid or 100% of the gain in the policy.

VPSC:  Variable Products Service Center.

VSC: Virtual Service Center. See "How To Reach Us For Policy Services" for more information.



                           MANAGEMENT AND ORGANIZATION

                                     INSURER

           New York Life Insurance and Annuity Corporation ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

                                   YOUR POLICY


     SPVUL was offered by NYLIAC. The Policy has three series (Series 1, Series 2 and Series 3) that are no longer offered for sale. However, we still accept additional premiums under existing policies. Policy assets allocated to the Investment Divisions are invested in Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4,1993. Series 1, Series 2 and Series 3 of the policy offer life insurance protection, a death benefit guarantee (for Series 1 and Series 2 the death benefit guarantee is only available if you pay a single premium based on 100% of the Guideline Single Premium), loans and withdrawals (which may be subject to a surrender charge), and the ability to invest in up to 21 investment options, including the Investment Divisions and a Fixed Account.


     The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     STATE VARIATIONS Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations, because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see Appendix B for a summary of state variations.

                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account or any other separate account of NYLIAC.


     The Separate Account currently consists of 38 Investment Divisions available under the policy, 37 of which are available to new policyowners. After the end of the Free Look period, premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.



                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the Securities and Exchange Commission ("SEC") and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

       -- add or remove any Investment Division;
       -- create new separate accounts;
       -- combine the Separate Account with one or more other separate accounts; -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
       -- deregister the Separate Account under the 1940 Act;
     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;
       -- transfer the assets of the Separate Account to one or more other separate accounts;

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, generally, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

HOW TO REACH US FOR POLICY SERVICES

     Please send service requests to us at one of the Variable Products Service Center addresses listed on the first page of this prospectus.

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("lVR").

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through our Virtual Service Center once they have passed all security protocols to identify the policyowner.

       -- VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. We may revoke VSC and IVR privileges for certain policyowners (See "Description of the Policy--Investment Divisions and the Fixed Account--Limits on Transfers").

     To enable you to access the VSC and IVR, we will send you a Personal Identification Number ("PIN"). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options will be available to anyone who provides your Social Security number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.


     Service requests are binding on all policyowners if a policy is jointly owned. Transfer, allocation changes and loans, and loan requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day.


     We make the VSC and IVR available at our sole discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.

       -- VSC

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturdays from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to:

     - e-mail your registered representative or VPSC;

     - view and download policy statements;

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;




     - change your address;



     - obtain service forms;



     - reset your password; and



     - sign up to receive future prospectuses, policyowner annual and semi-annual reports and quarterly policy summaries for your policy online at WWW.NEWYORKLIFE.COM/VSC. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.


       -- IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - request a loan on your policy; and

     - speak with one of our Customer Service Representatives on any Business Day Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

     By sending a completed Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information, and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.




     NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.



     You may authorize us to accept instructions from your registered representative or the registered service assistant assigned to your policy to perform premium allocations, transfers, and changes to your investment objective and/or risk tolerance. In addition, you may authorize your Registered Representative or registered service assistant to revise your Automatic Asset Reallocation arrangement. Any Automatic Asset Reallocation revisions must be consistent with the premium allocation changes or transfers processed by such Registered Representative or registered service assistant. If the Registered Representative or registered service assistant assigned to your policy does not process an Automatic Asset Reallocation change within one Business Day of the date that such Registered Representative or registered service assistant processed a premium allocation change or transfer on your behalf, your Automatic Asset Reallocation will be automatically cancelled.

     To authorize the registered representative(s) or the registered service assistants assigned to your policy to perform premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses noted on the first page of this Prospectus. We may revoke Trading Authorization privileges for certain policyowners (See "Limits on Transfers"). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.



     NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures.


                          FUNDS AND ELIGIBLE PORTFOLIOS

     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the prospectuses, found in the accompanying book of underlying fund prospectuses. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.


     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.



-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.:         New York Life Investment
                                     Management LLC ("New York Life
                                              Investments")
  --MainStay VP Balanced--             Subadviser: Madison Square     - Seeks high total return.
     Initial Class                        Investors LLC ("MSI")
  --MainStay VP Bond--                                                - Seeks the highest income over
     Initial Class                                                      the long term consistent with
                                                                        preservation of principal.
  --MainStay VP Cash Management                                       - Seeks a high level of current
                                                                        income while preserving capital
                                                                        and maintaining liquidity.
  --MainStay VP Common Stock--               Subadviser: MSI          - Seeks long-term growth of
     Initial Class                                                      capital, with income as a
                                                                        secondary consideration.
  --MainStay VP Conservative                 Subadviser: MSI          - Seeks current income and,
     Allocation--Initial Class                                          secondarily, long-term growth
                                                                        of capital.
  --MainStay VP Convertible--        Subadviser: MacKay Shields LLC   - Seeks capital appreciation
     Initial Class                             ("MacKay")               together with current income.
  --MainStay VP Floating Rate--                                       - Seeks to provide high current
     Initial Class                                                      income.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.
  (continued):

  --MainStay VP Government--               Subadviser: MacKay         - Seeks a high level of current
     Initial Class                                                      income, consistent with safety
                                                                        of principal.
  --MainStay VP Growth                       Subadviser: MSI          - Seeks long-term growth of
     Allocation--                                                       capital.
     Initial Class
  --MainStay VP Growth Equity--              Subadviser: MSI          - Seeks long-term growth of
     Initial Class (formerly                                            capital.
     MainStay VP Capital
     Appreciation--Initial Class)
  --MainStay VP High Yield                 Subadviser: MacKay         - Seeks maximum current income
     Corporate Bond--Initial                                            through investment in a
     Class                                                              diversified portfolio of high
                                                                        yield debt securities. Capital
                                                                        appreciation is a secondary
                                                                        objective.
  --MainStay VP ICAP Select             Subadviser: Institutional     - Seeks a superior total return.
     Equity--                                  Capital LLC
     Initial Class
  --MainStay VP Income Builder--      Subadviser: Epoch Investment    - Seeks to realize current income
     Initial Class (formerly          Partners, Inc. ("Epoch") and      consistent with reasonable
     MainStay VP Total                           MacKay                 opportunity for future growth
     Return--Initial Class)                                             of capital and income.
  --MainStay VP International              Subadviser: MacKay         - Seeks to provide long-term
     Equity--                                                           growth of capital commensurate
     Initial Class                                                      with an acceptable level of
                                                                        risk by investing in a
                                                                        portfolio consisting primarily
                                                                        of non-U.S. equity securities.
                                                                        Current income is a secondary
                                                                        objective.
  --MainStay VP Large Cap              Subadviser: Winslow Capital    - Seeks long-term growth of
     Growth--                                Management Inc.            capital.
     Initial Class
  --MainStay VP Mid Cap Core--                     MSI                - Seeks long-term growth of
     Initial Class                                                      capital.
  --MainStay VP Moderate                     Subadviser: MSI          - Seeks long-term growth of
     Allocation--Initial Class                                          capital and, secondarily,
                                                                        current income.
  --MainStay VP Moderate Growth              Subadviser: MSI          - Seeks long-term growth of
     Allocation--Initial Class                                          capital and, secondarily,
                                                                        current income.
  --MainStay VP S&P 500 Index--              Subadviser: MSI          - Seeks to provide investment
     Initial Class                                                      results that correspond to the
                                                                        total return performance
                                                                        (reflecting reinvestment of
                                                                        dividends) of common stocks in
                                                                        the aggregate, as represented
                                                                        by the S&P 500(R) Index.
  --MainStay VP U.S. Small Cap--            Subadviser: Epoch         - Seeks long-term capital
     Initial Class (formerly                                            appreciation by investing
     MainStay VP Developing                                             primarily in securities of
     Growth--Initial Class)                                             small-cap companies.
-------------------------------------------------------------------------------------------------------

 AIM Variable Insurance Funds
 (Invesco Variable Insurance
 Funds)
  --Invesco V.I. International             AIM Advisors, Inc.         - The fund's investment objective
     Growth Fund--Series I Shares                                       long-term growth of capital.
     (formerly AIM V.I.
     International Growth Fund
     Series I Shares)
-------------------------------------------------------------------------------------------------------

 The Alger Portfolios:
  --Alger Small Cap                    Fred Alger Management, Inc.    - Seeks long-term capital
     Growth--Class I-2 Shares*                                          appreciation by focusing on
     (formerly Alger American                                           small, fast-growing companies
     SmallCap Growth                                                    that the Manager believes offer
     Portfolio--Class O)                                                innovative products, services
                                                                        or technologies to a rapidly
                                                                        expanding marketplace.
-------------------------------------------------------------------------------------------------------

 AllianceBernstein(R) Variable
 Products Series Fund, Inc.
  --Alliance Bernstein VPS               AllianceBernstein L.P.       - Seeks long-term growth of
     Small/Mid Cap Value                                                capital.
     Portfolio--Class A Shares

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.:          Adviser: Calvert Asset
                                               Management
                                        Company, Inc. ("CAMCO")
  --Calvert VP SRI Balanced           Subadvisers (equity portion):   - Seeks to achieve a competitive
     Portfolio (formerly CVS                       New                  total return through an
     Calvert Social Balanced             Amsterdam Partners LLC         actively managed portfolio of
     Portfolio)*                                                        stocks, bonds and money market
                                       CAMCO manages fixed income       instruments which offer income
                                     portion and handles allocation     and capital growth opportunity
                                         of assets and Portfolio        and which satisfy the
                                       Managers for the Portfolio.      investment criteria, including
                                                                        financial, sustainability and
                                                                        social responsibility factors.

-------------------------------------------------------------------------------------------------------


 Dreyfus Investment Portfolios:

  --Dreyfus IP Technology                The Dreyfus Corporation      - The Portfolio seeks capital
     Growth--                                                           appreciation.
     Initial Shares

-------------------------------------------------------------------------------------------------------


 DWS Variable Series II

  --DWS Dreman Small Mid Cap         Deutsche Investment Management   - The fund seeks long-term
     Value VIP--Class A Shares               Americas, Inc.             capital appreciation.
                                        Subadviser: Dreman Value
                                            Management L.L.C.

-------------------------------------------------------------------------------------------------------


 Fidelity(R) Variable Insurance      Fidelity Management & Research
 Products Fund:                              Company ("FMR")

  --Fidelity(R) VIP                    Subadvisers: FMR Co., Inc.     - Seeks long-term capital
     Contrafund(R)--                            ("FMRC"),               appreciation.
     Initial Class                   Fidelity Research and Analysis
                                            Company ("FRAC"),
                                     Fidelity Management & Research
                                        (U.K.) Inc. ("FMR U.K."),
                                         Fidelity International
                                      Investment Advisors ("FIIA"),
                                         Fidelity International
                                       Investment Advisors (U.K.)
                                        Limited ["FIIA (U.K.)L"],
                                       Fidelity Investments Japan
                                             Limited ("FIJ")

  --Fidelity(R) VIP Equity-                 Subadvisers: FMRC         - Seeks reasonable income. The
     Income--                                     FRAC                  fund will also consider the
     Initial Class                              FMR U.K.                potential for capital
                                                  FIIA                  appreciation. The fund's goal
                                              FIIA (U.K.) L             is to achieve a yield which
                                                   FIJ                  exceeds the composite yield on
                                                                        the securities comprising the
                                                                        Standard and Poor's(SM) Index
                                                                        (S&P 500--Registered
                                                                        Trademark--).

-------------------------------------------------------------------------------------------------------


 Janus Aspen Series:

  --Janus Aspen Balanced              Janus Capital Management, LLC   - Seeks long-term capital growth,
     Portfolio--                                                        consistent with the
     Institutional Shares                                               preservation of capital and
                                                                        balanced by current income.

  --Janus Aspen Worldwide                                             - Seeks long-term growth of
     Portfolio--Institutional                                           capital in a manner consistent
     Shares                                                             with the preservation of
                                                                        capital.

-------------------------------------------------------------------------------------------------------


 MFS(R) Variable Insurance Trust

  --MFS(R) Utilities                     Massachusetts Financial      - Seeks total return.
     Series--Initial Class              Services Company ("MFS")

-------------------------------------------------------------------------------------------------------


 PIMCO Variable Insurance Trust:

  --PIMCO Real Return                 Pacific Investment Management   - Seeks maximum real return,
     Portfolio-- Administrative             Company ("PIMCO")           consistent with preservation of
     Class Shares                                                       real capital and prudent
                                                                        investment management.


-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------
 Royce Capital Fund:
  --Royce Micro-Cap                      Royce & Associates, LLC      - Seeks long-term growth of
     Portfolio--Investment Class                                        capital.
  --Royce Small-Cap                                                   - Seeks long-term growth of
     Portfolio--Investment Class                                        capital. Any production of
                                                                        income is incidental to the
                                                                        Fund's investment goal.
-------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,
 Inc.:
  --T. Rowe Price Equity Income      T. Rowe Price Associates, Inc.   - Seeks to provide substantial
     Portfolio                                                          dividend income as well as
                                                                        long-term growth of capital
                                                                        through investments in the
                                                                        common stocks of established
                                                                        companies.
-------------------------------------------------------------------------------------------------------

 The Universal Institutional            Morgan Stanley Investment
 Funds, Inc.                                Management, Inc.
  --UIF Emerging Markets Equity        Subadvisers: Morgan Stanley    - Seeks long-term capital
     Portfolio--Class I (formerly     Investment Limited and Morgan     appreciation by investing
     Van Kampen's UIF Emerging        Stanley Investment Management     primarily in growth-oriented
     Markets Equity                              Company                equity securities of issuers in
     Portfolio--Class I)                                                emerging market countries.
  --UIF U.S. Real Estate                                              - Seeks above average current
     Portfolio--Class I (formerly                                       income and long-term capital
     Van Kampen's UIF U.S. Real                                         appreciation by investing
     Estate Portfolio--Class I)                                         primarily in equity securities
                                                                        of companies in the U.S. real
                                                                        estate industry, including real
                                                                        estate investment trusts
                                                                        ("REITs").
-------------------------------------------------------------------------------------------------------

 Van Eck VIP Trust
  --Van Eck VIP Global Hard          Van Eck Associates Corporation   - Seeks long-term capital
     Assets Fund (formerly Van                                          appreciation by investing
     Eck Worldwide Hard Assets                                          primarily in "hard assets"
     Fund)                                                              securities. Income is a
                                                                        secondary consideration.
-------------------------------------------------------------------------------------------------------






  * No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.




     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.


     The Investment Divisions invest in the corresponding Eligible Portfolios. You can allocate net premium payment or transfer Cash Value to a maximum of 21 investment options from among the 38 Investment Divisions (37 of which are available to all policyowners) and/or the Fixed Account.


     The Investment Divisions offered through the SPVUL policy, described in this prospectus and the SAI, are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies and similar portfolio securities.

                                INVESTMENT RETURN


     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.


     We will credit any amounts in the Fixed Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments into the Fixed Account may be different from the rate applied to prior premium payments made into the Fixed Account. Interest accrues daily and is credited on each Monthly Deduction Day.


                                     VOTING

     We will vote the shares held in the Investment Divisions of the Separate Account of the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply. The following is a summary explanation of these charges. (See "Additional Information About Charges" in the SAl for more information.)

                            DEDUCTIONS FROM PREMIUMS

     For Series 1 and 2 policies, there are no deductions from premiums. For Series 3 policies, when we receive a premium payment from you, we will deduct a state premium tax charge, and a federal tax charge.

STATE PREMIUM TAX CHARGE

       -- For Series 3 policies, we currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

       -- For Series 3 policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.


            DEDUCTIONS FROM CASH VALUE AND FROM THE SEPARATE ACCOUNT



     Each Monthly Deduction Day, we will deduct from your policy's Cash Value the deferred sales expense charge, an administrative charge, a cost of insurance charge, and, for Series 2 and 3 policies, a Mortality and Expense Risk charge from the Investment Divisions of the Separate Account. In addition, for Series 1 policies, each day we deduct a Mortality and Expense Risk charge from the Cash Value allocated to the Separate Account. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.


     The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

DEFERRED SALES EXPENSE CHARGE

     The deferred sales expense charge is deducted on each Monthly Deduction Day for 10 years following a premium payment.

     For Series 1 and 2 policies, the deferred sales expense charge is comprised of the sales expense charge, a state tax charge, and a federal tax charge.

       -- Sales Expense Charge--We currently deduct 0.40% of the Cash Value, or
          $4 per $1,000 of Cash Value, as a sales expense charge. We may increase this charge, however, we guarantee that the sales expense charge combined with the state tax charge and the federal tax charge will never exceed 1.00% of Cash Value.

       -- State Premium Tax Charge--We currently deduct 0.30% of the Cash Value, or $3 per $1,000 of Cash Value, as a state premium tax charge. We may increase this charge to reflect changes in the applicable law. However, we guarantee that the state premium tax charge combined with the sales expense charge and federal tax charge will never exceed 1.00% of Cash Value.

       -- Federal Tax Charge--We currently deduct 0.20% of the Cash Value, or $2 per $1,000 of Cash Value, as a federal tax charge. We may increase this charge to reflect changes in the applicable law. However, we guarantee that the federal tax charge combined with the sales expense charge and the state tax charge will never exceed 1.00% of Cash Value.


     For Series 3 policies, the deferred sales expense charge is equal to 0.40%, or $4 per $1,000, as an annual percentage of the policy's Cash Value. We may increase this charge; however, we guarantee that the deferred sales expense charge for Series 3 policies will never exceed 0.50%, or $5 per $1,000, as an annual percentage of the policy's Cash Value.

MONTHLY ADMINISTRATIVE CHARGE

     On each Monthly Deduction Day, we will deduct a monthly administrative charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     Currently, we deduct a monthly administrative charge equal to 0.60% of the Cash Value for the first three policy years. Starting in Policy Year four, this charge is reduced based on the Cash Value as specified in the table below. While we can change the monthly administrative charge at any time, we guarantee that we will never charge more than 0.70% of the Cash Value of the policy.

      CURRENT MONTHLY ADMINISTRATIVE CHARGE FOR POLICY YEARS 4 AND BEYOND:
                      (AS A PERCENTAGE OF TOTAL CASH VALUE)

------------------------------------------------------------------------------------
            IF CASH VALUE IS:                        ADMINISTRATIVE CHARGE

------------------------------------------------------------------------------------
     Below $30,000                                            0.60%
------------------------------------------------------------------------------------

     $30,000 to $59,999.99                                    0.55%
------------------------------------------------------------------------------------

     $60,000 to $89,999.99                                    0.50%
------------------------------------------------------------------------------------

     $90,000 to $119,999.99                                   0.40%
------------------------------------------------------------------------------------

     $120,000 to $149,999.99                                  0.30%
------------------------------------------------------------------------------------

     $150,000 to $179,999.99                                  0.20%
------------------------------------------------------------------------------------

     $180,000 to $199,999.99                                  0.10%
------------------------------------------------------------------------------------

     $200,000 or greater                                      0.00%
------------------------------------------------------------------------------------


COST OF INSURANCE CHARGE


     Each Monthly Deduction Day, we deduct a charge from the Cash Value for the cost of providing a Life Insurance Benefit to you each month. This charge is equal to the Net Amount at Risk multiplied by a monthly cost of insurance rate. The Net Amount at Risk is calculated as the difference between the policy's Life Insurance Benefit divided by 1.0032737 and its Cash Value. The Life Insurance Benefit is at least as great as the policy's Face Amount. The Cash Value varies based on the performance of the Investment Divisions selected, outstanding loans (including loan interest), charges, and premium payments.



     We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue age, gender, underwriting class, Face Amount and Policy Year. In addition, we may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.




     We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

MORTALITY AND EXPENSE RISK CHARGE

SERIES 1 POLICIES


       -- Current--We currently deduct a daily Mortality and Expense Risk charge from Cash Value allocated to the Separate Account that is equal to an annual rate of 0.50%, or $5 per $1,000, of the average daily net asset value of each Investment Division. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.



       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the average daily net asset value of each Investment Division.


SERIES 2 AND 3 POLICIES


       -- Current--We currently deduct a monthly Mortality and Expense Risk charge from the Cash Value that is equal to an annual rate of 0.50%, or $5 per $1,000, of the Cash Value allocated to the Separate Account. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.



       -- Guaranteed Maximum--We guarantee that the monthly Mortality and Expense Risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the Cash Value allocated to the Separate Account.


EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate certain policy expenses. These include monthly cost of insurance, the monthly administrative charge, and for Series 2 and 3 policies, a Mortality and Expense Risk Charge. You can instruct us at the time of the application and any time thereafter to have expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible from these allocation alternatives. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Table of Fees and Expenses--Fund Annual Expenses" for more information.)

                               TRANSACTION CHARGES

SURRENDER CHARGES


     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy during the first nine Policy Years, we will deduct a Surrender Charge. The Surrender Charge will be assessed on the amount of Cash Value withdrawn that is in excess of the Surrender Charge Free Window. The Surrender Charge Free Window is the greater of 10% of the total premiums paid or 100% of the gain in the policy. The charge will never be greater than the maximum surrender charges shown on the Policy Data Page.


     For example, a male insured aged 55, preferred class, with a single premium of $30,000, would pay a charge of $2,487.08 for a Series 1 policy, $2,487.20 for a Series 2 policy, and $2,013.15 for a Series 3 policy if he surrenders his policy at the end of the first Policy Year, calculated as follows:

Series 1 (Cash Value at time of surrender = $30,634.18)

     Step 1: Calculate the Surrender Charge Free Window as the greater of:
             10% of the Initial Single Premium ($30,000) = $3,000, or
             100% of the gain in the policy = $30,634.18 - $30,000 = $634.18
             Surrender Charge Free Window = $3,000

     Step 2: Calculate the amount of the Cash Value upon which the surrender charge will be assessed as the:
             Cash Value - Surrender Charge Free Window
             $30,634.18 - $3,000 = $27,634.18

     Step 3: Calculate the amount of the surrender charge by multiplying the result in Step 2 by the applicable percentage as specified on the Policy Data Page:
             $27,634.18 x 9% = $2,487.08

Series 2 (Cash Value at time of surrender = $30,635.52)

     Step 1: Calculate the Surrender Charge Free Window as the greater of:
             10% of the Initial Single Premium ($30,000) = $3,000, or
             100% of the gain in the policy = $30,635.52 - $30,000 = $635.52
             Surrender Charge Free Window = $3,000

     Step 2: Calculate the amount of the Cash Value upon which the surrender charge will be assessed as the:
             Cash Value - Surrender Charge Free Window
             $30,635.52 - $3,000 = $27,635.52

     Step 3: Calculate the amount of the surrender charge by multiplying the result in Step 2 by the applicable percentage as specified on the Policy Data Page:
             $27,635.52 x 9% = $2,487.20

Series 3 (Cash Value at time of surrender = $29,842.02)

     Step 1: Calculate the Surrender Charge Free Window as the greater of:
             10% of the Initial Single Premium ($30,000) = $3,000, or
             100% of the gain in the policy = $29,842.02 - $30,000 = ($157.98)
             Surrender Charge Free Window = $3,000

     Step 2: Calculate the amount of the Cash Value upon which the surrender charge will be assessed as the:
             Cash Value - Surrender Charge Free Window
             $29,842.02 - $3,000 = $26,842.02

     Step 3: Calculate the amount of the surrender charge by multiplying the result in Step 2 by the applicable percentage as specified on the Policy Data Page:
             $26,842.02 x 7.5% = $2,013.15

     If the policy remains in force, no charge is assessed. Surrender charges also apply to partial withdrawals, in excess of the Surrender Charge Free Window, that are taken from the policy.

PARTIAL WITHDRAWAL CHARGE

     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn.

TRANSFER CHARGE

     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

EXERCISE OF LIVING BENEFITS RIDER

     A one-time charge will apply if you exercise the Living Benefits Rider.

                                  LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. For Series 1 and 2 policies when you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. For Series 3 policies, we will transfer an amount so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest.

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first ten Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. (See "Loans" for more information.)

                            DESCRIPTION OF THE POLICY

                                   THE PARTIES


     There are three important parties to the policy: the POLICYOWNER, the PRIMARY INSURED, and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

       -- add/delete riders

       -- change the beneficiary

       -- change underlying investment options

       -- take a loan against or take a partial withdrawal from the Cash
          Surrender value of the policy

     The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and sent to VPSC at one of the addresses listed on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well.

INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the Policy Proceeds. The policyowner can name his or her estate as the beneficiary.

     Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

                                   THE POLICY


     The policy provides life insurance protection on the named Primary Insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers: (1) permanent life insurance protection; (2) access to the policy's Cash Surrender Value through loans and partial withdrawal privileges (within limits); (3) a death benefit guarantee (for Series 1 and 2 policies the death benefit guarantee exists only if your initial premium is based on 100% of the guideline single premium); (4) additional benefits through the use of optional riders; and (5) a selection of premium and expense allocation options, consisting of 38 Investment Divisions (37 of which are available to all policyowners), and a Fixed Account with a guaranteed minimum interest rate.



     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.


     The Life Insurance Benefit is equal to the Face Amount of your policy or the Cash Value multiplied by a percentage as specified in your policy.

HOW THE POLICY IS AVAILABLE

     SPVUL is available as a Non-Qualified policy only.

POLICY PREMIUMS

     When you purchase an SPVUL policy you pay an initial single premium payment. If you choose to pay additional premium payments we may increase the Life Insurance Benefit under the policy to meet federal tax requirements. We reserve the right to refuse any additional premium payments that violate federal tax requirements. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing if the death benefit guarantee is not in effect. You can also pay additional premiums if you decide you do not want the death benefit guarantee invoked. Additional premium payments will not increase the policy's Face Amount or the death benefit guarantee amount. (See "Premiums" for more information.)

     The currently available methods of payment are: direct payments to NYLIAC and any other method agreed to by us.

                                   CASH VALUE

     The Cash Value of this policy at any time is equal to the total value of your policy's accumulation units in the Separate Account and any amount in the Fixed Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

       -- the amount and frequency of the premium payments;

       -- the investment experience of the Investment Divisions you choose;

       -- the interest credited on the amount in the Fixed Account;

       -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

       -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. (See "Partial Withdrawals and Surrenders" for details about surrendering your policy.)

                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT



     The balance of your premium payment, after we deduct any applicable premium charges, is called your net premium. We allocate your net premium among the available Investment Divisions that you select (See "Management and Organization--Funds and Eligible Portfolios" for a list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your net premium to a maximum of 21 investment options from among the 38 Investment Divisions (37 of which are available to all policyowners), and/or the Fixed Account.


AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.


     We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.


AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premium payment(s) to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the net premium payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges we have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT


     You can transfer all or part of the Cash Value of your policy: (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) among the Investment Divisions in the Separate Account. You can allocate Cash Value to a maximum of 21 investment options from among the 38 Investment Divisions (37 of which are available to all policyowners), and/or the Fixed Account.


     You can request a transfer under the following conditions:

       -- Maximum Transfer-The maximum amount you can transfer from the Fixed
          Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

       During any period when the interest rate credited on the amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5,000. This limit, however, will not apply if the insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year that the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as transfers toward these maximum limits.

       -- Minimum Transfer-The minimum amount you can transfer from an Investment Division or the Fixed Account is the lesser of (i) $500 or
          (ii) the total amount in the Investment Division or the Fixed Account.

       -- Minimum Remaining Value-If a transfer will cause the amount you have in an Investment Division or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Division and/or Fixed Account you have chosen.

LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers-This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer

       -- charge you for any redemption fee imposed by an underlying Fund

       -- limit the dollar amount, frequency or number of transfers.


     Currently, if you or someone acting on your behalf requests EITHER BY TELEPHONE OR ELECTRONICALLY, transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus. We will provide you with written notice when we take this action.


     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within six months of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.


     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the Investment Company Act of 1940, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers - Our procedures are designed to limit potentially harmful transfers. We cannot guarantee, however, that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowners transactions on individual policyowner transfer activity.

       -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     (1) an adverse effect on portfolio management, such as:

              a) impeding a portfolio manager's ability to sustain an investment objective;

              b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

              c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

     (2) increased administrative and Fund brokerage expenses.

     (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

       -- Transfer Charge: We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.

       -- How to request a transfer:

     (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

     (2) use the Interactive Voice Response system at 800-598-2019;


     (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or


     (4) make your request through the Virtual Service Center (VSC).

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.


     Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day. (See "Management and Organization--Our Rights--How to Reach Us for Policy Services" for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits at any time (subject to age restrictions) by selecting one or both of the following riders:

       -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN
          MOST JURISDICTIONS): Under this rider, if the insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated Death Benefit. A one-time charge is assessed if this rider is exercised.

       -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER: Upon the insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

     See the SAI for more information about riders.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

       -- DOLLAR COST AVERAGING Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option at any time as long as the policy's Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Variable Products Service Center (VPSC) at one of the addresses listed on the first page of this prospectus.


       -- AUTOMATIC ASSET REALLOCATION If you choose this feature, we will reallocate your assets automatically among the Investment Divisions on a schedule you select in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option at any time as long as the Cash Value allocated to the Separate Account is $2,500 or more. To set up Automatic Asset Allocation, you must send a completed Automatic Asset Reallocation form to the Variable Products Service Center (VPSC) at one of the addresses listed on the first page of this prospectus. A previously established Automatic Asset Reallocation will be automatically cancelled if we process a separate request to transfer funds among the Investment Divisions or Fixed Account, or a request to change the allocation of subsequent premium payments, unless you modify your Automatic Asset Reallocation so that it is consistent with your transfer or premium allocation instructions within one Business Day after we receive your request. (See the SAI for more information.)


       -- INTEREST SWEEP You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. You can elect this option at any time as long as the amount in the Fixed Account is $2,500 or more. To set up the Interest Sweep feature, you must send a completed Interest Sweep form to the Variable Products Service Center (VPSC) at one of the addresses listed on the first page of this prospectus.

MATURITY DATE

     Your policy matures on the policy anniversary on which the insured is age
100. One year before your policy's maturity date, we will notify you that on your maturity date you may elect to:

     (1) continue the policy with the death benefit guarantee (if the death benefit guarantee is in effect);

     (2) continue the policy without the death benefit guarantee; or

     (3) surrender the policy.

     If you do not make an election and the death benefit guarantee is in effect, or if you affirmatively elect to continue the policy with the death benefit guarantee, we will transfer all amounts you have allocated to the Investment Divisions to a Cash Management investment division. The policy's Face Amount and death benefit guarantee amount will be the greater of the death benefit guarantee amount at maturity or the Cash Value at maturity. For Series 1, we will not assess any further Monthly Deductions, but we will continue to deduct Separate Account charges. For Series 2 and 3 we will continue to assess a Mortality and Expense Risk charge on the Cash Value that remains in the Separate Account. The Eligible Portfolios will continue to deduct their own fees and expenses. You will not be permitted to make transfers into any other Investment Division, make additional premium payments into any Investment Division other than the Cash Management investment division, or make partial withdrawals. The federal income tax treatment of a life insurance contract is uncertain after the insured is age 100. (See "Federal Income Tax Considerations--Status of Policy After Insured is Age 100" for more information).

     If you do not make an election and the death benefit guarantee is not in effect, or if you affirmatively elect to continue the policy without the death benefit guarantee, your Cash Value will remain invested in the same investment options as before Maturity. You will be paid the Cash Surrender Value upon the death of the insured. We will not assess any further Monthly Deductions, but we will continue to assess a Mortality and Expense Risk charge on the Cash Value that remains in the Separate Account. The Eligible Portfolios will continue to deduct their own fees and expenses.

     If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES


     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus.



     As a general matter, before making an exchange, you should compare both policies carefully. You should also remember that, if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.



     In addition, because the final surrender value of your old policy will be determined after the new life insurance policy has been issued, this surrender value will be subject to any increases or decreases in policy values due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. The final surrender value may be determined several Business Days after your exchange request is received. Before any exchange, you should consult your current insurer about how to mitigate market exposure during this period.


24 MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, and risk classification as your original policy, but will not offer variable investment options such as the Investment Divisions. You may choose for the new policy to have either a Face Amount equal to the Face Amount of this policy on the date of the exchange, or the same Death Benefit.

     In order to exchange your policy:

       -- your policy must be in effect on the date of the exchange;

       -- you must repay any unpaid loan (including any accrued loan interest);
          and

       -- you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus.


     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the Business Day on which we receive the necessary payment for your exchange at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. Requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or received on a non-Business Day, will be processed as of the next Business Day. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary. When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.


                                    PREMIUMS

     At the time you purchase your policy, you pay an initial single premium and, subject to restrictions, you can pay additional premiums. Contact your Registered Representative or VPSC for the limits applicable to your policy. The currently available methods of payment are: direct payment to NYLIAC and any other method agreed to by us. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     For Series 1 and 2 policies, you can choose an initial single premium based on 80% or 100% of the Guideline Single Premium ("GSP"). The GSP is shown on your Policy Data Page. For Series 3 policies there is no GSP, and you can pay any amount within our minimum and maximum limits.

     An unplanned premium is a payment you make after the initial single premium is made.

       -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age
          100. If, however, payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

       -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

       -- The minimum unplanned premium amount we allow is $500.

       -- We may limit the number and amount of any unplanned premium payments.

     Unless you advise us otherwise, unplanned premiums remitted on a policy with an outstanding loan balance will automatically be applied first as a loan repayment and then as unplanned premiums up to any applicable Guideline Limits (for Series 1 and Series 2).

     For Series 1 and Series 2 policies, the death benefit guarantee is provided only if your initial single premium is based on 100% of the GSP. It is not available if your initial single premium is based on 80% of the GSP. You can remit additional premiums up to the maximum limits set by Section 7702 of the Code. Making these additional payments will, however, never result in a death benefit guarantee being applied to your policy if one did not exist at issue.

     All Series 3 policies contain a death benefit guarantee at issue.

     On policies where the death benefit guarantee is not in effect, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. Your policy can lapse if the Cash Surrender Value is insufficient to cover monthly deduction charges.

     Factors that are considered in determining your initial premium payment are the insured's age at issue, underwriting class, gender, and policy Face Amount.

     Unplanned premium payments must be sent to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 330 North Orleans Street, Receipt & Dispatch, 8(th) Floor, Chicago, IL 60654. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     Additional premium payments will not increase the policy's Face Amount or the death benefit guarantee amount.

TIMING AND VALUATION


     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time). Any premiums received after that time will be credited to your policy on the next Business Day.


     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You may cancel increases in the Face Amount of your policy under the same time limits. (See "State Variations" for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the Free Look period. On the Business Day following the Free Look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected.

     If you cancel your policy, however, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

     Premium payments must be mailed to one of the addresses listed on the first page of this prospectus. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     All premium payments you make during the Free Look period are applied to our General Account. After the Free Look period, we apply your premium (for Series 1 and 2) or net premium, which is the balance of the premium payment after we deduct state and federal tax charges (for Series 3), along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation form is received by VPSC at one of the addresses listed on the first page of this prospectus. Premium allocation selections received after market close will be effective the next Business Day.

     A 9-year surrender charge period will be applied only to the initial single premium. Additional premiums will not have a separate surrender charge period. The initial single premium effective date will start the 9-year surrender charge period. A 10-year deferred sales expense charge will be applied to each premium remitted. Each premium's effective date will start a separate 10-year deferred sales expense charge period.

     Loan repayments are not subject to surrender charges or deferred sales expense charges.

     All Series 1 and 2 policies are subject to the Guideline Premium Test ("GPT") and therefore, we may limit your premium payments under these policies. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit" for more information.

     Additional premium payments will not increase the policy's Face Amount or the death benefit guarantee amount.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of the reversed investment options, we will deduct the amount of the loss from your policy's Cash Value.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

     The monthly deduction of charges will be taken from the initial premium payment effective with the first Monthly Deduction Day.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

           1) the Life Insurance Benefit, calculated based on the policy's Life Insurance Benefit option valued as of the date of death;

     less 2) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

     less 3) any past due monthly deductions.

     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Policy Payment Information--Life Insurance Benefit" for more information.

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive the Policy Proceeds. You have certain options regarding the policy's beneficiary:

       -- You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the Insured dies.

       -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

       -- To change a revocable beneficiary while the Insured is living you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

       -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or, if you are deceased, to your estate.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within seven days after we receive all of the necessary requirements at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

     Under the following situations, payment of proceeds may be delayed:

       -- We may delay payment of any loan proceeds attributable to the Separate
          Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists; or

       (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

       -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to six months from the date we receive your request.

       -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

       -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Death Benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, Death Benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by state law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by state law).

DEATH CLAIMS

     The beneficiary can elect to have the Policy Proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at VPSC at one the addresses listed on the first page of this prospectus, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the Policy Proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Policy Payment Information--Life Insurance Benefit" for more information.

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

       -- Interest Accumulation Option (Option 1 A)
          Under this option, the portion of the Policy Proceeds kept with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

       -- Interest Payment Option (Option 1 B)
          Under this option, we will pay interest on all or part of the Policy Proceeds kept with us. You will select the frequency of the interest payments, which can be: each month, every three months, every six months or once each year.

       -- Life Income Option (Option 2)

       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request to VPSC, we will send a statement of the minimum amount of each monthly payment under this option. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

       Series 3

2003-2005       2006-2015       2016-2025       2026-2035       2036 and later
---------       ---------       ---------       ---------       --------------
    +1              0               -1              -2                -3


       Series 2

2002-2005       2006-2015       2016-2025       2026-2035       2036 and later
---------       ---------       ---------       ---------       --------------
    +1              0               -1              -2                -3


       Series 1

1999-2005       2006-2015       2016-2025       2026-2035       2036 and later
---------       ---------       ---------       ---------       --------------
    +1              0               -1              -2                -3


     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the Primary Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See "Policy Payment Information--Payees" for more information)

     After the Primary Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option at VPSC or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT

     The Life Insurance Benefit is equal to the policy's Face Amount in force on the Insured's date of death. Your Life Insurance Benefit may be greater if the policy's Cash Value multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the Face Amount in force on the date of death. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT").

Series 1 and 2 policies use the GPT. Series 3 policies use the CVAT. The Life Insurance Benefit will vary depending on which test is used.

     The Guideline Premium Test--Series 1 and 2 Policies
     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value.

     The Cash Value Accumulation Test--Series 3 Polices
     The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--IRC
Section 101(j)--Impact on Employer-Owned Policies" for more information.

DEATH BENEFIT GUARANTEE

     For Series 1 and 2 policies, a death benefit guarantee is included in the policy at issue only if you pay an initial single premium based on 100% of the GSP for the policy. It is not available to Policyowners who pay an initial single premium based on 80% of the GSP. For Series 3 policies, a death benefit guarantee is automatically included in the policy at issue and equals the Face Amount. The death benefit guarantee prevents the policy from lapsing even if the policy's Cash Surrender Value is insufficient to cover the Monthly Deductions. Loans and partial withdrawals can reduce or eliminate the death benefit guarantee. If the Insured dies after the death benefit guarantee has been invoked, the Policy Proceeds will equal the amount of the death benefit guarantee. Additional premium payments will not increase the policy's Face Amount or the death benefit guarantee amount.

     Below is an example of the new death benefit guarantee after a partial withdrawal assuming the following:

       -- The owner of a Policy with a $58,068 Face Amount takes a partial withdrawal of $1,000 in the 2(nd) year.

       -- Issue Age of 35

       -- Initial Single Premium at Issue = $10,000

       -- Death benefit guarantee at Issue = $58,068 Face Amount

       -- Cash Value before withdrawal = $11,020

       -- Cash Value after withdrawal = $10,000 ($11,020 (Cash Value before the partial withdrawal) - 1,000 (partial withdrawal amount) - $20 (partial withdrawal fee)


For Series 1 and 2 policies, the new death benefit guarantee is the lowest of the following 3 calculations:

     1. The attained age Face Amount:
        $10,000/0.1797 = $55,648 (Where "0.1797" is the approximate GSP per dollar at age 36)

     2. The policy's reduced Face Amount:
        The Face Amount at issue minus the $1,000 withdrawal. Reduced Face Amount is
        $58,068 - $1,000 = $57,068

     3. The death benefit guarantee in effect before the partial withdrawal:
        $58,068

The death benefit guarantee amount is now reduced to $55,648 (the lowest of the three calculations above).

     For Series 3 policies, the new death benefit guarantee equals the policy's reduced Face Amount:

     The Face Amount at issue minus the $1,000 withdrawal. Reduced Face Amount is
     $58,068 - $1,000 = $57,068

The death benefit guarantee amount is now reduced to $57,068.


     Any time the amount of the death benefit guarantee is reduced, that amount becomes the new death benefit guarantee amount. The amount of the death benefit guarantee will never increase.

     For Series 1 (except in N.J.):

     If, at any time, the loan principal including capitalized interest exceeds 50% of the Cash Surrender Value, the death benefit guarantee will terminate.

     For Series 1 policies issued in N.J. and all Series 2 and Series 3 policies:

     On a Monthly Deduction Day, if the Cash Surrender Value of the policy is insufficient to cover the monthly deductions, the death benefit guarantee will not apply if the total premiums paid less any current loan balance, including accrued interest and any accumulated gross partial withdrawals, is less than the initial single premium. This means the death benefit guarantee does not apply unless (a) you paid additional premium after the initial single premium, and (b) the amount of the loan, including accrued interest, is no more than the amount of the additional premium(s). Premiums and/or loan repayments will be accepted during the 62-day grace period to ensure that the initial single premium test is satisfied so that the death benefit guarantee can be invoked.

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date.

SUICIDE

     If the death of the Insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the Beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates the insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     While the Insured is living, you can assign this policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if the Insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your request. We will not allow a partial withdrawal if it would reduce the Cash Surrender Value below the minimum initial single premium required by issue age ($5,000 for issue ages 17 and below; $10,000 for issue ages 18 and above). See "The Effect of a Partial Withdrawal" for more information on how a partial withdrawal can reduce your Cash Value, thereby reducing your Cash Surrender Value.

REQUESTING A PARTIAL WITHDRAWAL


     You can request a partial withdrawal from your policy by sending a written request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. Please note that partial withdrawal request for amounts greater than $25,000 or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus.


     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. We may, however, delay payment under certain circumstances. (See "Policy Proceeds" for more information.)


     Your requested partial withdrawal will be effective on the date we receive your written request. However, if we receive your request after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern
Time), on a Business Day, or receive it on a non-Business Day, then the requested partial withdrawal will be effective on the next Business Day.


     When you make a partial withdrawal, we deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn.

     You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.


     A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See "Federal Income Tax Considerations" for more information.)


THE EFFECT OF A PARTIAL WITHDRAWAL

     If you make a partial withdrawal and your policy's Life Insurance Benefit equals the Face Amount, we will reduce the Face Amount by the amount of your partial withdrawal. If your policy's Life Insurance Benefit exceeds the Face Amount, then:

       -- if, after the withdrawal, your policy's Life Insurance Benefit would continue to exceed the Face Amount, we will reduce your Life Insurance Benefit by the amount of the Cash Value you withdrew plus any applicable fees and charges, multiplied by an applicable percentage that you will find in your Policy in the table captioned "Table Of Percentages For Life Insurance Benefit For Compliance With IRC Section 7702", and we will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any fees and charges; or

       -- if, after the withdrawal, your policy's Life Insurance Benefit would not continue to exceed the Face Amount, we will first determine how much of your withdrawal is attributable to a reduction of the Life Insurance Benefit to the Face Amount. We then reduce your policy's Face Amount by an amount equal to the remainder of the withdrawal. We will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any applicable fees and charges.

     For the first nine Policy Years, partial withdrawals in excess of the greater of 10% of premiums paid or 100% of the gain in the Policy will be subject to a surrender charge.

                                   SURRENDERS

CASH SURRENDER VALUE


     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charge that may apply and any outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. (See "Table of Fees and Expenses" and "Transaction Charges" for more information.)


REQUESTING A SURRENDER

     To surrender the policy, you must send a written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

WHEN THE SURRENDER IS EFFECTIVE


     Your surrender will be effective as of the end of the Business Day VPSC receives your written request. If, however, we receive your request after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), on a Business Day, or receive it on a non-Business Day, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date. Subject to the limits explained in "Policy Payment Information--When We Pay Policy Proceeds" section.


SURRENDER CHARGES


     If you surrender your policy during the first nine Policy Years, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Table of Fees and Expenses" and "Charges Associated with the Policy--Transaction Charges" for more information.) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time. A surrender may result in taxable income and a penalty tax to you. (See "Federal Income Tax Considerations" for more information.)

                                      LOANS

     You can borrow any amount up to the loan value of the policy that equals 90% of your policy's Cash Surrender Value. Since, under most circumstances, the Policy is deemed a modified endowment contract under the IRC, there may be adverse tax consequences if you take a loan.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account. For Series 1 and 2 policies, we will transfer an amount so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. For Series 3 policies, we will transfer an amount so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. For all policies, we will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the Cash Value of the Fixed Account to fall below 106% (or a different percentage based on the loan interest rate) for Series 1 and 2 polices, or 100% for Series 3 polices, of all outstanding loans. If, in addition, the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

       -- the policy anniversary;

       -- the date you increase or repay a loan;

       -- the date you surrender the policy;

       -- the date the policy lapses; or

       -- the date on which the insured dies.

     We will charge any unpaid loan interest due on a policy anniversary against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged as an additional loan would cause the amount borrowed to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro-rata basis across all Investment Divisions.


LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a loan repayment unless you tell us in writing that it is an additional premium payment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.

EXCESS LOAN CONDITION


     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, the policy will end. This could result in a taxable gain to you. If the policy is in the late period, the policy will not end earlier than the end of the late period (See "Late Period" below for details).


THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     Unpaid loan interest generally will be treated as a new loan under the IRC. A loan may result in taxable income and penalty taxes to you. In addition, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)


                          TERMINATION AND REINSTATEMENT

LATE PERIOD


     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due from the Cash Surrender Value for the next policy month and the death benefit guarantee is not in effect, your policy will enter a late period for 62 days. During this period, you have the opportunity to pay any premium needed to cover overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, the policy will end without any benefits.

     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due from Cash Surrender Value for the next policy month, and the death benefit guarantee is in effect, then the death benefit guarantee can be invoked as described in (a) or (b) below:

     (a) If there is no outstanding loan, the policy will continue for a late period of 62 days after the Monthly Deduction Day on which the Cash Surrender Value is insufficient to cover the monthly deduction charges. To inform you of this situation, we will mail a notice to you, at your last known address, at least 31 days before the end of the late period requesting payment of the additional premium amount necessary to keep the policy in force. If you do not send us this additional premium amount, postmarked by the end of the late period, the death benefit guarantee will be invoked on the Monthly Deduction Day following the expiration of the 62-day late period. We will send a notification to your last known address indicating that the death benefit guarantee has been invoked and the amount of the death benefit guarantee that applies.

     (b) If there is an outstanding loan, you will be given the opportunity to repay the loan. The policy will continue for a late period of 62 days after the Monthly Deduction Day on which the Cash Surrender Value is insufficient to cover the monthly deduction charges. To inform you of this situation, we will mail a notice to you, at your last known address, at least 31 days before the end of the late period requesting payment of the additional premium amount, including the loan amount and any interest due, necessary to keep the policy in force. If you do not send us the required payment, postmarked by the end of the late period, the death benefit guarantee will be invoked on the Monthly Deduction Day following the expiration of the 62-day late period. We will send a notification to your last known address indicating that the death benefit guarantee has been invoked and the amount of the death benefit guarantee that applies. If not repaid, the amount of any outstanding loan and loan interest will be deducted from the death benefit guarantee amount that applies.

Once the death benefit guarantee is invoked, no further charges will be deducted, and no surrender, partial withdrawals, loans, or changes of premium allocation election will be permitted. The death benefit guarantee amount will be paid when we receive proof that the Insured has died.

     If the Insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid loan, loan interest, and unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies.

REINSTATEMENT OPTION

     If your policy has ended, or if it has not ended but the death benefit guarantee has been invoked, you can request that we reinstate your policy if all of these conditions are met:

       -- you send a written request for reinstatement in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus, within five years after your policy is ended or the death benefit guarantee has been invoked;

       -- the insured is alive; and

       -- you have not surrendered your policy.

     Before we reinstate your policy, we must also receive the following:

     (1) payment equal to an amount sufficient to keep the policy in effect for at least three months (for Series 3, this amount is multiplied by a factor to account for state and federal tax charges); and

     (2) satisfactory evidence of insurability if your reinstatement request is more than 90 days after the end of the late period.

     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. on any Business Day, or any non-Business Day, will be credited on the next Business Day.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve of the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of any additional premiums due, which is an amount that is sufficient to keep the policy in force for at least 3 months. We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy ended or when the death benefit guarantee was invoked, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

     During a late period, transfers may be made; however, no new loans or partial withdrawals can be taken.

     A death benefit guarantee will apply to a reinstated policy only if one existed before the policy ended. Any coverage put into effect as a result of the death benefit guarantee being invoked is terminated upon reinstatement of the policy.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies were sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.


     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 5.5% per year.(1) Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 3% of first year premiums and additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 4.




----------
(1) This figure is a percentage of a planned single premium of $10,000 and assumes a discount rate of 6%. Additional assumptions for the SPVUL product are: Female Issue Age 60, issued preferred, with an initial face amount of $21,092.

     The total commissions paid during the fiscal year ended December 31, 2009, 2008, and 2007 were $63,980, $333,610 and $411,631, respectively. NYLIFE
Distributors did not retain any of these commissions.



     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.



     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.



     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.



     NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.




     Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.


     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws (except as noted in "Other Tax Issues" below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.


     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.


     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.


DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.


     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY


     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. The exclusion from gross income will not apply, however, if you are not the Primary Insured and you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, or employee, or because the Primary Insured has a financial interest in a business of yours. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.) (See "Modified Endowment Contract Status.")


IRC SECTION 101(J)--IMPACT ON EMPLOYER-OWNED POLICIES

     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

     (1) the insured was an individual who was an employee within 12 months of his death;


     (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $110,000 (for 2010), directors and anyone else in the top 35 percent of employees based on compensation;


     (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

     (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

     Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.


     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS


     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below. In most cases, an SPVUL policy will be a modified endowment contract when it is issued.



     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the "seven-pay premiums." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. Because an SPVUL policy is purchased with a single premium, it will generally be a modified endowment contract at all times. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.


     Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.


     Any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.



     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.


STATUS OF THE POLICY AFTER THE INSURED IS AGE 100


     The policy provides that unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.


POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.




     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.



3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME



     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).


POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.


     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.


CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Death Benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)


     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, or employee, or because the Primary Insured has a financial interest in a business of yours.


     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may enact.

OTHER TAX ISSUES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. In addition, unless legislation providing for different rules is enacted, (1) the Federal estate tax will not apply for estates of decedents dying in 2010, (2) the generation-skipping transfer tax will not apply to transfers made in 2010 and (3) Federal estate and generation-skipping transfer taxes will be reinstated in 2011, using the tax rates (up to 55%) and exemption amounts ($1,000,000) that were applicable in 2001. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.


WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. This statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements. (Please refer to the section on "How To Reach Us for Policy Services.") In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.


                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2009 and 2008, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2009 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2009, and the statements of operations, and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

                                   APPENDIX A

                             SERIES 3 ILLUSTRATIONS

     The following illustrations demonstrate how your SPVUL Series 3 policy works. The current and guaranteed values are based on the age, sex, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The illustrations are for a policy issued to a female with preferred underwriting class, issue age 60, with an initial single premium of $10,000, and an initial Face Amount of $21,092 for Series 3. It assumes that 100% of the net single premium is allocated to the Separate Account for Series 3.

     The illustrations show how the Life Insurance Benefit, Cash Value, and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or, 10%. The hypothetical illustration information will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value, and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made.

     Table 1 reflects all charges under the policy, and assumes that the cost of Insurance charges are based on our current cost of insurance rates and reflects the deduction of all current charges from the Cash Value. For Series 3, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.50% (on a current basis) of the Cash Value allocated to the Separate Account.

     Table 2 reflects all charges under the policy, assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates, and reflects the deduction of all guaranteed maximum charges from the Cash Value. For Series 3, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.80% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.


     These tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.84% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the fee table in this prospectus for details of the underlying Fund fees.



     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: -0.84%, 5.11%, and 9.08%.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex, and underwriting class of the insured for any initial Life Insurance Benefit and premium requested. We will furnish an illustration assuming current Policy charges and current cost of insurance rates and maximum charges and rates.

                                    SERIES 3
                                     TABLE 1

             SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                 FEMALE ISSUE AGE: 60, PREFERRED
                 PLANNED SINGLE PREMIUM: $10,000
                 INITIAL FACE AMOUNT: $21,092

                 ASSUMING CURRENT CHARGES



                    END OF YEAR DEATH          END OF YEAR CASH VALUE(1)    END OF YEAR CASH SURRENDER
                   BENEFIT(1) ASSUMING           ASSUMING HYPOTHETICAL            VALUE ASSUMING
                HYPOTHETICAL GROSS ANNUAL       GROSS ANNUAL INVESTMENT      HYPOTHETICAL GROSS ANNUAL
                   INVESTMENT RETURN OF                RETURN OF               INVESTMENT RETURN OF
               ---------------------------    --------------------------    --------------------------
POLICY YEAR      0%        6%        10%        0%       6%        10%        0%       6%        10%
-----------    ------    ------    -------    -----    ------    -------    -----    ------    -------
      1        21,092    21,713     22,533    9,395     9,960     10,336    8,765     9,288      9,636
      2        21,092    21,736     23,409    9,116    10,253     11,042    8,548     9,605     10,342
      3        21,092    21,737     24,294    8,836    10,552     11,793    8,327     9,931     11,143
      4        21,092    21,717     25,188    8,556    10,858     12,594    8,102    10,267     11,994
      5        21,092    21,783     26,219    8,272    11,171     13,446    7,909    10,671     12,946
      6        21,092    21,720     27,131    7,987    11,492     14,355    7,708    11,092     13,955
      7        21,092    21,748     28,192    7,698    11,820     15,322    7,497    11,520     15,022
      8        21,092    21,759     29,272    7,404    12,156     16,353    7,276    11,956     16,153
      9        21,092    21,874     30,537    7,106    12,499     17,450    7,045    12,399     17,350
     10        21,092    21,845     31,649    6,798    12,850     18,617    6,798    12,850     18,617
     15        21,092    22,496     39,230    5,162    14,997     26,154    5,162    14,997     26,154
     20        21,092    23,508     49,416    2,846    17,413     36,605    2,846    17,413     36,605
     25        21,092    24,737     62,748       --    20,111     51,014       --    20,111     51,014
     30        21,092    26,716     81,874       --    23,031     70,581       --    23,031     70,581
     35        21,092    28,702    106,528       --    26,332     97,732       --    26,332     97,732
     40        21,092    31,280    141,382       --    30,667    138,610       --    30,667    138,610




--------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 3
                                     TABLE 2

             SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                 FEMALE ISSUE AGE: 60, PREFERRED
                 PLANNED SINGLE PREMIUM: $10,000
                 INITIAL FACE AMOUNT: $21,092

                 ASSUMING GUARANTEED CHARGES



                                                                               END OF YEAR CASH
                    END OF YEAR DEATH        END OF YEAR CASH VALUE(1)            SURRENDER
                   BENEFIT(1) ASSUMING         ASSUMING HYPOTHETICAL            VALUE ASSUMING
                HYPOTHETICAL GROSS ANNUAL     GROSS ANNUAL INVESTMENT     HYPOTHETICAL GROSS ANNUAL
                  INVESTMENT RETURN OF               RETURN OF               INVESTMENT RETURN OF
               --------------------------    -------------------------    -------------------------
POLICY YEAR      0%        6%        10%       0%       6%        10%       0%       6%        10%
-----------    ------    ------    ------    -----    ------    ------    -----    ------    ------
      1        21,092    21,514    22,326    9,307     9,869    10,241    8,684     9,203     9,548
      2        21,092    21,336    22,979    8,939    10,064    10,839    8,383     9,430    10,150
      3        21,092    21,133    23,624    8,568    10,259    11,468    8,076     9,657    10,818
      4        21,092    21,092    24,255    8,190    10,449    12,127    7,759     9,882    11,527
      5        21,092    21,092    24,994    7,804    10,635    12,817    7,463    10,153    12,317
      6        21,092    21,092    25,592    7,406    10,815    13,541    7,149    10,422    13,141
      7        21,092    21,092    26,307    6,994    10,988    14,297    6,814    10,688    13,997
      8        21,092    21,092    27,012    6,567    11,154    15,090    6,456    10,954    14,890
      9        21,092    21,092    27,861    6,125    11,313    15,921    6,073    11,213    15,821
     10        21,092    21,092    28,549    5,663    11,465    16,794    5,663    11,465    16,794
     15        21,092    21,092    33,467    2,923    12,334    22,311    2,923    12,334    22,311
     20        21,092    21,092    39,265       --    12,470    29,085       --    12,470    29,085
     25        21,092    21,092    45,848       --    10,657    37,275       --    10,657    37,275
     30        21,092    21,092    54,373       --     1,671    46,873       --     1,671    46,873
     35        21,092    21,092    64,107       --        --    58,814       --        --    58,814
     40        21,092    21,092    76,529       --        --    75,028       --        --    75,028




--------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                          APPENDIX B--STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus.

                      VARIATIONS BY JURISDICTION (SERIES 1)

CALIFORNIA

-- Free Look-If you cancel your policy, we will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- The Suicide Exclusion period is one year from the Issue Date.

-- Transfers Among Investment Divisions and the Fixed Account-If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

CONNECTICUT

-- Loan Interest-Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

-- 24 Month Exchange Privilege-The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a Face Amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

DISTRICT OF COLUMBIA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Reinstatement-The late period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

ILLINOIS

-- Free Look-No loans or withdrawals are permitted during this period.

INDIANA

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

-- Free Look-You can return the policy to any of our registered representatives.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

KANSAS

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

MASSACHUSETTS

-- Title-The policy title is "Flexible Premium Variable Universal Life Insurance
   Policy".

-- Transfers Between Investment Divisions and/or the Fixed Account - If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

LOUISIANA

-- Late Period-To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

MICHIGAN

-- Living Benefits Rider-The benefit can be exercised if the Insured has a life expectancy of six months or less.

MINNESOTA

-- Free Look-You may cancel this policy by delivering or mailing a written notice, or sending a telegram, to New York Life Insurance and Annuity Corporation's Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed, and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

NEBRASKA

-- Late Period-This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charges.

NEW HAMPSHIRE

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NEW JERSEY

-- Termination and Reinstatement-If your Policy has a death benefit guarantee, the guarantee will not apply if the total premiums paid less any current loan balance are less than the initial single premium. Premium and/or loan repayments will be accepted during the grace period to allow the death benefit guarantee to be invoked.

NEW YORK

-- Free Look-You have 10 days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during this period to our General Account. After the free look period, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division-If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance-On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Spouse's Paid-Up Insurance Purchase Option Rider is called Rider Insured's
   Paid-Up Insurance Purchase Option (RIPPO) in New York.

NORTH CAROLINA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

NORTH DAKOTA

-- When Life Insurance Coverage Begins-Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

-- Death Claims-If payment of Policy Proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

-- The Suicide Exclusion period is one year from the Issue Date.

OKLAHOMA

-- Free Look-If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

OREGON

-- Title-The policy title is "Modified Premium Variable Universal Life Insurance
   Policy." Also, it is considered "Variable Life Insurance Benefit--Single Premium Payments."

-- Variable Benefits-The amount of variable benefits will not be adversely affected by expense or mortality results.

-- The state premium tax is referred to as a "Tax Charge Back." The rate may not be changed for the life of the policy.

SOUTH CAROLINA

-- Title-The policy title is "Variable Universal Life Insurance Policy."

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                      VARIATIONS BY JURISDICTION (SERIES 2)

CALIFORNIA

-- Free Look-If you cancel your policy, we will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- The Suicide Exclusion period is one year from the Issue Date.

-- Transfers Among Investment Divisions and the Fixed Account-If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

CONNECTICUT

-- 24 Month Exchange Privilege-The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a Face Amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with new policy on its date of issue.

DISTRICT OF COLUMBIA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Reinstatement-The late period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

ILLINOIS

-- Free Look-No loans or withdrawals are permitted during this period.

INDIANA

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

-- Free Look-You can return the policy to any of our registered representatives.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

KANSAS

-- Premium Payments-Premiums may also be paid to any of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

LOUISIANA

-- Late Period-To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

MASSACHUSETTS

-- Death Benefit Guarantee (in Massachusetts the Death Benefit Guarantee may be considered a no lapse guarantee feature)-For the lifetime of the policy, we guarantee the Life Insurance Benefit under the policy in an amount equal to the initial Face Amount. This means, if the Death Benefit Guarantee is in effect, this policy will not lapse if your Cash Surrender Value is insufficient to cover the monthly deductions. If you have an outstanding loan, you may be required to make an additional premium payment during the 62-day grace period to maintain the Death Benefit Guarantee. However, if you allow the Death Benefit Guarantee to be invoked and continue your policy, you will be foregoing the advantage of building Cash Value.

-- Transfers Between Investment Divisions and/or the Fixed Account-If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

-- Living Benefits Rider-This rider is not available.

MICHIGAN

-- Living Benefits Rider-The benefit can be exercised if the Insured has a life expectancy of six months or less.

MINNESOTA

-- Free Look-You may cancel this policy by delivering or mailing a written notice, or sending a telegram, to New York Life Insurance and Annuity Corporation's Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed, and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the insured.

NEBRASKA

-- Late Period-This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charges.

NEW HAMPSHIRE

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NORTH CAROLINA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

NORTH DAKOTA

-- When Life Insurance Coverage Begins-Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

-- Death Claims-If payment of the Policy Proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

-- The Suicide Exclusion period is one year from the Issue Date.

OHIO

-- Any life insurance proceeds paid in one sum will be paid within two months after we receive due proof of the Insured's death.

OKLAHOMA

-- Free Look-If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

OREGON

-- Title-The policy title is "Modified Premium Variable Universal Life Insurance
   Policy". Also, it is considered "Variable Life Insurance Benefit-Single Premium Payments".

-- Variable Benefits-The amount of variable benefits will not be adversely affected by expense or mortality results.

-- The state premium tax is referred to as a "Tax Charge Back". The rate may not be changed for the life of the policy.

SOUTH CAROLINA

-- Title-The policy title is "Variable Universal Life Insurance Policy."

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                      VARIATIONS BY JURISDICTION (SERIES 3)

CALIFORNIA

-- Free Look-If you cancel your policy, we will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- The Suicide Exclusion period is one year from the Issue Date.

-- Transfers Among Investment Divisions and the Fixed Account-If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

CONNECTICUT

-- Loan Interest-Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

-- 24 Month Exchange Privilege-The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a Face Amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with new policy on its date of issue.

DISTRICT OF COLUMBIA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Reinstatement-The late period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyholders (and any known assignee) at least 30 days before the end of the late period.

ILLINOIS

-- Free Look-No loans or withdrawals are permitted during this period.

INDIANA

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

-- Free Look-You can return the policy to any of our registered representatives.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

KANSAS

-- Premium Payments-Premiums may also be paid to any of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

LOUISIANA

-- Late Period-To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

MARYLAND

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

-- In the policy provisions, the Death Benefit Guarantee is referred to as the Death Benefit Amount that is guaranteed to be paid.

-- On the policy anniversary when the Insured is age 100, the cash value will be moved into the Fixed Account and no further Mortality and Expense Risk Charge deductions will be made.

MASSACHUSETTS

-- Death Benefit Guarantee (in Massachusetts the Death Benefit Guarantee may be considered a no lapse guarantee feature)-For the lifetime of the policy, we guarantee the life insurance benefit under the policy in an amount equal to the initial face amount. This means, if the Death Benefit Guarantee is in effect, this policy will not lapse if your cash surrender value is insufficient to cover the monthly deductions. If you have an outstanding loan, you may be required to make an additional premium payment during the 62-day grace period to maintain the Death Benefit Guarantee. However, if you allow the Death Benefit Guarantee to be invoked and continue your policy, you will be foregoing the advantage of building cash value.

MICHIGAN

-- Living Benefits Rider-The benefit can be exercised if the Insured has a life expectancy of six months or less.

MISSOURI

-- The Suicide Exclusion period is one year from the Issue Date.

MINNESOTA

-- Free Look-You may cancel this policy by delivering or mailing a written notice, or sending a telegram, to New York Life Insurance and Annuity Corporation's Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed, and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the insured.

NEBRASKA

-- Late Period-This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charges.

NEW HAMPSHIRE

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NEW YORK

-- Free Look-You have 10 days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during this period to our General Account. After the free look period, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division-If there is a change in the investment strategy of an Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance-On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Spouse's Paid-Up Insurance Purchase Option Rider is called Rider Insured's
   Paid-Up Insurance Purchase Option (RIPPO) in New York.

NORTH CAROLINA

-- Free Look-You have until the latter of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

NORTH DAKOTA

-- When Life Insurance Coverage Begins-Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

-- Death Claims-If payment of the Policy Proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

-- The Suicide Exclusion period is one year from the Issue Date.

OHIO

-- Any life insurance proceeds paid in one sum will be paid within two months after we receive due proof of the Insured's death.

OREGON

-- Title-The policy title is "Modified Premium Variable Universal Life Insurance
   Policy." Also, it is considered "Variable Life Insurance Benefit-Single Premium Payments".

-- Variable Benefits-The amount of variable benefits will not be adversely affected by expense or mortality results.

-- The state premium tax is referred to as a "Tax Charge Back". The rate may not be changed for the life of the policy.

OKLAHOMA

-- Free Look-If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

SOUTH CAROLINA

-- Title-The policy title is "Variable Universal Life Insurance Policy."

TEXAS

-- Surrender-If the policy is surrendered within 30 days after a policy anniversary, the cash surrender value of the Fixed Account will not be less than the cash surrender value of the Fixed Account on such anniversary, assuming no unplanned premium payments, transfers, or partial withdrawals take place during that time.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") includes additional information about SPVUL, including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus, or by phone on our toll-free number, (1-800-598-2019). The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                            TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



                                                                                   PAGE
                                                                                   ----
General Information and History................................................       2
Additional Information About the Operations of the Policies....................       2
Distribution and Compensation Arrangements.....................................       9
Underwriting a Policy..........................................................      10
Additional Information About Charges...........................................      11
Loans..........................................................................      13
Surrender of Your Policy.......................................................      14
Financial Statements...........................................................      14
NYLIAC & Separate Account Financial Statements.................................     F-1




     Information about SPVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about SPVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.


     For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED


                                   MAY 1, 2010


                                       FOR

             NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                      FROM

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Single Premium Variable Universal Life Insurance ("SPVUL") prospectus. You should read the SAI in conjunction with the current SPVUL prospectus dated May 1, 2010 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at 1-800-598-2019 or by writing to NYLIAC at the Variable Product Service Center ("VPSC") at one of the addresses listed on the first page of the SPVUL prospectus. The SPVUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current SPVUL prospectus.


                                TABLE OF CONTENTS



                                                                                   PAGE
                                                                                   ----
General Information and History................................................       2
Additional Information About the Operation of the Policies.....................       2
Distribution and Compensation Arrangements.....................................       9
Underwriting a Policy..........................................................      10
Additional Information About Charges...........................................      11
Loans..........................................................................      13
Surrender of Your Policy.......................................................      14
Financial Statements...........................................................      14
NYLIAC and Separate Account Financial Statements...............................     F-1



     SPVUL IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                         GENERAL INFORMATION AND HISTORY


     The SPVUL prospectus and SAI describe three modified single premium variable universal life insurance policies that NYLIAC issued. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. Series 2 is a policy NYLIAC offered for sale since May 10, 2002, where approved. Series 3 is a policy NYLIAC offered for sale on May 16, 2003, where approved. Series 1, Series 2 and Series 3 policies are no longer being offered. However, we will still accept additional premiums under existing policies.


ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $99.5 billion at the end of 2009. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase reserves associated with the policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
            -- MainStay VP Balanced--Initial Class
            -- MainStay VP Bond--Initial Class


            -- MainStay VP Cash Management
            -- MainStay VP Common Stock--Initial Class
            -- MainStay VP Conservative Allocation--Initial Class
            -- MainStay VP Convertible--Initial Class
            -- MainStay VP Floating Rate--Initial Class
            -- MainStay VP Government--Initial Class
            -- MainStay VP Growth Allocation--Initial Class

            -- MainStay VP Growth Equity--Initial Class (formerly MainStay VP
               Capital Appreciation--Initial Class)

            -- MainStay VP High Yield Corporate Bond--Initial Class

            -- MainStay VP ICAP Select Equity--Initial Class

            -- MainStay VP Income Builder--Initial Class (formerly MainStay VP
               Total Return--Initial Class)

            -- MainStay VP International Equity--Initial Class
            -- MainStay VP Large Cap Growth--Initial Class
            -- MainStay VP Mid Cap Core--Initial Class


            -- MainStay VP Moderate Allocation--Initial Class
            -- MainStay VP Moderate Growth Allocation--Initial Class -- MainStay VP S&P 500 Index--Initial Class

            -- MainStay VP U.S. Small Cap--Initial Class (formerly MainStay VP
               Developing Growth--Initial Class)





     AIM Variable Insurance Funds (Invesco Variable Insurance Funds)



            -- Invesco V.I. International Growth Fund--Series I Shares (formerly
               AIM V.I. International Growth Fund--Series I Shares)



     The Alger Portfolios



            -- Alger Small Cap Growth--Class I-2 Shares (formerly Alger American
               SmallCap Growth--Class O Shares)*


     AllianceBernstein(R) Variable Products Series Fund, Inc.


            -- Alliance Bernstein VPS Small/Mid Cap Value Portfolio--Class A
               Shares


     Calvert Variable Series, Inc.


            -- Calvert VP SRI Social Balanced Portfolio (formerly CVS Calvert
               Social Balanced Portfolio)


     Dreyfus Investment Portfolios

            -- Dreyfus IP Technology Growth--Initial Shares

     DWS Variable Series II


            -- DWS Dreman Small Mid Cap Value VIP--Class A Shares



     Fidelity(R) Variable Insurance Products Fund


            -- Fidelity(R) VIP Contrafund(R)--Initial Class

            -- Fidelity(R) VIP Equity-Income--Initial Class

     Janus Aspen Series


            -- Janus Aspen Balanced Portfolio--Institutional Shares



            -- Janus Aspen Worldwide Portfolio--Institutional Shares



     MFS(R) Variable Insurance Trust



            -- MFS(R) Utilities Series--Initial Class



     PIMCO Variable Insurance Trust



            -- PIMCO Real Return--Administrative Class Shares


     Royce Capital Fund:

            -- Royce Micro-Cap Porfolio--Investment Class

            -- Royce Small-Cap Porfolio--Investment Class

     T. Rowe Price Equity Series, Inc.

            -- T. Rowe Price Equity Income Portfolio

     The Universal Institutional Funds, Inc.


            -- UIF Emerging Markets Equity Portfolio--Class I (formerly Van
               Kampen's UIF Emerging Markets Equity Portfolio--Class I)



            -- UIF U.S. Real Estate Portfolio--Class I (formerly Van Kampen's
               UIF U.S. Real Estate Portfolio--Class I)



     Van Eck VIP Trust:



            -- Van Eck VIP Global Hard Assets Fund (formerly Van Eck Worldwide
               Hard Assets Fund)





* No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.




     The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements" below).

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc. shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.


     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.


ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS


     The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:


     SERIES 1

                                     (a/b)-c

          Where: a = the sum of:


                    (1) the net asset value of the Fund share held in the
                        Separate Account for that Investment Division at the end of the current Valuation Day, plus


                    (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.


                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding Valuation Day.



                 c = a factor representing the Mortality and Expense Risk
                     charge. This factor is deducted on a daily basis and is currently equal to an annual rate of 0.50% of the value of each Investment Division's assets.


     SERIES 2 AND SERIES 3

                                      (a/b)

          Where: a = the sum of:


                    (1) the net asset value of the Fund share held in the
                        Separate Account for that Investment Division at the end of the current Valuation Day, plus


                    (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.


                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding Valuation Day.


     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS

     The following riders are available with this policy, and a description of each is provided in the current prospectus:

     Living Benefits Rider
     Spouse's Paid-Up Insurance Purchase Option Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders appears below.

       -- LIVING BENEFITS RIDER

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:


---------------------------------------------------------
                    CALCULATION STEPS

---------------------------------------------------------
STEP 1
Eligible Proceeds x Elected percentage
---------------------------------------------------------
STEP 2
Result of Step 1 x Interest factor (varies)
---------------------------------------------------------
STEP 3
Result of Step 1 - Result of Step 2
---------------------------------------------------------
STEP 4
Result of Step 3 - Unpaid loan - Administrative Fee
---------------------------------------------------------


     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's Face Amount, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     Amounts received under the Living Benefits Rider will generally be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

       -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER

     The maximum Face Amount of the spouse's new paid-up whole life policy is the lesser of:

          -- The maximum amount of the Policy Proceeds payable under this policy
             (before any unpaid loan is deducted); or

          -- $5,000,000.

FOR POLICIES ISSUED PRIOR TO MAY 13, 2005

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $5,000,000).

FOR POLICIES ISSUED ON OR AFTER MAY 13, 2005

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 30 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $2,500,000).

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse, and the spouse must consent to the issuance of the new insurance in writing.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

       -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

       -- the dollar amount you want to have transferred (minimum transfer:
          $100);

       -- the Investment Division you want to transfer money from;

       -- the Investment Divisions and/or Fixed Account you want to transfer money to;

       -- the date on which you would like the transfers to be made, within limits; and

       -- how often you would like the transfers to be made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.


     We will make Dollar Cost Averaging transfers on the date you specify, or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two features.

       -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.


     We will make Automatic Asset Reallocation transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th or 31st. A previously established Automatic Asset Reallocation will be automatically cancelled if we process a separate request to transfer funds among the Investment Divisions or Fixed Account, or a request to change the allocation of subsequent premium payments, unless you modify your Automatic Asset Reallocation so that it is consistent with your transfer or premium allocation instructions within one Business Day after we receive your request. To process Automatic Asset Reallocation transfers, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.



     The minimum Cash Value you must have allocated to the Separate Account is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds $2,000, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions for this feature.


     You can cancel the Automatic Asset Reallocation feature at any time. To cancel the Automatic Asset Reallocation feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing). You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two features.

       -- INTEREST SWEEP

     You can elect to make automatic transfers of the interest earned in the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st. To process an interest sweep transfer, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds $2,000, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SPVUL prospectus (or any other address we indicate to you in writing).

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies were sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

     The maximum commissions payable to a broker-dealer in the first 30 policy years are equivalent to the present value of an annual commission rate for 30 years of 5.5% per year.(1) Broker-dealers receive commission not to exceed 5.5% of premiums paid in Policy Year 1, plus 3.0% of premiums paid in Policy Years 2-
15. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 3% of first year premiums.



----------
(1) This figure is a percentage of a planned single premium of $10,000 and assumes a discount rate of 6%. Additional assumptions for the SPVUL product are Female Issue Age 60, issued preferred, with an initial face amount of $21,092.

     The total commissions paid during the fiscal years ended December 31, 2009, 2008, and 2007, were $63,980, $333,610 and $411,631, respectively. NYLIFE
Distributors did not retain any of these commissions.


     Broker-dealers may also receive additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 4. The percentages are not expected to exceed 0.20% in Policy Years 4-15 and 0.15% in Policy Years 16 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.


     NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.


                              UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (i) the insured's age; (ii) the insured's health history; (iii) whether the insured smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following example reflects how charges impact a policy.

                             EXAMPLE (FOR SERIES 3)


     This example assumes a female insured, issue age 60, a death benefit guarantee amount of $21,092, and an initial single premium of $10,000. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.11% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.




PREMIUM                        $10,000.00    You choose the initial single premium
     Less state premium            200.00    you intend to pay. Any additional
     tax charges                   125.00    premium payments you make are called
     Less federal tax            --------    unplanned premiums.
     charges                  $  9,675.00

     Net Premium

Plus net investment                          We allocate your net premium to the
     performance                             Investment Divisions and/or the Fixed
     (earned from the          $   488.82    Account based on your instructions.
     Investment
     Divisions and/or
     the Fixed Account)
     (varies daily)
  Less total annual
       monthly deferred             39.20
       sales expense
       charge
  Less total annual
       monthly cost of         $    56.58
       insurance charge
       (varies monthly)
  Less total annual
       monthly
       administrative               58.80
       charge (based on
       amount of Cash
       Value)
  Less total annual
       Mortality and
       Expense Risk
       Charge (based on        $    49.03
       the Cash Value
       allocated to the
       Separate Account)

------------------------

CASH VALUE                     $ 9,960.21    Cash Value may be used to determine
  Less surrender charges       $   672.01    the amount of your Life Insurance
                                             Benefit as well as the Cash Surrender
                                             Value of your policy.

                                             We may assess a surrender charge when
                                             you make a partial withdrawal or full
                                             surrender in the first nine Policy
                                             Years.

------------------------

CASH SURRENDER VALUE           $ 9,288.20
  (as of the end of the                      The amount of loans, withdrawals, and
  first Policy Year)                         surrenders you can make is based on
                                             your policy's Cash Surrender Value.




     The following is additional information about specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

     For Series 1 and 2 policies there are no deductions from premiums. For Series 3 policies, when we receive a premium payment from you we will deduct a state tax charge and a federal tax charge from your premium.

STATE PREMIUM TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0.0% to 3.5% of premium payments. (The premium tax may be higher in certain U.S. territories.) We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     We deduct 1.25% of each premium payment you make to cover the Federal tax that results. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

OTHER TAX CHARGES

     Other than the federal tax charge discussed above, no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                               TRANSACTION CHARGES

SURRENDER CHARGES

     For Policy Years 1-9, we deduct a surrender charge on any surrender or partial withdrawal that is in excess of the Surrender Charge Free Window. In any Policy Year, the Surrender Charge Free Window is the greater of 10% of the premiums paid, or 100% of your policy's gain. If you surrender the policy or take a partial withdrawal in excess of the Surrender Charge Free Window, we deduct an amount equal to the Cash Value (or Cash Value withdrawn for partial withdrawals) less the Surrender Charge Free Window amount, multiplied by the percentage (as shown in the table below for the applicable Policy Year). The surrender charge will never exceed a percentage (as shown in the tables below for the applicable Policy Year) of the initial single premium payment.


---------------------------------------       ---------------------------------------
             SERIES 1 AND 2                                   SERIES 3
---------------------------------------       ---------------------------------------
  POLICY YEAR       PERCENTAGE APPLIED          POLICY YEAR       PERCENTAGE APPLIED
---------------     -------------------       ---------------     -------------------
  1                          9%                 1                         7.5%
  2                          8%                 2                         7.0%
  3                          7%                 3                         6.5%
  4                          6%                 4                         6.0%
  5                          5%                 5                         5.0%
  6                          4%                 6                         4.0%
  7                          3%                 7                         3.0%
  8                          2%                 8                         2.0%
  9                          1%                 9                         1.0%
  10 and beyond              0%                 10 and beyond             0.0%
---------------------------------------       ---------------------------------------




PARTIAL WITHDRAWAL FEE AND SURRENDER CHARGE


     If you make a partial withdrawal we will deduct a processing fee that is the lesser of $25 or 2% of the amount withdrawn and a surrender charge (as described above).


TRANSFER CHARGE

     We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

                           DEDUCTIONS FROM CASH VALUE

DEFERRED SALES EXPENSE CHARGE

     On each Monthly Deduction Day for a 10-year period after a premium payment is applied, we deduct a deferred sales expense charge to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection or the monthly administrative charge. The sales expense charge we deduct is a percentage of the Cash Value. For Series 1 and 2 polices, the sales expense charge includes a charge for sales expenses, state taxes and federal taxes.

MONTHLY ADMINISTRATIVE CHARGE

     On each Monthly Deduction Day we deduct a monthly administrative charge to compensate us for costs we incur in providing certain administrative services including recordkeeping, processing claims, and communicating with policyowners. In Policy Years 1-3 this charge is currently equal to 0.60% of your Cash Value on an annual basis. In Policy Years 4 and beyond we currently waive the monthly administrative charge if your Cash Value equals or exceeds $200,000. If your Cash Value does not equal or exceed this amount, the monthly administrative charge will be calculated based on the policy's Cash Value.


     We can change the monthly administrative charge at any time, but we guarantee that the charge will never exceed an amount equal to 0.70% of your policy's Cash Value on an annual basis.



CHARGE FOR COST OF INSURANCE PROTECTION



     The cost of insurance charge is calculated by multiplying the monthly cost of insurance rate which applies to the insured at that time by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge may vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.


MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. For Series 1 policies, we deduct the Mortality and Expense Risk charge daily from the assets of the Separate Account. For Series 2 and 3 policies, on each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Cash Value allocated to the Separate Account. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

     Currently, we deduct a Mortality and Expense Risk charge that is equal to an annual rate of 0.50% of the Cash Value allocated to the Separate Account. While we may change the Mortality and Expense Risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of the Cash Value allocated to the Separate Account.

                                      LOANS

     You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

     Currently, the effective annual loan interest rate is 6%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

       -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

       -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2009 and 2008, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2009 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2009 and the statements of operations, and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS




GROUP 1 POLICIES:   Variable Universal Life
                    Survivorship Variable Universal Life -
                    Series 1

GROUP 2 POLICIES:   Variable Universal Life 2000 -
                    Series 1
                    Single Premium Variable Universal Life -
                    Series 1

GROUP 3 POLICIES:   Pinnacle Variable Universal Life
                    Pinnacle Survivorship Variable Universal Life

GROUP 4 POLICIES:   Variable Universal Life 2000 -
                    Series 2
                    Survivorship Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 3
                    Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2009







                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           BALANCED--          BOND--             CASH
                                          INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $8,555,299        $35,489,962       $66,837,097
  Dividends due and accrued...........             --                 --               643
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          1,837              6,241            70,910

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          1,900             12,147            16,858
     Administrative charges...........            223              1,236             1,609
                                           ----------        -----------       -----------
       Total net assets...............     $8,555,013        $35,482,820       $66,890,183
                                           ==========        ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $2,604,549        $14,631,467       $17,229,809
     Group 2 Policies.................      1,318,125         11,197,659        15,480,346
     Group 3 Policies.................             --          2,043,419        17,580,421
     Group 4 Policies.................      4,632,339          7,610,275        16,599,607
                                           ----------        -----------       -----------
       Total net assets...............     $8,555,013        $35,482,820       $66,890,183
                                           ==========        ===========       ===========
     Group 1 variable accumulation
       unit value.....................     $    10.78        $     23.19       $      1.57
                                           ==========        ===========       ===========
     Group 2 variable accumulation
       unit value.....................     $    10.88        $     17.32       $      1.25
                                           ==========        ===========       ===========
     Group 3 variable accumulation
       unit value.....................     $       --        $     15.21       $      1.20
                                           ==========        ===========       ===========
     Group 4 variable accumulation
       unit value.....................     $    11.14        $     14.83       $      1.18
                                           ==========        ===========       ===========


Identified Cost of Investment.........     $9,193,314        $34,432,620       $66,836,262
                                           ==========        ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I













        MAINSTAY VP       MAINSTAY VP                                                              MAINSTAY VP
          COMMON         CONSERVATIVE       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH          MAINSTAY VP
          STOCK--        ALLOCATION--      CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--      ALLOCATION--     GROWTH EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------


       $ 78,401,613       $6,824,976        $39,630,015       $10,873,105        $22,950,727       $24,755,419       $169,295,697
                 --               --                 --            36,124                 --                --                 --

              8,560            1,656             12,172             3,000              9,192            18,105             (4,020)



             34,495            2,103             13,139             2,297              7,598             5,903             79,545
              3,962              251                939               233                805               666             10,126
       ------------       ----------        -----------       -----------        -----------       -----------       ------------
       $ 78,371,716       $6,824,278        $39,628,109       $10,909,699        $22,951,516       $24,766,955       $169,202,006
       ============       ==========        ===========       ===========        ===========       ===========       ============



       $ 46,180,976       $2,951,311        $10,892,052       $ 2,731,696        $ 9,526,809       $ 7,729,229       $117,879,836
         24,961,334        1,409,256         17,527,098         2,100,502          6,506,161         4,407,364         43,694,721
            687,001               --            577,799         1,589,230            628,200                --            534,756
          6,542,405        2,463,711         10,631,160         4,488,271          6,290,346        12,630,362          7,092,693
       ------------       ----------        -----------       -----------        -----------       -----------       ------------
       $ 78,371,716       $6,824,278        $39,628,109       $10,909,699        $22,951,516       $24,766,955       $169,202,006
       ============       ==========        ===========       ===========        ===========       ===========       ============
       $      26.76       $    11.29        $     23.16       $     11.08        $     21.59       $      9.65       $      19.76
       ============       ==========        ===========       ===========        ===========       ===========       ============
       $      10.18       $    11.26        $     16.44       $     11.18        $     16.77       $      9.58       $       7.55
       ============       ==========        ===========       ===========        ===========       ===========       ============
       $      10.52       $       --        $     15.90       $     10.94        $     14.52       $        --       $       9.83
       ============       ==========        ===========       ===========        ===========       ===========       ============
       $      12.04       $    11.48        $     16.04       $     11.45        $     14.24       $      9.76       $      11.04
       ============       ==========        ===========       ===========        ===========       ===========       ============


       $100,909,374       $6,481,785        $38,427,408       $10,556,219        $22,364,925       $27,719,937       $161,533,175
       ============       ==========        ===========       ===========        ===========       ===========       ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009



                                           MAINSTAY VP
                                           HIGH YIELD        MAINSTAY VP
                                            CORPORATE        ICAP SELECT        MAINSTAY VP
                                             BOND--           EQUITY--       INCOME BUILDER--
                                          INITIAL CLASS     INITIAL CLASS      INITIAL CLASS
                                         ----------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $112,378,369      $113,608,962        $49,668,775
  Dividends due and accrued...........              --                --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................         (24,900)          (10,691)           (14,462)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          36,589            39,411             22,613
     Administrative charges...........           4,127             4,140              2,865
                                          ------------      ------------        -----------
       Total net assets...............    $112,312,753      $113,554,720        $49,628,835
                                          ============      ============        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 48,237,927      $ 48,027,599        $33,064,490
     Group 2 Policies.................      27,716,968        33,856,709         12,540,885
     Group 3 Policies.................       2,829,765         1,349,053            245,579
     Group 4 Policies.................      33,528,093        30,321,359          3,777,881
                                          ------------      ------------        -----------
       Total net assets...............    $112,312,753      $113,554,720        $49,628,835
                                          ============      ============        ===========
     Group 1 variable accumulation
       unit value.....................    $      30.19      $      11.08        $     22.61
                                          ============      ============        ===========
     Group 2 variable accumulation
       unit value.....................    $      19.52      $      11.94        $     11.17
                                          ============      ============        ===========
     Group 3 variable accumulation
       unit value.....................    $      20.19      $      12.77        $     12.32
                                          ============      ============        ===========
     Group 4 variable accumulation
       unit value.....................    $      19.26      $      12.86        $     13.05
                                          ============      ============        ===========


Identified Cost of Investment.........    $113,563,037      $132,933,062        $61,509,724
                                          ============      ============        ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
       INTERNATIONAL       LARGE CAP          MID CAP          MODERATE           GROWTH            S&P 500            U.S.
         EQUITY--          GROWTH--           CORE--         ALLOCATION--      ALLOCATION--         INDEX--         SMALL CAP--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $53,969,575       $27,496,495       $62,248,171       $19,222,449       $30,828,188      $214,805,287       $14,660,151
                 --                --                --                --                --                --                --

             32,345            (2,747)           (8,732)              968            21,827           (38,617)              707



             16,699             8,717            15,786             5,161             7,837            79,078             3,344
              1,808               525             1,443               564               840             8,894                --
        -----------       -----------       -----------       -----------       -----------      ------------       -----------
        $53,983,413       $27,484,506       $62,222,210       $19,217,692       $30,841,338      $214,678,698       $14,657,514
        ===========       ===========       ===========       ===========       ===========      ============       ===========



        $20,878,738       $ 6,128,078       $16,718,363       $ 6,634,031       $ 9,810,748      $103,546,833       $ 2,971,142
         13,552,313        12,822,946        16,526,703         4,216,513         6,626,244        59,786,177         4,285,946
                 --           824,263                --                --                --        15,003,929                --
         19,552,362         7,709,219        28,977,144         8,367,148        14,404,346        36,341,759         7,400,426
        -----------       -----------       -----------       -----------       -----------      ------------       -----------
        $53,983,413       $27,484,506       $62,222,210       $19,217,692       $30,841,338      $214,678,698       $14,657,514
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     23.99       $      7.58       $     14.15       $     10.81       $     10.33      $      29.24       $     10.46
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     14.91       $     10.38       $     14.49       $     10.77       $     10.23      $       9.69       $     10.46
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $        --       $     10.57       $        --       $        --       $        --      $      11.24       $        --
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     18.53       $     11.97       $     15.73       $     11.06       $     10.49      $      12.25       $     10.47
        ===========       ===========       ===========       ===========       ===========      ============       ===========


        $63,625,723       $24,446,771       $68,641,398       $19,825,955       $33,381,662      $215,132,497       $14,007,066
        ===========       ===========       ===========       ===========       ===========      ============       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009



                                                                 ALGER             ALGER
                                             AIM V.I.          AMERICAN          AMERICAN
                                          INTERNATIONAL         CAPITAL          SMALLCAP
                                          GROWTH FUND--     APPRECIATION--       GROWTH--
                                         SERIES I SHARES    CLASS O SHARES    CLASS O SHARES
                                         ---------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $2,522,232        $1,059,119        $35,332,683
  Dividends due and accrued...........              --                --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           2,005               220              9,267

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             652                --             13,783
     Administrative charges...........              53                --              1,316
                                            ----------        ----------        -----------
       Total net assets...............      $2,523,532        $1,059,339        $35,326,851
                                            ==========        ==========        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $  621,622        $       --        $14,977,374
     Group 2 Policies.................         800,415                --         13,362,850
     Group 3 Policies.................              --         1,059,339            665,090
     Group 4 Policies.................       1,101,495                --          6,321,537
                                            ----------        ----------        -----------
       Total net assets...............      $2,523,532        $1,059,339        $35,326,851
                                            ==========        ==========        ===========
     Group 1 variable accumulation
       unit value.....................      $     8.19        $       --        $     13.07
                                            ==========        ==========        ===========
     Group 2 variable accumulation
       unit value.....................      $     8.40        $       --        $      9.97
                                            ==========        ==========        ===========
     Group 3 variable accumulation
       unit value.....................      $       --        $    19.49        $     16.12
                                            ==========        ==========        ===========
     Group 4 variable accumulation
       unit value.....................      $     8.53        $       --        $     17.54
                                            ==========        ==========        ===========


Identified Cost of Investment.........      $2,245,435        $  981,328        $27,682,895
                                            ==========        ==========        ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








      ALLIANCEBERNSTEIN       AMERICAN
          VPS SMALL/         CENTURY VP          AMERICAN          AMERICAN         CVS CALVERT       DREYFUS IP
        MID CAP VALUE         INFLATION         CENTURY VP        CENTURY VP          SOCIAL          TECHNOLOGY
         PORTFOLIO--        PROTECTION--     INTERNATIONAL--        VALUE--          BALANCED          GROWTH--
        CLASS A SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES
      ------------------------------------------------------------------------------------------------------------


          $2,634,552          $128,533          $1,527,974        $  985,784        $3,817,299        $10,845,228
                  --               310                  --                --                --                 --

              15,551                --                  --               540               166              2,762



                 598                --                  --                --             1,345              2,337
                  42                --                  --                --               102                168
          ----------          --------          ----------        ----------        ----------        -----------
          $2,649,463          $128,843          $1,527,974        $  986,324        $3,816,018        $10,845,485
          ==========          ========          ==========        ==========        ==========        ===========



          $  484,670          $     --          $       --        $       --        $1,203,230        $ 1,923,723
             782,067                --                  --                --         1,683,838          3,034,232
                  --           128,843           1,527,974           986,324                --            372,776
           1,382,726                --                  --                --           928,950          5,514,754
          ----------          --------          ----------        ----------        ----------        -----------
          $2,649,463          $128,843          $1,527,974        $  986,324        $3,816,018        $10,845,485
          ==========          ========          ==========        ==========        ==========        ===========
          $     8.73          $     --          $       --        $       --        $    14.81        $      9.78
          ==========          ========          ==========        ==========        ==========        ===========
          $     8.71          $     --          $       --        $       --        $    10.60        $     10.25
          ==========          ========          ==========        ==========        ==========        ===========
          $       --          $  12.74          $    16.84        $    14.92        $       --        $     13.32
          ==========          ========          ==========        ==========        ==========        ===========
          $     9.08          $     --          $       --        $       --        $    12.23        $     13.41
          ==========          ========          ==========        ==========        ==========        ===========


          $2,096,608          $124,603          $1,760,239        $1,095,666        $4,367,132        $ 9,488,720
          ==========          ========          ==========        ==========        ==========        ===========




        DREYFUS VIF
        DEVELOPING
         LEADERS--
      INITIAL SHARES
      --------------


        $1,250,845
                --
                --

                --
                --
        ----------
        $1,250,845
        ==========

        $       --
                --
         1,250,845
                --
        ----------
        $1,250,845
        ==========
        $       --
        ==========
        $       --
        ==========
        $    10.90
        ==========
        $       --
        ==========


        $1,696,251
        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009



                                        DWS DREMAN                           FIDELITY(R)
                                         SMALL MID        FIDELITY(R)            VIP
                                         CAP VALUE            VIP              EQUITY-
                                           VIP--        CONTRAFUND(R)--       INCOME--
                                      CLASS A SHARES     INITIAL CLASS      INITIAL CLASS
                                      ---------------------------------------------------

ASSETS:
  Investments, at net asset value...    $1,026,271        $161,057,801       $53,113,316
  Dividends due and accrued.........            --                  --                --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation............       (14,150)             71,400            87,287

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges......................           255              57,100            17,887
     Administrative charges.........            27               6,067             1,951
                                        ----------        ------------       -----------
       Total net assets.............    $1,011,839        $161,066,034       $53,180,765
                                        ==========        ============       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies...............    $  292,067        $ 70,015,381       $22,603,484
     Group 2 Policies...............       211,573          47,769,248        14,339,650
     Group 3 Policies...............            --           8,457,569         2,778,815
     Group 4 Policies...............       508,199          34,823,836        13,458,816
                                        ----------        ------------       -----------
       Total net assets.............    $1,011,839        $161,066,034       $53,180,765
                                        ==========        ============       ===========
     Group 1 variable accumulation
       unit value...................    $     8.86        $      25.13       $     17.29
                                        ==========        ============       ===========
     Group 2 variable accumulation
       unit value...................    $     9.01        $      14.88       $     12.08
                                        ==========        ============       ===========
     Group 3 variable accumulation
       unit value...................    $       --        $      15.89       $     12.02
                                        ==========        ============       ===========
     Group 4 variable accumulation
       unit value...................    $     8.96        $      15.88       $     11.93
                                        ==========        ============       ===========



Identified Cost of Investment.......    $  850,072        $196,523,470       $69,915,619
                                        ==========        ============       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                            FIDELITY(R)                                           JANUS ASPEN       JANUS ASPEN
        FIDELITY(R)       FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)        BALANCED         ENTERPRISE
            VIP               VIP           INVESTMENT            VIP               VIP           PORTFOLIO--       PORTFOLIO--
         GROWTH--         INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
      --------------------------------------------------------------------------------------------------------------------------


        $2,878,119        $6,885,259         $979,997         $3,584,826        $4,657,499       $118,959,867        $772,534
                --                --               --                 --                --                 --              --

                --            19,971               --              1,060             3,893            (16,561)           (100)



                --                --               --                 --                --             46,524              --
                --                --               --                 --                --              3,579              --
        ----------        ----------         --------         ----------        ----------       ------------        --------
        $2,878,119        $6,905,230         $979,997         $3,585,886        $4,661,392       $118,893,203        $772,434
        ==========        ==========         ========         ==========        ==========       ============        ========



        $       --        $       --         $     --         $       --        $       --       $ 41,624,277        $     --
                --                --               --                 --                --         58,460,156              --
         2,878,119         6,905,230          979,997          3,585,886         4,661,392          1,589,979         772,434
                --                --               --                 --                --         17,218,791              --
        ----------        ----------         --------         ----------        ----------       ------------        --------
        $2,878,119        $6,905,230         $979,997         $3,585,886        $4,661,392       $118,893,203        $772,434
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      29.08        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      16.62        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========
        $     9.11        $    11.00         $  13.92         $    21.06        $    15.05       $      16.28        $  15.95
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      16.40        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========



        $3,572,935        $6,913,493         $967,808         $4,068,986        $5,860,124       $105,881,248        $683,244
        ==========        ==========         ========         ==========        ==========       ============        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009



                                           JANUS ASPEN         MFS(R)            MFS(R)
                                            WORLDWIDE         INVESTORS            NEW
                                           PORTFOLIO--          TRUST           DISCOVERY
                                          INSTITUTIONAL       SERIES--          SERIES--
                                             SHARES         INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $84,984,053        $117,504         $1,477,315
  Dividends due and accrued...........              --              --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           9,748              --                 --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          36,398              --                 --
     Administrative charges...........           3,312              --                 --
                                           -----------        --------         ----------
       Total net assets...............     $84,954,091        $117,504         $1,477,315
                                           ===========        ========         ==========
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $38,070,894        $     --         $       --
     Group 2 Policies.................      38,010,458              --                 --
     Group 3 Policies.................       1,349,247         117,504          1,477,315
     Group 4 Policies.................       7,523,492              --                 --
                                           -----------        --------         ----------
       Total net assets...............     $84,954,091        $117,504         $1,477,315
                                           ===========        ========         ==========
     Group 1 variable accumulation
       unit value.....................     $     16.10        $     --         $       --
                                           ===========        ========         ==========
     Group 2 variable accumulation
       unit value.....................     $      8.88        $     --         $       --
                                           ===========        ========         ==========
     Group 3 variable accumulation
       unit value.....................     $     10.36        $  12.17         $    13.57
                                           ===========        ========         ==========
     Group 4 variable accumulation
       unit value.....................     $     11.12        $     --         $       --
                                           ===========        ========         ==========



Identified Cost of Investment.........     $89,953,775        $127,168         $1,425,655
                                           ===========        ========         ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                             NEUBERGER
                                            BERMAN AMT           PIMCO                               PIMCO             PIMCO
          MFS(R)            MFS(R)            MID-CAP           GLOBAL             PIMCO             REAL              TOTAL
         RESEARCH          UTILITIES          GROWTH            BOND--        LOW DURATION--       RETURN--          RETURN--
         SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
       INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


         $110,671         $6,294,794         $396,530          $189,393          $397,812          $275,736         $1,484,489
               --                 --               --               471               637               307              4,286

               --              5,489               --                --                --                --                504




               --              1,277               --                --                --                --                 --
               --                133               --                --                --                --                 --
         --------         ----------         --------          --------          --------          --------         ----------
         $110,671         $6,298,873         $396,530          $189,864          $398,449          $276,043         $1,489,279
         ========         ==========         ========          ========          ========          ========         ==========


         $     --         $1,593,867         $     --          $     --          $     --          $     --         $       --
               --          1,128,199               --                --                --                --                 --
          110,671          1,177,304          396,530           189,864           398,449           276,043          1,489,279
               --          2,399,503               --                --                --                --                 --
         --------         ----------         --------          --------          --------          --------         ----------
         $110,671         $6,298,873         $396,530          $189,864          $398,449          $276,043         $1,489,279
         ========         ==========         ========          ========          ========          ========         ==========
         $     --         $     8.23         $     --          $     --          $     --          $     --         $       --
         ========         ==========         ========          ========          ========          ========         ==========
         $     --         $     8.25         $     --          $     --          $     --          $     --         $       --
         ========         ==========         ========          ========          ========          ========         ==========
         $  10.40         $    27.30         $  14.44          $  13.37          $  11.31          $  12.07         $    13.41
         ========         ==========         ========          ========          ========          ========         ==========
         $     --         $     8.38         $     --          $     --          $     --          $     --         $       --
         ========         ==========         ========          ========          ========          ========         ==========



         $118,613         $5,543,181         $371,425          $190,414          $405,022          $395,097         $1,811,357
         ========         ==========         ========          ========          ========          ========         ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009


                                                                                     T. ROWE
                                               ROYCE               ROYCE              PRICE
                                             MICRO-CAP           SMALL-CAP           EQUITY
                                            PORTFOLIO--         PORTFOLIO--          INCOME
                                         INVESTMENT CLASS    INVESTMENT CLASS       PORTFOLIO
                                         ------------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $10,769,640         $8,267,217         $54,906,523
  Dividends due and accrued...........               --                 --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           16,615             31,980              43,308

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            2,485              2,068              15,432
     Administrative charges...........              226                195               1,244
                                            -----------         ----------         -----------
       Total net assets...............      $10,783,544         $8,296,934         $54,933,155
                                            ===========         ==========         ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $ 2,595,117         $2,265,447         $14,419,016
     Group 2 Policies.................        2,581,276          2,076,887          18,513,218
     Group 3 Policies.................               --                 --           3,588,316
     Group 4 Policies.................        5,607,151          3,954,600          18,412,605
                                            -----------         ----------         -----------
       Total net assets...............      $10,783,544         $8,296,934         $54,933,155
                                            ===========         ==========         ===========
     Group 1 variable accumulation
       unit value.....................      $     11.30         $    10.93         $     13.46
                                            ===========         ==========         ===========
     Group 2 variable accumulation
       unit value.....................      $     11.33         $    10.93         $     13.77
                                            ===========         ==========         ===========
     Group 3 variable accumulation
       unit value.....................      $        --         $       --         $     12.78
                                            ===========         ==========         ===========
     Group 4 variable accumulation
       unit value.....................      $     11.52         $    11.29         $     12.86
                                            ===========         ==========         ===========



Identified Cost of Investment.........      $11,626,653         $8,063,649         $66,487,841
                                            ===========         ==========         ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








          T. ROWE                                            VAN KAMPEN'S      VAN KAMPEN'S      VAN KAMPEN'S
           PRICE                              VAN ECK        UIF EMERGING      UIF EMERGING        UIF U.S.
         LIMITED-           VAN ECK          WORLDWIDE       MARKETS DEBT     MARKETS EQUITY      REAL ESTATE
         TERM BOND         WORLDWIDE       MULTI-MANAGER      PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
         PORTFOLIO        HARD ASSETS      ALTERNATIVES         CLASS I           CLASS I           CLASS I
      --------------------------------------------------------------------------------------------------------


         $741,887         $39,853,322       $1,101,354         $744,480         $59,450,247       $2,662,677
            2,185                  --               --               --                  --               --


               --              77,739               --             (100)             46,458           (3,123)



               --               9,374               --               --              19,446              413
               --                 960               --               --               1,857               39
         --------         -----------       ----------         --------         -----------       ----------
         $744,072         $39,920,727       $1,101,354         $744,380         $59,475,402       $2,659,102
         ========         ===========       ==========         ========         ===========       ==========



         $     --         $11,489,942       $       --         $     --         $21,150,285       $  455,018
               --           8,680,483               --               --          18,831,661          404,352
          744,072           2,237,101        1,101,354          744,380           1,209,900        1,020,920
               --          17,513,201               --               --          18,283,556          778,812
         --------         -----------       ----------         --------         -----------       ----------
         $744,072         $39,920,727       $1,101,354         $744,380         $59,475,402       $2,659,102
         ========         ===========       ==========         ========         ===========       ==========

         $     --         $     17.04       $       --         $     --         $     24.66       $     7.10
         ========         ===========       ==========         ========         ===========       ==========

         $     --         $     16.55       $       --         $     --         $     25.62       $     7.12
         ========         ===========       ==========         ========         ===========       ==========

         $  13.07         $     32.86       $    10.63         $  17.67         $     28.26       $    17.49
         ========         ===========       ==========         ========         ===========       ==========

         $     --         $     17.44       $       --         $     --         $     29.04       $     7.39
         ========         ===========       ==========         ========         ===========       ==========



         $729,864         $41,988,391       $1,123,281         $781,204         $67,341,978       $2,852,746
         ========         ===========       ==========         ========         ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2009






                                                                                            MAINSTAY VP     MAINSTAY VP
                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP       COMMON       CONSERVATIVE
                                            BALANCED--        BOND--           CASH           STOCK--      ALLOCATION--
                                           INITIAL CLASS   INITIAL CLASS    MANAGEMENT     INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   250,434     $ 1,592,125    $     33,517    $  1,448,942     $   165,727
  Mortality and expense risk charges....        (42,633)       (173,065)       (284,183)       (385,008)        (28,039)
  Administrative charges................         (2,426)        (14,195)        (18,330)        (40,886)         (2,159)
                                            -----------     -----------    ------------    ------------     -----------
       Net investment income (loss).....        205,375       1,404,865        (268,996)      1,023,048         135,529
                                            -----------     -----------    ------------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      1,325,004       4,685,890      37,841,117       7,176,882       1,118,443
  Cost of investments sold..............     (1,638,626)     (4,584,981)    (37,839,106)    (14,099,411)     (1,252,621)
                                            -----------     -----------    ------------    ------------     -----------
       Net realized gain (loss) on
          investments...................       (313,622)        100,909           2,011      (6,922,529)       (134,178)
  Realized gain distribution received...             --         130,194              --              --          93,468
  Change in unrealized appreciation
     (depreciation) on investments......      1,707,842         718,465          (1,348)     19,985,894         969,387
                                            -----------     -----------    ------------    ------------     -----------
       Net gain (loss) on investments...      1,394,220         949,568             663      13,063,365         928,677
                                            -----------     -----------    ------------    ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 1,599,595     $ 2,354,433    $   (268,333)   $ 14,086,413     $ 1,064,206
                                            ===========     ===========    ============    ============     ===========








                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                              INCOME       INTERNATIONAL     LARGE CAP        MID CAP         MID CAP
                                             BUILDER--       EQUITY--        GROWTH--         CORE--         GROWTH--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $ 1,642,957     $ 3,478,527     $        --     $   134,701    $         --
  Mortality and expense risk charges....       (256,326)       (263,381)       (115,182)       (212,555)        (74,871)
  Administrative charges................        (30,456)        (19,014)         (4,993)         (8,137)         (6,424)
                                            -----------     -----------     -----------     -----------    ------------
       Net investment income (loss).....      1,356,175       3,196,132        (120,175)        (85,991)        (81,295)
                                            -----------     -----------     -----------     -----------    ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,438,071       5,725,639       3,108,809       3,656,129      36,046,881
  Cost of investments sold..............     (8,952,551)     (6,540,092)     (3,520,038)     (5,965,152)    (46,379,417)
                                            -----------     -----------     -----------     -----------    ------------
       Net realized gain (loss) on
          investments...................     (3,514,480)       (814,453)       (411,229)     (2,309,023)    (10,332,536)
  Realized gain distribution received...             --              --              --              --         529,048
  Change in unrealized appreciation
     (depreciation) on investments......     11,635,028       6,142,481       8,171,762      11,424,134      17,180,516
                                            -----------     -----------     -----------     -----------    ------------
       Net gain (loss) on investments...      8,120,548       5,328,028       7,760,533       9,115,111       7,377,028
                                            -----------     -----------     -----------     -----------    ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 9,476,723     $ 8,524,160     $ 7,640,358     $ 9,029,120    $  7,295,733
                                            ===========     ===========     ===========     ===========    ============




Not all investment divisions are available under all policies.

(a) For the period November 20, 2009 (Commencement of Investments) through December 31, 2009.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                        MAINSTAY VP
                        MAINSTAY VP                     MAINSTAY VP     MAINSTAY VP     HIGH YIELD      MAINSTAY VP
        MAINSTAY VP      FLOATING       MAINSTAY VP       GROWTH          GROWTH         CORPORATE      ICAP SELECT
       CONVERTIBLE--      RATE--       GOVERNMENT--    ALLOCATION--      EQUITY--         BOND--         EQUITY--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------


        $   735,401     $   332,070     $   859,536     $   493,803    $    890,628    $  7,631,116    $  1,421,114
           (172,046)        (41,005)       (126,807)       (111,827)       (835,458)       (511,943)       (467,574)
             (9,195)         (2,224)        (10,023)         (6,413)       (102,424)        (42,309)        (35,894)
        -----------     -----------     -----------     -----------    ------------    ------------    ------------
            554,160         288,841         722,706         375,563         (47,254)      7,076,864         917,646
        -----------     -----------     -----------     -----------    ------------    ------------    ------------


          3,579,433       1,924,488       6,973,347       2,184,170      12,459,123      10,635,469       7,261,890
         (4,311,739)     (2,266,514)     (6,538,828)     (2,949,150)    (15,028,806)    (11,719,001)    (10,702,366)
        -----------     -----------     -----------     -----------    ------------    ------------    ------------

           (732,306)       (342,026)        434,519        (764,980)     (2,569,683)     (1,083,532)     (3,440,476)
                 --              --          22,886         405,537              --              --              --

         12,480,989       2,388,989        (930,145)      5,401,367      45,905,883      27,085,753      21,873,967
        -----------     -----------     -----------     -----------    ------------    ------------    ------------
         11,748,683       2,046,963        (472,740)      5,041,924      43,336,200      26,002,221      18,433,491
        -----------     -----------     -----------     -----------    ------------    ------------    ------------


        $12,302,843     $ 2,335,804     $   249,966     $ 5,417,487    $ 43,288,946    $ 33,079,085    $ 19,351,137
        ===========     ===========     ===========     ===========    ============    ============    ============







                                        MAINSTAY VP                                     MAINSTAY VP      AIM V.I.
        MAINSTAY VP     MAINSTAY VP      MODERATE       MAINSTAY VP     MAINSTAY VP        U.S.        INTERNATIONAL
          MID CAP        MODERATE         GROWTH          S&P 500        SMALL CAP      SMALL CAP--    GROWTH FUND--
          VALUE--      ALLOCATION--    ALLOCATION--       INDEX--        GROWTH--         INITIAL        SERIES I
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     CLASS(A)         SHARES
      --------------------------------------------------------------------------------------------------------------


       $  1,053,409     $   459,029     $   755,100    $  5,289,253    $         --      $      --       $  32,126
            (74,727)        (84,452)       (140,085)       (962,323)        (30,904)       (36,296)         (9,960)
             (6,643)         (5,579)         (8,470)        (91,133)         (2,281)            --            (477)
       ------------     -----------     -----------    ------------    ------------      ---------       ---------
            972,039         368,998         606,545       4,235,797         (33,185)       (36,296)         21,689
       ------------     -----------     -----------    ------------    ------------      ---------       ---------



         32,543,430       1,730,301       2,848,596      18,516,910      16,307,269        148,787         374,698
        (45,763,326)     (2,140,286)     (3,612,386)    (22,407,418)    (25,018,765)      (146,612)       (506,040)
       ------------     -----------     -----------    ------------    ------------      ---------       ---------

        (13,219,896)       (409,985)       (763,790)     (3,890,508)     (8,711,496)         2,175        (131,342)
                 --         345,847         565,414              --              --             --              --

         17,335,806       3,096,474       6,111,208      44,063,105      11,178,185        653,085         696,175
       ------------     -----------     -----------    ------------    ------------      ---------       ---------
          4,115,910       3,032,336       5,912,832      40,172,597       2,466,689        655,260         564,833
       ------------     -----------     -----------    ------------    ------------      ---------       ---------


       $  5,087,949     $ 3,401,334     $ 6,519,377    $ 44,408,394    $  2,433,504      $ 618,964       $ 586,522
       ============     ===========     ===========    ============    ============      =========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2009


                                                                           ALLIANCEBERN-
                                               ALGER           ALGER           STEIN         AMERICAN        AMERICAN
                                             AMERICAN        AMERICAN       VPS SMALL/      CENTURY VP      CENTURY VP
                                              CAPITAL        SMALLCAP      MID CAP VALUE     INFLATION       INTERNA-
                                          APPRECIATION--     GROWTH--       PORTFOLIO--    PROTECTION--      TIONAL--
                                          CLASS O SHARES  CLASS O SHARES  CLASS A SHARES     CLASS II        CLASS II
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $      --      $        --      $  18,166       $  2,213        $  23,168
  Mortality and expense risk charges....            --         (162,470)       (10,512)            --               --
  Administrative charges................            --          (12,804)          (363)            --               --
                                             ---------      -----------      ---------       --------        ---------
       Net investment income (loss).....            --         (175,274)         7,291          2,213           23,168
                                             ---------      -----------      ---------       --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       234,836        3,713,643        443,997         53,176          110,932
  Cost of investments sold..............      (355,741)      (2,998,958)      (569,751)       (52,908)        (182,526)
                                             ---------      -----------      ---------       --------        ---------
       Net realized gain (loss) on
          investments...................      (120,905)         714,685       (125,754)           268          (71,594)
  Realized gain distribution received...            --               --         70,891             --               --
  Change in unrealized appreciation
     (depreciation) on investments......       493,964       10,716,625        722,190         10,282          416,571
                                             ---------      -----------      ---------       --------        ---------
       Net gain (loss) on investments...       373,059       11,431,310        667,327         10,550          344,977
                                             ---------      -----------      ---------       --------        ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $ 373,059      $11,256,036      $ 674,618       $ 12,763        $ 368,145
                                             =========      ===========      =========       ========        =========







                                                                            FIDELITY(R)
                                            FIDELITY(R)     FIDELITY(R)         VIP         FIDELITY(R)     FIDELITY(R)
                                                VIP             VIP         INVESTMENT          VIP             VIP
                                             GROWTH--       INDEX 500--    GRADE BOND--      MID CAP--      OVERSEAS--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  11,295      $  149,193       $ 80,499       $   21,189       $  88,164
  Mortality and expense risk charges....            --              --             --               --              --
  Administrative charges................            --              --             --               --              --
                                             ---------      ----------       --------       ----------       ---------
       Net investment income (loss).....        11,295         149,193         80,499           21,189          88,164
                                             ---------      ----------       --------       ----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       224,008         621,695         88,316          200,350         339,712
  Cost of investments sold..............      (361,340)       (966,461)       (91,720)        (339,266)       (468,158)
                                             ---------      ----------       --------       ----------       ---------
       Net realized gain (loss) on
          investments...................      (137,332)       (344,766)        (3,404)        (138,916)       (128,446)
  Realized gain distribution received...         2,221          93,347          3,664           15,977          12,424
  Change in unrealized appreciation
     (depreciation) on investments......       753,487       1,611,090         54,443        1,078,100         980,804
                                             ---------      ----------       --------       ----------       ---------
       Net gain (loss) on investments...       618,376       1,359,671         54,703          955,161         864,782
                                             ---------      ----------       --------       ----------       ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $ 629,671      $1,508,864       $135,202       $  976,350       $ 952,946
                                             =========      ==========       ========       ==========       =========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                            DWS DREMAN
                                                                               SMALL        FIDELITY(R)     FIDELITY(R)
         AMERICAN        CVS CALVERT       DREYFUS IP       DREYFUS VIF    MID CAP VALUE        VIP             VIP
        CENTURY VP         SOCIAL          TECHNOLOGY       DEVELOPING         VIP--          CONTRA-         EQUITY-
          VALUE--         BALANCED          GROWTH--         LEADERS--        CLASS A        FUND(R)--       INCOME--
         CLASS II         PORTFOLIO      INITIAL SHARES   INITIAL SHARES      SHARES       INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


         $  48,283        $  75,283        $    36,433       $  17,124       $   8,658     $  1,939,216     $ 1,057,716
                --          (18,941)           (43,125)             --          (3,611)        (715,783)       (233,157)
                --           (1,104)            (1,712)             --            (192)         (60,841)        (19,343)
         ---------        ---------        -----------       ---------       ---------     ------------     -----------
            48,283           55,238             (8,404)         17,124           4,855        1,162,592         805,216
         ---------        ---------        -----------       ---------       ---------     ------------     -----------



           222,001          658,581          2,002,655          92,586         212,396       14,272,794       4,847,401
          (453,076)        (813,767)        (2,326,563)       (191,694)       (221,386)     (20,039,764)     (8,188,657)
         ---------        ---------        -----------       ---------       ---------     ------------     -----------

          (231,075)        (155,186)          (323,908)        (99,108)         (8,990)      (5,766,970)     (3,341,256)
                --               --                 --              --              --           38,676              --

           316,639          871,848          4,140,116         351,091         206,772       46,952,629      14,611,034
         ---------        ---------        -----------       ---------       ---------     ------------     -----------
            85,564          716,662          3,816,208         251,983         197,782       41,224,335      11,269,778
         ---------        ---------        -----------       ---------       ---------     ------------     -----------


         $ 133,847        $ 771,900        $ 3,807,804       $ 269,107       $ 202,637     $ 42,386,927     $12,074,994
         =========        =========        ===========       =========       =========     ============     ===========







        JANUS ASPEN      JANUS ASPEN       JANUS ASPEN        MFS(R)          MFS(R)
         BALANCED        ENTERPRISE         WORLDWIDE        INVESTORS          NEW           MFS(R)          MFS(R)
        PORTFOLIO--      PORTFOLIO--       PORTFOLIO--         TRUST         DISCOVERY       RESEARCH        UTILITIES
       INSTITUTIONAL    INSTITUTIONAL     INSTITUTIONAL      SERIES--        SERIES--        SERIES--        SERIES--
          SHARES           SHARES            SHARES        INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


       $  3,264,517      $        --      $  1,034,482       $  1,930        $      --       $  1,398       $   188,450
           (573,020)              --          (389,404)            --               --             --           (17,546)
            (38,165)              --           (32,627)            --               --             --              (997)
       ------------      -----------      ------------       --------        ---------       --------       -----------
          2,653,332               --           612,451          1,930               --          1,398           169,907
       ------------      -----------      ------------       --------        ---------       --------       -----------



         11,916,023          762,768         7,113,605         59,085          213,399         31,043           810,228
        (11,761,418)      (1,207,755)      (13,738,909)       (95,510)        (351,229)       (48,558)       (1,254,406)
       ------------      -----------      ------------       --------        ---------       --------       -----------

            154,605         (444,987)       (6,625,304)       (36,425)        (137,830)       (17,515)         (444,178)
          4,125,026               --                --             --               --             --                --

         17,592,491          661,442        29,172,596         56,675          698,845         41,485         1,613,719
       ------------      -----------      ------------       --------        ---------       --------       -----------
         21,872,122          216,455        22,547,292         20,250          561,015         23,970         1,169,541
       ------------      -----------      ------------       --------        ---------       --------       -----------


       $ 24,525,454      $   216,455      $ 23,159,743       $ 22,180        $ 561,015       $ 25,368       $ 1,339,448
       ============      ===========      ============       ========        =========       ========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2009


                                             NEUBERGER
                                            BERMAN AMT         PIMCO                           PIMCO           PIMCO
                                              MID-CAP         GLOBAL           PIMCO           REAL            TOTAL
                                              GROWTH          BOND--      LOW DURATION--     RETURN--        RETURN--
                                            PORTFOLIO--   ADMINISTRATIVE  ADMINISTRATIVE  ADMINISTRATIVE  ADMINISTRATIVE
                                              CLASS I      CLASS SHARES    CLASS SHARES    CLASS SHARES    CLASS SHARES
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $      --       $  5,928         $ 4,719        $  7,958        $  73,221
  Mortality and expense risk charges....            --             --              --              --               --
  Administrative charges................            --             --              --              --               --
                                             ---------       --------         -------        --------        ---------
       Net investment income (loss).....            --          5,928           4,719           7,958           73,221
                                             ---------       --------         -------        --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       121,664         58,899           6,237          42,179          318,695
  Cost of investments sold..............      (199,795)       (61,757)         (6,126)             --               --
                                             ---------       --------         -------        --------        ---------
       Net realized gain (loss) on
          investments...................       (78,131)        (2,858)            111          42,179          318,695
  Realized gain distribution received...            --         16,242          17,889          10,403           48,201
  Change in unrealized appreciation
     (depreciation) on investments......       169,514          7,062          (5,618)        (17,374)        (254,618)
                                             ---------       --------         -------        --------        ---------
       Net gain (loss) on investments...        91,383         20,446          12,382          35,208          112,278
                                             ---------       --------         -------        --------        ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $  91,383       $ 26,374         $17,101        $ 43,166        $ 185,499
                                             =========       ========         =======        ========        =========






                                           VAN KAMPEN'S    VAN KAMPEN'S
                                           UIF EMERGING      UIF U.S.
                                          MARKETS EQUITY    REAL ESTATE
                                            PORTFOLIO--     PORTFOLIO--
                                              CLASS I         CLASS I
                                          ------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $        --     $    92,259
  Mortality and expense risk charges....       (252,055)         (3,511)
  Administrative charges................        (16,732)           (334)
                                            -----------     -----------
       Net investment income (loss).....       (268,787)         88,414
                                            -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,809,516       1,843,266
  Cost of investments sold..............     (6,135,464)     (2,510,222)
                                            -----------     -----------
       Net realized gain (loss) on
          investments...................       (325,948)       (666,956)
  Realized gain distribution received...             --              --
  Change in unrealized appreciation
     (depreciation) on investments......     24,396,925       1,127,678
                                            -----------     -----------
       Net gain (loss) on investments...     24,070,977         460,722
                                            -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $23,802,190     $   549,136
                                            ===========     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









           ROYCE            ROYCE            T. ROWE          T. ROWE                                      VAN KAMPEN'S
         MICRO-CAP        SMALL-CAP           PRICE            PRICE                          VAN ECK      UIF EMERGING
        PORTFOLIO--      PORTFOLIO--         EQUITY          LIMITED-         VAN ECK        WORLDWIDE     MARKETS DEBT
        INVESTMENT       INVESTMENT          INCOME          TERM BOND       WORLDWIDE     MULTI-MANAGER    PORTFOLIO--
           CLASS            CLASS           PORTFOLIO        PORTFOLIO      HARD ASSETS    ALTERNATIVES       CLASS I
      ------------------------------------------------------------------------------------------------------------------


        $        --      $        --       $   942,055       $ 21,769       $    69,833      $  2,345        $ 49,328
            (41,869)         (36,276)         (234,368)            --          (158,283)           --              --
             (1,864)          (1,824)          (12,662)            --            (9,294)           --              --
        -----------      -----------       -----------       --------       -----------      --------        --------
            (43,733)         (38,100)          695,025         21,769           (97,744)        2,345          49,328
        -----------      -----------       -----------       --------       -----------      --------        --------



            679,811        1,241,813         6,040,243         94,908         3,663,563        23,807          48,956
         (1,325,523)      (1,869,938)       (8,337,711)       (95,761)       (4,795,313)      (26,537)        (63,144)
        -----------      -----------       -----------       --------       -----------      --------        --------

           (645,712)        (628,125)       (2,297,468)          (853)       (1,131,750)       (2,730)        (14,188)
                 --               --                --             --           138,482        49,252              --

          4,352,343        2,794,511        12,542,628         26,601        14,497,832        73,521         127,098
        -----------      -----------       -----------       --------       -----------      --------        --------
          3,706,631        2,166,386        10,245,160         25,748        13,504,564       120,043         112,910
        -----------      -----------       -----------       --------       -----------      --------        --------


        $ 3,662,898      $ 2,128,286       $10,940,185       $ 47,517       $13,406,820      $122,388        $162,238
        ===========      ===========       ===========       ========       ===========      ========        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2009
and December 31, 2008







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                          BALANCED--                            BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $  205,375        $   (52,589)      $ 1,404,865       $ 1,215,061
     Net realized gain (loss) on investments................       (313,622)          (162,603)          100,909           119,467
     Realized gain distribution received....................             --             27,301           130,194             9,683
     Change in unrealized appreciation (depreciation) on
       investments..........................................      1,707,842         (2,323,626)          718,465          (396,673)
                                                                 ----------        -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      1,599,595         (2,511,517)        2,354,433           947,538
                                                                 ----------        -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................      1,175,214          1,544,047         3,783,807         3,754,668
     Cost of insurance......................................       (635,091)          (637,068)       (2,407,372)       (2,059,998)
     Policyowners' surrenders...............................       (352,692)          (371,697)       (1,667,958)       (1,720,653)
     Net transfers from (to) Fixed Account..................        (25,604)            78,087          (732,625)         (267,359)
     Transfers between Investment Divisions.................       (415,237)          (787,693)        2,058,148         1,326,931
     Policyowners' death benefits...........................        (20,507)            (9,334)         (139,156)          (97,145)
                                                                 ----------        -----------       -----------       -----------
       Net contributions and (withdrawals)..................       (273,917)          (183,658)          894,844           936,444
                                                                 ----------        -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           (206)             1,029              (457)             (768)
                                                                 ----------        -----------       -----------       -----------
          Increase (decrease) in net assets.................      1,325,472         (2,694,146)        3,248,820         1,883,214
NET ASSETS:
     Beginning of year......................................      7,229,541          9,923,687        32,234,000        30,350,786
                                                                 ----------        -----------       -----------       -----------
     End of year............................................     $8,555,013        $ 7,229,541       $35,482,820       $32,234,000
                                                                 ==========        ===========       ===========       ===========







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                        FLOATING RATE--                      GOVERNMENT--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   288,841       $   363,849       $   722,706       $   568,242
     Net realized gain (loss) on investments................        (342,026)         (472,884)          434,519            66,934
     Realized gain distribution received....................              --                --            22,886                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,388,989        (1,795,733)         (930,145)        1,319,855
                                                                 -----------       -----------       -----------       -----------

       Net increase (decrease) in net assets resulting from
          operations........................................       2,335,804        (1,904,768)          249,966         1,955,031
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,616,718         1,170,419         2,835,873         2,691,901
     Cost of insurance......................................        (682,247)         (476,913)       (1,975,736)       (1,464,293)
     Policyowners' surrenders...............................        (592,450)         (575,851)       (1,732,231)       (1,494,716)
     Net transfers from (to) Fixed Account..................         (74,621)         (386,643)         (622,876)       (1,161,038)
     Transfers between Investment Divisions.................       2,580,022           203,905            42,491         5,312,217
     Policyowners' death benefits...........................         (95,675)            1,447          (469,349)          (64,340)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................       2,751,747           (63,636)       (1,921,828)        3,819,731
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (391)              194                50              (939)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................       5,087,160        (1,968,210)       (1,671,812)        5,773,823
NET ASSETS:
     Beginning of year......................................       5,822,539         7,790,749        24,623,328        18,849,505
                                                                 -----------       -----------       -----------       -----------

     End of year............................................     $10,909,699       $ 5,822,539       $22,951,516       $24,623,328
                                                                 ===========       ===========       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                                                                          MAINSTAY VP
                                            MAINSTAY VP                   CONSERVATIVE                  MAINSTAY VP
              MAINSTAY VP                  COMMON STOCK--                 ALLOCATION--                 CONVERTIBLE--
            CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------



      $   (268,996)   $ 1,126,010    $ 1,023,048   $    836,848    $  135,529     $  (16,365)    $   554,160   $    597,451
             2,011          1,913     (6,922,529)    (3,003,478)     (134,178)      (119,460)       (732,306)       394,673
                --             --             --     12,823,830        93,468         31,728              --      4,661,514


            (1,348)         2,343     19,985,894    (52,101,592)      969,387       (641,401)     12,480,989    (20,456,426)
      ------------    -----------    -----------   ------------    ----------     ----------     -----------   ------------


          (268,333)     1,130,266     14,086,413    (41,444,392)    1,064,206       (745,498)     12,302,843    (14,802,788)
      ------------    -----------    -----------   ------------    ----------     ----------     -----------   ------------



         9,513,626     11,364,454      9,527,309     11,562,051       523,012        540,010       4,186,387      4,879,547
        (5,222,098)    (4,099,452)    (6,076,719)    (6,665,974)     (366,604)      (203,442)     (2,596,598)    (2,466,991)
       (11,841,738)    (6,813,122)    (4,542,318)    (4,675,116)     (365,215)       (73,459)     (2,629,350)    (2,075,765)
        (4,115,900)    19,071,670     (1,638,812)    (2,288,136)       26,172       (164,763)       (671,394)      (307,061)
        (2,562,227)    10,439,979     (2,109,445)    (3,106,125)    1,976,565      2,000,457       1,921,361       (191,741)
           (97,744)      (149,477)      (156,039)      (415,780)      (16,368)       (10,901)       (126,066)      (341,346)
      ------------    -----------    -----------   ------------    ----------     ----------     -----------   ------------

       (14,326,081)    29,814,052     (4,996,024)    (5,589,080)    1,777,562      2,087,902          84,340       (503,357)
      ------------    -----------    -----------   ------------    ----------     ----------     -----------   ------------



                (5)          (579)        (2,928)        34,164          (213)           293          (2,748)         6,789
      ------------    -----------    -----------   ------------    ----------     ----------     -----------   ------------
       (14,594,419)    30,943,739      9,087,461    (46,999,308)    2,841,555      1,342,697      12,384,435    (15,299,356)


        81,484,602     50,540,863     69,284,255    116,283,563     3,982,723      2,640,026      27,243,674     42,543,030
      ------------    -----------    -----------   ------------    ----------     ----------     -----------   ------------
      $ 66,890,183    $81,484,602    $78,371,716   $ 69,284,255    $6,824,278     $3,982,723     $39,628,109   $ 27,243,674
      ============    ===========    ===========   ============    ==========     ==========     ===========   ============






              MAINSTAY VP                                                 MAINSTAY VP
                 GROWTH                     MAINSTAY VP                    HIGH YIELD                   MAINSTAY VP
              ALLOCATION--                GROWTH EQUITY--               CORPORATE BOND--            ICAP SELECT EQUITY--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------





       $   375,563    $    28,682   $    (47,254)  $    (127,179) $  7,076,864   $  8,465,086   $    917,646   $     50,173
          (764,980)       (58,166)    (2,569,683)       (329,110)   (1,083,532)       631,201     (3,440,476)      (185,358)
           405,537        434,579             --              --            --             --             --      3,260,482


         5,401,367     (8,811,779)    45,905,883     (89,198,530)   27,085,753    (34,457,235)    21,873,967    (43,511,687)
       -----------    -----------   ------------   -------------  ------------   ------------   ------------   ------------


         5,417,487     (8,406,684)    43,288,946     (89,654,819)   33,079,085    (25,360,948)    19,351,137    (40,386,390)
       -----------    -----------   ------------   -------------  ------------   ------------   ------------   ------------

         5,212,465      5,775,558     24,036,738      28,281,720    11,843,258     12,239,613     11,806,648     10,075,646
        (1,759,279)    (1,634,639)   (15,627,894)    (16,421,569)   (7,768,511)    (6,789,646)    (6,244,494)    (4,596,122)
          (865,300)      (616,883)    (9,046,567)    (11,617,014)   (6,164,879)    (5,994,096)    (4,442,566)    (2,910,797)
           165,768        537,515     (4,115,432)     (5,168,823)     (531,010)    (1,488,829)    (1,548,212)      (722,771)
         1,071,927      2,917,684     (3,746,121)     (7,749,130)    6,277,300     (1,444,583)    27,073,509     78,585,481
          (169,769)          (746)      (349,258)       (358,882)     (538,995)      (935,454)      (234,979)      (206,673)
       -----------    -----------   ------------   -------------  ------------   ------------   ------------   ------------
         3,655,812      6,978,489     (8,848,534)    (13,033,698)    3,117,163     (4,412,995)    26,409,906     80,224,764
       -----------    -----------   ------------   -------------  ------------   ------------   ------------   ------------


              (759)         3,702        (13,720)         80,936        (8,851)         7,639         (3,989)        15,696
       -----------    -----------   ------------   -------------  ------------   ------------   ------------   ------------
         9,072,540     (1,424,493)    34,426,692    (102,607,581)   36,187,397    (29,766,304)    45,757,054     39,854,070

        15,694,415     17,118,908    134,775,314     237,382,895    76,125,356    105,891,660     67,797,666     27,943,596
       -----------    -----------   ------------   -------------  ------------   ------------   ------------   ------------

       $24,766,955    $15,694,415   $169,202,006   $ 134,775,314  $112,312,753   $ 76,125,356   $113,554,720   $ 67,797,666
       ===========    ===========   ============   =============  ============   ============   ============   ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008





                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                       INCOME BUILDER--                 INTERNATIONAL EQUITY--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $ 1,356,175      $  1,497,621       $ 3,196,132      $    498,447
     Net realized gain (loss) on investments................      (3,514,480)         (670,740)         (814,453)        1,537,444
     Realized gain distribution received....................              --         7,254,666                --         6,937,506
     Change in unrealized appreciation (depreciation) on
       investments..........................................      11,635,028       (25,164,120)        6,142,481       (26,590,514)
                                                                 -----------      ------------       -----------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................       9,476,723       (17,082,573)        8,524,160       (17,617,117)
                                                                 -----------      ------------       -----------      ------------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       5,938,123         7,064,287         6,977,349         9,428,450
     Cost of insurance......................................      (4,451,766)       (4,548,829)       (3,566,248)       (3,697,896)
     Policyowners' surrenders...............................      (2,800,358)       (2,858,414)       (2,122,059)       (2,236,283)
     Net transfers from (to) Fixed Account..................      (1,247,333)       (1,395,000)       (1,252,660)       (1,003,964)
     Transfers between Investment Divisions.................      (1,051,674)       (1,329,223)       (1,947,584)       (4,616,837)
     Policyowners' death benefits...........................        (309,871)         (144,404)         (107,954)         (106,090)
                                                                 -----------      ------------       -----------      ------------
       Net contributions and (withdrawals)..................      (3,922,879)       (3,211,583)       (2,019,156)       (2,232,620)
                                                                 -----------      ------------       -----------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (3,058)           13,516            (1,583)           13,255
                                                                 -----------      ------------       -----------      ------------
          Increase (decrease) in net assets.................       5,550,786       (20,280,640)        6,503,421       (19,836,482)
NET ASSETS:
     Beginning of year......................................      44,078,049        64,358,689        47,479,992        67,316,474
                                                                 -----------      ------------       -----------      ------------
     End of year............................................     $49,628,835      $ 44,078,049       $53,983,413      $ 47,479,992
                                                                 ===========      ============       ===========      ============






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                           MODERATE                         MODERATE GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   368,998       $   (20,326)      $   606,545       $    21,300
     Net realized gain (loss) on investments................        (409,985)          (44,952)         (763,790)          (90,320)
     Realized gain distribution received....................         345,847           181,795           565,414           417,049
     Change in unrealized appreciation (depreciation) on
       investments..........................................       3,096,474        (3,953,723)        6,111,208        (9,341,741)
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       3,401,334        (3,837,206)        6,519,377        (8,993,712)
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,499,288         2,619,315         5,525,397         5,697,468
     Cost of insurance......................................      (1,141,677)         (904,603)       (2,162,019)       (1,872,930)
     Policyowners' surrenders...............................        (645,063)         (277,888)       (1,402,588)       (1,004,699)
     Net transfers from (to) Fixed Account..................          45,003           600,619          (336,359)        1,433,714
     Transfers between Investment Divisions.................       2,383,278         2,785,068         1,386,388         4,564,773
     Policyowners' death benefits...........................          (1,367)          (36,792)         (206,613)          (33,757)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................       3,139,462         4,785,719         2,804,206         8,784,569
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (591)            1,666            (1,050)            4,121
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................       6,540,205           950,179         9,322,533          (205,022)
NET ASSETS:
     Beginning of year......................................      12,677,487        11,727,308        21,518,805        21,723,827
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $19,217,692       $12,677,487       $30,841,338       $21,518,805
                                                                 ===========       ===========       ===========       ===========




Not all investment divisions are available under all policies.

(b) For the period November 20, 2009 (Commencement of Investments) through December 31, 2009.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I












              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------



       $  (120,175)  $   (112,962)   $   (85,991)  $    (77,065)  $    (81,295)  $   (219,467)  $    972,039   $    379,777
          (411,229)       115,096     (2,309,023)         5,720    (10,332,536)       687,364    (13,219,896)       (39,677)
                --             --             --      3,758,648        529,048      3,881,114             --      4,908,161

         8,171,762    (11,410,002)    11,424,134    (19,446,473)    17,180,516    (25,807,396)    17,335,806    (18,082,571)
       -----------   ------------    -----------   ------------   ------------   ------------   ------------   ------------

         7,640,358    (11,407,868)     9,029,120    (15,759,170)     7,295,733    (21,458,385)     5,087,949    (12,834,310)
       -----------   ------------    -----------   ------------   ------------   ------------   ------------   ------------

         3,921,590      4,288,705      4,739,527      5,752,807      4,714,847      7,222,259      3,574,003      5,759,586
        (1,783,146)    (1,692,697)    (2,020,723)    (1,945,492)    (2,217,846)    (2,737,437)    (1,869,405)    (2,285,179)
        (1,886,820)    (1,100,757)    (1,540,002)    (1,392,526)    (1,227,526)    (2,205,819)    (1,723,574)    (1,738,630)
          (501,797)      (181,237)      (802,187)      (818,424)      (573,614)      (839,301)      (693,762)      (905,286)
         1,500,906      1,815,493     31,370,159     (1,395,740)   (33,750,429)    (1,745,384)   (29,769,823)    (2,606,927)
           (28,342)       (20,039)       (55,091)       (27,038)      (112,457)       (27,990)       (74,176)      (133,978)
       -----------   ------------    -----------   ------------   ------------   ------------   ------------   ------------
         1,222,391      3,109,468     31,691,683        173,587    (33,167,025)      (333,672)   (30,556,737)    (1,910,414)
       -----------   ------------    -----------   ------------   ------------   ------------   ------------   ------------


            (1,533)         6,312         (1,213)         7,556         (1,004)        10,346           (629)         7,885
       -----------   ------------    -----------   ------------   ------------   ------------   ------------   ------------
         8,861,216     (8,292,088)    40,719,590    (15,578,027)   (25,872,296)   (21,781,711)   (25,469,417)   (14,736,839)

        18,623,290     26,915,378     21,502,620     37,080,647     25,872,296     47,654,007     25,469,417     40,206,256
       -----------   ------------    -----------   ------------   ------------   ------------   ------------   ------------
       $27,484,506   $ 18,623,290    $62,222,210   $ 21,502,620   $         --   $ 25,872,296   $         --   $ 25,469,417
       ===========   ============    ===========   ============   ============   ============   ============   ============







              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            S&P 500 INDEX--              SMALL CAP GROWTH--             U.S. SMALL CAP--                  VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008          2009(B)         2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------



      $  4,235,797   $   4,317,709  $    (33,185)  $    (94,332)   $   (36,296)       $--            $--       $  1,858,779
        (3,890,508)      1,789,928    (8,711,496)      (656,513)         2,175         --             --         (2,737,504)
                --              --            --      3,531,089             --         --             --         11,062,408

        44,063,105    (115,062,040)   11,178,185    (10,970,034)       653,085         --             --        (11,196,203)
      ------------   -------------  ------------   ------------    -----------        ---            ---       ------------

        44,408,394    (108,954,403)    2,433,504     (8,189,790)       618,964         --             --         (1,012,520)
      ------------   -------------  ------------   ------------    -----------        ---            ---       ------------

        26,255,974      31,980,425     2,342,218      3,559,279        271,952         --             --          3,730,480
       (15,777,461)    (16,930,482)     (949,268)    (1,191,345)       (93,444)        --             --         (1,767,409)
       (10,346,300)    (13,312,962)     (853,202)    (1,166,479)      (158,758)        --             --         (1,845,984)
        (4,628,086)      8,137,402      (310,052)      (493,452)       (32,344)        --             --           (870,077)
        (4,535,331)     (6,780,107)  (14,762,694)      (527,789)    14,051,210         --             --        (79,611,226)
          (673,258)       (604,333)      (47,659)       (14,574)            --         --             --            (31,778)
      ------------   -------------  ------------   ------------    -----------        ---            ---       ------------
        (9,704,462)      2,489,943   (14,580,657)       165,640     14,038,616         --             --        (80,395,994)
      ------------   -------------  ------------   ------------    -----------        ---            ---       ------------


            (9,017)         77,321          (226)         3,826            (66)        --             --              4,370
      ------------   -------------  ------------   ------------    -----------        ---            ---       ------------
        34,694,915    (106,387,139)  (12,147,379)    (8,020,324)    14,657,514         --             --        (81,404,144)

       179,983,783     286,370,922    12,147,379     20,167,703             --         --             --         81,404,144
      ------------   -------------  ------------   ------------    -----------        ---            ---       ------------
      $214,678,698   $ 179,983,783  $         --   $ 12,147,379    $14,657,514        $--            $--       $         --
      ============   =============  ============   ============    ===========        ===            ===       ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008



                                                                           AIM V.I.                         ALGER AMERICAN
                                                                         INTERNATIONAL                          CAPITAL
                                                                         GROWTH FUND--                      APPRECIATION--
                                                                        SERIES I SHARES                     CLASS O SHARES
                                                               --------------------------------    --------------------------------
                                                                    2009             2008(A)            2009              2008
                                                               --------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   21,689        $    7,026        $       --         $      --
     Net realized gain (loss) on investments................       (131,342)          (43,505)         (120,905)              776
     Realized gain distribution received....................             --            24,473                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        696,175          (419,378)          493,964          (488,657)
                                                                 ----------        ----------        ----------         ---------
       Net increase (decrease) in net assets resulting from
          operations........................................        586,522          (431,384)          373,059          (487,881)
                                                                 ----------        ----------        ----------         ---------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        282,546            85,271            67,959           409,797
     Cost of insurance......................................       (106,446)          (29,216)          (46,542)          (52,806)
     Policyowners' surrenders...............................       (116,964)           (1,363)         (185,881)          (10,936)
     Net transfers from (to) Fixed Account..................        109,572           192,367            (2,081)          185,353
     Transfers between Investment Divisions.................        450,961         1,501,699           156,269           164,328
     Policyowners' death benefits...........................             --                --                --                --
                                                                 ----------        ----------        ----------         ---------
       Net contributions and (withdrawals)..................        619,669         1,748,758           (10,276)          695,736
                                                                 ----------        ----------        ----------         ---------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           (115)               82                --                --
                                                                 ----------        ----------        ----------         ---------
          Increase (decrease) in net assets.................      1,206,076         1,317,456           362,783           207,855
NET ASSETS:
     Beginning of year......................................      1,317,456                --           696,556           488,701
                                                                 ----------        ----------        ----------         ---------
     End of year............................................     $2,523,532        $1,317,456        $1,059,339         $ 696,556
                                                                 ==========        ==========        ==========         =========






                                                                           AMERICAN
                                                                          CENTURY VP                          CVS CALVERT
                                                                            VALUE--                         SOCIAL BALANCED
                                                                           CLASS II                            PORTFOLIO
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  48,283         $  17,425        $   55,238        $    87,312
     Net realized gain (loss) on investments................       (231,075)          (16,798)         (155,186)           (45,365)
     Realized gain distribution received....................             --            98,856                --             62,325
     Change in unrealized appreciation (depreciation) on
       investments..........................................        316,639          (356,936)          871,848         (1,642,776)
                                                                  ---------         ---------        ----------        -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        133,847          (257,453)          771,900         (1,538,504)
                                                                  ---------         ---------        ----------        -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         59,970            83,885           533,916            630,818
     Cost of insurance......................................        (32,218)          (31,396)         (278,019)          (293,621)
     Policyowners' surrenders...............................        (81,641)               --          (265,844)          (285,829)
     Net transfers from (to) Fixed Account..................        (18,429)            8,104          (119,586)           (97,673)
     Transfers between Investment Divisions.................        (18,012)          297,074          (161,460)           104,114
     Policyowners' death benefits...........................             --                --           (12,356)            (4,821)
                                                                  ---------         ---------        ----------        -----------
       Net contributions and (withdrawals)..................        (90,330)          357,667          (303,349)            52,988
                                                                  ---------         ---------        ----------        -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --                --              (176)               840
                                                                  ---------         ---------        ----------        -----------
          Increase (decrease) in net assets.................         43,517           100,214           468,375         (1,484,676)
NET ASSETS:
     Beginning of year......................................        942,807           842,593         3,347,643          4,832,319
                                                                  ---------         ---------        ----------        -----------
     End of year............................................      $ 986,324         $ 942,807        $3,816,018        $ 3,347,643
                                                                  =========         =========        ==========        ===========




Not all investment divisions are available under all policies.

(a) For the period May 9, 2008 (Commencement of Investments) through December 31, 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                         ALLIANCEBERNSTEIN                  AMERICAN                      AMERICAN
             ALGER AMERICAN              VPS SMALL/MID CAP                 CENTURY VP                    CENTURY VP
           SMALLCAP GROWTH--             VALUE PORTFOLIO--           INFLATION PROTECTION--           INTERNATIONAL--
             CLASS O SHARES                CLASS A SHARES                   CLASS II                      CLASS II
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009          2008(A)         2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------



       $  (175,274)  $   (235,625)   $    7,291     $   (1,672)     $  2,213       $  4,961      $   23,168     $    11,140
           714,685      1,650,850      (125,754)       (21,393)          268            273         (71,594)       (380,792)
                --        561,673        70,891             --            --             --              --         164,256

        10,716,625    (26,254,591)      722,190       (184,246)       10,282         (8,304)        416,571        (894,663)
       -----------   ------------    ----------     ----------      --------       --------      ----------     -----------

        11,256,036    (24,277,693)      674,618       (207,311)       12,763         (3,070)        368,145      (1,100,059)
       -----------   ------------    ----------     ----------      --------       --------      ----------     -----------

         3,819,493      5,086,705       391,075         96,289        24,801         24,044         117,924         438,826
        (2,269,093)    (2,507,840)     (113,762)       (23,833)      (12,889)       (14,217)        (75,034)        (93,947)
        (1,605,123)    (1,970,369)      (25,672)        (7,113)           --             --          (1,734)           (540)
          (824,626)    (1,284,304)       66,651        218,137          (851)           631           1,079         333,874
        (1,184,144)    (2,489,804)      663,077        917,364       (30,920)        53,335          17,567      (1,208,185)
           (49,941)       (57,022)           --             --            --             --              --              --
       -----------   ------------    ----------     ----------      --------       --------      ----------     -----------
        (2,113,434)    (3,222,634)      981,369      1,200,844       (19,859)        63,793          59,802        (529,972)
       -----------   ------------    ----------     ----------      --------       --------      ----------     -----------


            (2,475)        17,940           (77)            20            --             --              --              --
       -----------   ------------    ----------     ----------      --------       --------      ----------     -----------
         9,140,127    (27,482,387)    1,655,910        993,553        (7,096)        60,723         427,947      (1,630,031)

        26,186,724     53,669,111       993,553             --       135,939         75,216       1,100,027       2,730,058
       -----------   ------------    ----------     ----------      --------       --------      ----------     -----------
       $35,326,851   $ 26,186,724    $2,649,463     $  993,553      $128,843       $135,939      $1,527,974     $ 1,100,027
       ===========   ============    ==========     ==========      ========       ========      ==========     ===========






                                                                           DWS DREMAN
               DREYFUS IP                   DREYFUS VIF               SMALL MID CAP VALUE             FIDELITY(R) VIP
          TECHNOLOGY GROWTH--           DEVELOPING LEADERS--              VIP--CLASS A                CONTRAFUND(R)--
             INITIAL SHARES                INITIAL SHARES                    SHARES                    INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009          2008(A)         2009           2008
     -----------------------------------------------------------------------------------------------------------------------



       $    (8,404)   $   (51,859)   $   17,124     $    9,587     $    4,855      $   (454)    $  1,162,592   $    778,743
          (323,908)       (18,715)      (99,108)       (17,006)        (8,990)      (19,045)      (5,766,970)    (1,672,335)
                --             --            --         57,442             --            --           38,676      5,069,541

         4,140,116     (4,830,688)      351,091       (547,556)       206,772       (30,573)      46,952,629    (97,794,930)
       -----------    -----------    ----------     ----------     ----------      --------     ------------   ------------

         3,807,804     (4,901,262)      269,107       (497,533)       202,637       (50,072)      42,386,927    (93,618,981)
       -----------    -----------    ----------     ----------     ----------      --------     ------------   ------------

         1,469,595      1,869,069        98,165        129,418        177,179        45,164       18,811,058     24,319,537
          (914,403)    (1,048,913)      (17,661)       (19,820)       (52,579)      (12,827)     (10,248,173)   (10,978,412)
          (983,041)      (560,643)         (108)       (12,478)       (14,246)       (2,917)      (7,684,854)    (8,342,051)
          (245,692)      (237,415)       (8,516)        94,614         43,333        66,303       (3,055,276)    (2,365,243)
           886,355        372,486       (56,344)       111,027        328,488       281,400       (3,432,289)    (1,508,697)
           (16,428)        (2,808)           --             --             --            --         (628,121)      (345,641)
       -----------    -----------    ----------     ----------     ----------      --------     ------------   ------------
           196,386        391,776        15,536        302,761        482,175       377,123       (6,237,655)       779,493
       -----------    -----------    ----------     ----------     ----------      --------     ------------   ------------


              (631)         2,613            --             --            (27)            3           (9,330)        63,950
       -----------    -----------    ----------     ----------     ----------      --------     ------------   ------------
         4,003,559     (4,506,873)      284,643       (194,772)       684,785       327,054       36,139,942    (92,775,538)

         6,841,926     11,348,799       966,202      1,160,974        327,054            --      124,926,092    217,701,630
       -----------    -----------    ----------     ----------     ----------      --------     ------------   ------------
       $10,845,485    $ 6,841,926    $1,250,845     $  966,202     $1,011,839      $327,054     $161,066,034   $124,926,092
       ===========    ===========    ==========     ==========     ==========      ========     ============   ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008





                                                                        FIDELITY(R) VIP                     FIDELITY(R) VIP
                                                                        EQUITY-INCOME--                        GROWTH--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   805,216      $  1,208,468       $   11,295        $    30,337
     Net realized gain (loss) on investments................      (3,341,256)       (1,394,655)        (137,332)            (9,442)
     Realized gain distribution received....................              --            61,898            2,221                 --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      14,611,034       (31,764,650)         753,487         (1,734,879)
                                                                 -----------      ------------       ----------        -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      12,074,994       (31,888,939)         629,671         (1,713,984)
                                                                 -----------      ------------       ----------        -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       7,102,667         9,200,415           88,943            150,141
     Cost of insurance......................................      (3,475,914)       (3,880,355)         (40,050)           (42,615)
     Policyowners' surrenders...............................      (2,278,294)       (2,601,995)         (42,678)            (7,798)
     Net transfers from (to) Fixed Account..................      (1,272,601)       (1,038,480)          (5,598)           616,692
     Transfers between Investment Divisions.................        (823,801)       (1,910,958)        (131,366)         1,119,557
     Policyowners' death benefits...........................        (201,512)         (244,112)              --                 --
                                                                 -----------      ------------       ----------        -----------
       Net contributions and (withdrawals)..................        (949,455)         (475,485)        (130,749)         1,835,977
                                                                 -----------      ------------       ----------        -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (2,443)           20,472               --                 --
                                                                 -----------      ------------       ----------        -----------
          Increase (decrease) in net assets.................      11,123,096       (32,343,952)         498,922            121,993
NET ASSETS:
     Beginning of year......................................      42,057,669        74,401,621        2,379,197          2,257,204
                                                                 -----------      ------------       ----------        -----------
     End of year............................................     $53,180,765      $ 42,057,669       $2,878,119        $ 2,379,197
                                                                 ===========      ============       ==========        ===========





                                                                          JANUS ASPEN                         JANUS ASPEN
                                                                     BALANCED PORTFOLIO--               ENTERPRISE PORTFOLIO--
                                                                     INSTITUTIONAL SHARES                INSTITUTIONAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $  2,653,332      $  2,477,767       $       --        $    2,929
     Net realized gain (loss) on investments................         154,605           733,155         (444,987)           25,857
     Realized gain distribution received....................       4,125,026         8,243,942               --            39,835

     Change in unrealized appreciation (depreciation) on
       investments..........................................      17,592,491       (31,848,265)         661,442          (678,462)
                                                                ------------      ------------       ----------        ----------

       Net increase (decrease) in net assets resulting from
          operations........................................      24,525,454       (20,393,401)         216,455          (609,841)
                                                                ------------      ------------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................      11,833,912        14,151,047           54,992           317,805
     Cost of insurance......................................      (8,540,755)       (7,792,206)         (40,169)          (32,073)
     Policyowners' surrenders...............................      (6,778,659)       (6,298,384)        (172,416)               --
     Net transfers from (to) Fixed Account..................      (3,182,558)       (3,026,501)         (11,534)           14,221
     Transfers between Investment Divisions.................        (854,792)       (1,409,288)        (301,290)          874,742
     Policyowners' death benefits...........................        (236,471)         (217,267)              --                --
                                                                ------------      ------------       ----------        ----------
       Net contributions and (withdrawals)..................      (7,759,323)       (4,592,599)        (470,417)        1,174,695
                                                                ------------      ------------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (6,272)           15,006               --                --
                                                                ------------      ------------       ----------        ----------
          Increase (decrease) in net assets.................      16,759,859       (24,970,994)        (253,962)          564,854
NET ASSETS:
     Beginning of year......................................     102,133,344       127,104,338        1,026,396           461,542
                                                                ------------      ------------       ----------        ----------
     End of year............................................    $118,893,203      $102,133,344       $  772,434        $1,026,396
                                                                ============      ============       ==========        ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I












            FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
              INDEX 500--             INVESTMENT GRADE BOND--              MID CAP--                     OVERSEAS--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------




       $  149,193     $   117,979     $ 80,499       $  32,952     $   21,189     $    15,590    $   88,164     $   128,201
         (344,766)        (85,187)      (3,404)        (17,292)      (138,916)       (222,201)     (128,446)          4,528
           93,347          29,004        3,664             640         15,977         479,278        12,424         427,919

        1,611,090      (1,783,438)      54,443         (53,262)     1,078,100      (1,816,326)      980,804      (2,825,734)
       ----------     -----------     --------       ---------     ----------     -----------    ----------     -----------

        1,508,864      (1,721,642)     135,202         (36,962)       976,350      (1,543,659)      952,946      (2,265,086)
       ----------     -----------     --------       ---------     ----------     -----------    ----------     -----------

          133,877       1,377,815       51,600          53,395        291,612         317,693       227,426         259,226
         (148,139)        (94,884)     (46,282)        (29,022)      (111,213)       (128,739)      (91,571)        (85,953)
         (156,946)           (979)      (7,936)             --         (3,455)         (8,669)     (109,139)           (523)
              110         447,316       (7,470)       (112,032)       (60,806)        109,942           712         228,966
        1,780,637         961,043       (4,650)        188,695         33,313         279,963       351,882         973,685
               --              --           --              --             --              --            --              --
       ----------     -----------     --------       ---------     ----------     -----------    ----------     -----------
        1,609,539       2,690,311      (14,738)        101,036        149,451         570,190       379,310       1,375,401
       ----------     -----------     --------       ---------     ----------     -----------    ----------     -----------


               --              --           --              --             --              --            --              --
       ----------     -----------     --------       ---------     ----------     -----------    ----------     -----------
        3,118,403         968,669      120,464          64,074      1,125,801        (973,469)    1,332,256        (889,685)

        3,786,827       2,818,158      859,533         795,459      2,460,085       3,433,554     3,329,136       4,218,821
       ----------     -----------     --------       ---------     ----------     -----------    ----------     -----------
       $6,905,230     $ 3,786,827     $979,997       $ 859,533     $3,585,886     $ 2,460,085    $4,661,392     $ 3,329,136
       ==========     ===========     ========       =========     ==========     ===========    ==========     ===========





              JANUS ASPEN                      MFS(R)                        MFS(R)                        MFS(R)
         WORLDWIDE PORTFOLIO--        INVESTORS TRUST SERIES--       NEW DISCOVERY SERIES--          RESEARCH SERIES--
          INSTITUTIONAL SHARES             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------



       $   612,451   $    596,061     $  1,930       $  1,459      $       --      $      --      $  1,398       $    505
        (6,625,304)    (3,942,687)     (36,425)       (13,836)       (137,830)        (2,407)      (17,515)          (543)

                --             --           --         12,046              --        161,693            --             --

        29,172,596    (50,552,915)      56,675        (90,504)        698,845       (638,769)       41,485        (51,047)
       -----------   ------------     --------       --------      ----------      ---------      --------       --------

        23,159,743    (53,899,541)      22,180        (90,835)        561,015       (479,483)       25,368        (51,085)
       -----------   ------------     --------       --------      ----------      ---------      --------       --------

        11,080,784     13,453,100        3,880          4,959          11,298        146,352         5,857          6,907
        (6,095,658)    (6,484,449)      (8,187)        (7,888)        (23,937)       (20,817)       (7,635)        (6,540)
        (4,985,606)    (5,551,011)        (839)            --              --             --            --             --
        (1,826,488)    (2,036,684)          --          2,008              (4)       251,522            --             --
        (1,116,043)    (3,497,623)     (48,566)        37,456          24,567        483,280       (24,133)        51,341
          (109,979)      (127,623)          --             --              --             --            --             --
       -----------   ------------     --------       --------      ----------      ---------      --------       --------
        (3,052,990)    (4,244,290)     (53,712)        36,535          11,924        860,337       (25,911)        51,708
       -----------   ------------     --------       --------      ----------      ---------      --------       --------


            (7,130)        40,866           --             --              --             --            --             --
       -----------   ------------     --------       --------      ----------      ---------      --------       --------
        20,099,623    (58,102,965)     (31,532)       (54,300)        572,939        380,854          (543)           623

        64,854,468    122,957,433      149,036        203,336         904,376        523,522       111,214        110,591
       -----------   ------------     --------       --------      ----------      ---------      --------       --------
       $84,954,091   $ 64,854,468     $117,504       $149,036      $1,477,315      $ 904,376      $110,671       $111,214
       ===========   ============     ========       ========      ==========      =========      ========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008




                                                                                                           NEUBERGER BERMAN
                                                                            MFS(R)                            AMT MID-CAP
                                                                      UTILITIES SERIES--                  GROWTH PORTFOLIO--
                                                                         INITIAL CLASS                          CLASS I
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $  169,907        $     6,619        $     --          $      --
     Net realized gain (loss) on investments................       (444,178)          (273,062)        (78,131)            20,998
     Realized gain distribution received....................             --            113,540              --                 --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      1,613,719           (956,689)        169,514           (183,606)
                                                                 ----------        -----------        --------          ---------
       Net increase (decrease) in net assets resulting from
          operations........................................      1,339,448         (1,109,592)         91,383           (162,608)
                                                                 ----------        -----------        --------          ---------
  Contributions and (Withdrawals):
     Payments received from policyowners....................      1,197,689            726,463          14,150             26,104
     Cost of insurance......................................       (376,545)          (166,098)        (12,172)           (18,349)
     Policyowners' surrenders...............................       (169,155)           (76,336)        (76,652)              (448)
     Net transfers from (to) Fixed Account..................        224,805            504,848              --             43,089
     Transfers between Investment Divisions.................      1,323,326          1,253,319         (19,718)           329,108
     Policyowners' death benefits...........................         (2,194)                --              --                 --
                                                                 ----------        -----------        --------          ---------
       Net contributions and (withdrawals)..................      2,197,926          2,242,196         (94,392)           379,504
                                                                 ----------        -----------        --------          ---------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           (154)               137              --                 --
                                                                 ----------        -----------        --------          ---------
          Increase (decrease) in net assets.................      3,537,220          1,132,741          (3,009)           216,896
NET ASSETS:
     Beginning of year......................................      2,761,653          1,628,912         399,539            182,643
                                                                 ----------        -----------        --------          ---------
     End of year............................................     $6,298,873        $ 2,761,653        $396,530          $ 399,539
                                                                 ==========        ===========        ========          =========






                                                                             ROYCE                               ROYCE
                                                                           MICRO-CAP                           SMALL-CAP
                                                                          PORTFOLIO--                         PORTFOLIO--
                                                                       INVESTMENT CLASS                    INVESTMENT CLASS
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (43,733)      $   172,562       $  (38,100)       $    13,633
     Net realized gain (loss) on investments................        (645,712)         (243,117)        (628,125)          (205,306)
     Realized gain distribution received....................              --           893,867               --            560,585
     Change in unrealized appreciation (depreciation) on
       investments..........................................       4,352,343        (4,683,786)       2,794,511         (2,230,992)
                                                                 -----------       -----------       ----------        -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       3,662,898        (3,860,474)       2,128,286         (1,862,080)
                                                                 -----------       -----------       ----------        -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,745,602         2,039,580        1,377,802          1,372,913
     Cost of insurance......................................        (647,983)         (585,065)        (554,787)          (455,748)
     Policyowners' surrenders...............................        (237,679)         (237,189)        (288,815)          (177,221)
     Net transfers from (to) Fixed Account..................          (2,858)           83,711           (7,277)           142,185
     Transfers between Investment Divisions.................         744,550           535,363           85,813          1,941,841
     Policyowners' death benefits...........................          (3,979)          (13,850)         (11,821)            (8,664)
                                                                 -----------       -----------       ----------        -----------
       Net contributions and (withdrawals)..................       1,597,653         1,822,550          600,915          2,815,306
                                                                 -----------       -----------       ----------        -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (621)            1,359             (307)               531
                                                                 -----------       -----------       ----------        -----------
          Increase (decrease) in net assets.................       5,259,930        (2,036,565)       2,728,894            953,757
NET ASSETS:
     Beginning of year......................................       5,523,614         7,560,179        5,568,040          4,614,283
                                                                 -----------       -----------       ----------        -----------
     End of year............................................     $10,783,544       $ 5,523,614       $8,296,934        $ 5,568,040
                                                                 ===========       ===========       ==========        ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                 PIMCO                         PIMCO                         PIMCO                         PIMCO
             GLOBAL BOND--                 LOW DURATION--                REAL RETURN--                 TOTAL RETURN--
             ADMINISTRATIVE                ADMINISTRATIVE                ADMINISTRATIVE                ADMINISTRATIVE
              CLASS SHARES                  CLASS SHARES                  CLASS SHARES                  CLASS SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------



        $  5,928       $  4,763       $  4,719        $   836       $  7,958       $  6,538      $   73,221      $ 30,533
          (2,858)          (249)           111           (290)        42,179         59,711         318,695        44,316
          16,242             --         17,889            301         10,403            426          48,201        15,489

           7,062        (12,842)        (5,618)        (1,592)       (17,374)       (97,103)       (254,618)      (59,665)
        --------       --------       --------        -------       --------       --------      ----------      --------

          26,374         (8,328)        17,101           (745)        43,166        (30,428)        185,499        30,673
        --------       --------       --------        -------       --------       --------      ----------      --------

          10,948         18,387          5,514          2,568         38,003         30,433          41,849        72,402
         (13,937)       (11,738)        (5,317)        (1,301)       (39,126)       (20,707)        (66,101)      (28,384)
            (839)            --             --             --             --             --              --          (344)

          (1,021)         4,611             --          1,836             --         (6,791)           (878)       70,389
         (45,367)       134,014        362,759         16,034        (13,987)       184,367         359,406       411,507
              --             --             --             --             --             --              --            --
        --------       --------       --------        -------       --------       --------      ----------      --------
         (50,216)       145,274        362,956         19,137        (15,110)       187,302         334,276       525,570
        --------       --------       --------        -------       --------       --------      ----------      --------


              --             --             --             --             --             --              --            --
        --------       --------       --------        -------       --------       --------      ----------      --------
         (23,842)       136,946        380,057         18,392         28,056        156,874         519,775       556,243

         213,706         76,760         18,392             --        247,987         91,113         969,504       413,261
        --------       --------       --------        -------       --------       --------      ----------      --------
        $189,864       $213,706       $398,449        $18,392       $276,043       $247,987      $1,489,279      $969,504
        ========       ========       ========        =======       ========       ========      ==========      ========






                                                                                                          VAN ECK
             T. ROWE PRICE                 T. ROWE PRICE                    VAN ECK                      WORLDWIDE
             EQUITY INCOME               LIMITED-TERM BOND                 WORLDWIDE                       MULTI-
               PORTFOLIO                     PORTFOLIO                    HARD ASSETS               MANAGER ALTERNATIVES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------




       $   695,025   $  1,123,154     $ 21,769       $ 19,177      $   (97,744)  $    (98,475)   $    2,345      $    444
        (2,297,468)        25,772         (853)        (3,338)      (1,131,750)       115,219        (2,730)         (838)
                --      1,886,323           --             --          138,482      5,219,203        49,252        14,220


        12,542,628    (29,565,423)      26,601        (11,697)      14,497,832    (24,321,068)       73,521       (98,351)
       -----------   ------------     --------       --------      -----------   ------------    ----------      --------


        10,940,185    (26,530,174)      47,517          4,142       13,406,820    (19,085,121)      122,388       (84,525)
       -----------   ------------     --------       --------      -----------   ------------    ----------      --------

         7,201,198     10,940,493      118,464        124,876        6,166,448      6,953,675       107,880       112,637
        (3,314,191)    (3,647,886)     (29,278)       (26,444)      (2,685,527)    (2,605,378)      (18,053)      (14,003)
        (2,453,992)    (2,812,336)          --             --       (1,368,217)    (1,015,626)       (1,279)           --
        (1,451,022)    (1,017,599)         853         21,949         (361,475)       (46,020)        1,093        49,868
        (1,885,808)    (1,887,973)      39,264        168,057        3,171,140      2,401,802       262,079        85,994
          (146,922)      (534,090)          --             --         (118,097)       (35,491)           --            --
       -----------   ------------     --------       --------      -----------   ------------    ----------      --------
        (2,050,737)     1,040,609      129,303        288,438        4,804,272      5,652,962       351,720       234,496
       -----------   ------------     --------       --------      -----------   ------------    ----------      --------




            (1,547)        14,847           --             --           (2,194)         3,968            --            --
       -----------   ------------     --------       --------      -----------   ------------    ----------      --------
         8,887,901    (25,474,718)     176,820        292,580       18,208,898    (13,428,191)      474,108       149,971

        46,045,254     71,519,972      567,252        274,672       21,711,829     35,140,020       627,246       477,275
       -----------   ------------     --------       --------      -----------   ------------    ----------      --------
       $54,933,155   $ 46,045,254     $744,072       $567,252      $39,920,727   $ 21,711,829    $1,101,354      $627,246
       ===========   ============     ========       ========      ===========   ============    ==========      ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008




                                                                         VAN KAMPEN'S                        VAN KAMPEN'S
                                                                         UIF EMERGING                        UIF EMERGING
                                                                   MARKETS DEBT PORTFOLIO--           MARKETS EQUITY PORTFOLIO--
                                                                            CLASS I                             CLASS I
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 49,328          $  42,116        $  (268,787)     $   (363,845)
     Net realized gain (loss) on investments................       (14,188)            (4,225)          (325,948)        3,223,593
     Realized gain distribution received....................            --             24,309                 --        18,595,350
     Change in unrealized appreciation (depreciation) on
       investments..........................................       127,098           (159,781)        24,396,925       (68,423,731)
                                                                  --------          ---------        -----------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................       162,238            (97,581)        23,802,190       (46,968,633)
                                                                  --------          ---------        -----------      ------------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        47,036            201,642          7,082,402         9,018,829
     Cost of insurance......................................       (26,198)           (20,875)        (3,616,622)       (3,982,275)
     Policyowners' surrenders...............................        (7,168)                --         (2,339,003)       (2,614,146)
     Net transfers from (to) Fixed Account..................        (2,168)            33,977         (1,186,956)       (1,639,662)
     Transfers between Investment Divisions.................        18,309            121,278            810,267        (2,993,339)
     Policyowners' death benefits...........................            --                 --            (61,296)          (83,402)
                                                                  --------          ---------        -----------      ------------
       Net contributions and (withdrawals)..................        29,811            336,022            688,792        (2,293,995)
                                                                  --------          ---------        -----------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                 --             (6,937)           30,928
                                                                  --------          ---------        -----------      ------------
          Increase (decrease) in net assets.................       192,049            238,441         24,484,045       (49,231,700)
NET ASSETS:
     Beginning of year......................................       552,331            313,890         34,991,357        84,223,057
                                                                  --------          ---------        -----------      ------------
     End of year............................................      $744,380          $ 552,331        $59,475,402      $ 34,991,357
                                                                  ========          =========        ===========      ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











              VAN KAMPEN'S
          UIF U.S. REAL ESTATE
              PORTFOLIO--
                CLASS I
     -----------------------------
          2009           2008
     -----------------------------




       $   88,414     $    54,519
         (666,956)       (686,136)
               --         608,443


        1,127,678      (1,040,037)
       ----------     -----------


          549,136      (1,063,211)
       ----------     -----------

          482,996         232,325
         (191,960)        (85,028)
          (25,380)        (40,342)
           12,340         176,686
         (760,023)      2,491,110
               --              --
       ----------     -----------
         (482,027)      2,774,751
       ----------     -----------





              (54)             47
       ----------     -----------
           67,055       1,711,587

        2,592,047         880,460
       ----------     -----------

       $2,659,102     $ 2,592,047
       ==========     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL")--Series
1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000")--Series 1 and Single Premium Variable Universal Life ("SPVUL")--Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000")--Series 2, Single Premium Variable Universal Life ("SPVUL")--Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (Legacy Creator SPVUL), Survivorship Variable Universal Life ("SVUL")--Series 2, Variable Universal Life Provider ("VUL Provider")), Variable Universal Life Accumulator ("VUL Accumulator"), and Survivorship Variable Universal Life Accumulator ("SVUL Accumulator"). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved new products by Sept 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date New York Life Variable Universal Life Accumulator (VUL Accumulator) and New York Life Survivorship Variable Universal Life Accumulator (SVUL Accumulator) were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL AD103 were discontinued on January 1, 2009 in all jurisdictions.

     All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of VUL Separate Account-1, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the AIM Variable Insurance Funds, the Alger American Fund, the AllianceBernstein(R) Variable Products Series Fund, Inc., the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Variable Series II, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC's Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, Lord Abbett & Company, LLC, and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Investors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced
MainStay VP Bond
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Conservative Allocation
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP Growth Allocation
MainStay VP Growth Equity(2)
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(1)
MainStay VP Income Builder(3)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core(1)
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation
MainStay VP S&P 500 Index
MainStay VP U.S. Small Cap(1)
AIM V.I. International Growth Fund--Series I Shares
Alger American Capital Appreciation--Class O Shares(4)
Alger American SmallCap Growth--Class O Shares(5)
AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares American Century VP Inflation Protection--Class II

                                                   NYLIAC VUL SEPARATE ACCOUNT-I




--------------------------------------------------------------------------------

American Century VP International--Class II
American Century VP Value--Class II
CVS Calvert Social Balanced Portfolio
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
DWS Dreman Small Mid Cap Value VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Janus Aspen Balanced Portfolio--Institutional Shares(6)
Janus Aspen Enterprise Portfolio--Institutional Shares(7)
Janus Aspen Worldwide Portfolio--Institutional Shares(8)
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class I
PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Hard Assets
Van Eck Worldwide Multi-Manager Alternatives(9)
Van Kampen's UIF Emerging Markets Debt Portfolio--Class I
Van Kampen's UIF Emerging Markets Equity Portfolio--Class I
Van Kampen's UIF U.S. Real Estate Portfolio--Class I

Not all investment divisions are available under all policies.

     All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     For SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL Policies issued on or after May 15th, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account.

     In addition, for all SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

          Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

--------------------------------------------------------------------------------

          Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. Subsequent events were evaluated through February 17, 2010, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

-------

(1) On November 20, 2009, MainStay VP Mid Cap Growth--Initial Class merged with and into MainStay VP Mid Cap Core--Initial Class; MainStay VP Mid Cap Value--Initial Class merged with and into MainStay VP ICAP Select Equity--Initial Class and MainStay VP Small Cap Growth--Initial Class merged with and into MainStay VP U.S. Small Cap--Initial Class (formerly MainStay VP Developing Growth--Initial Class).

(2) Formerly MainStay VP Capital Appreciation--Initial Class.

(3) Formerly MainStay VP Total Return--Initial Class.

(4) Formerly Alger American Leveraged AllCap--Class O Shares.

(5) New allocations to Alger American SmallCap Growth--Class O Shares investment division will not be accepted from policyowners who were not invested in the investment division as of June 1, 2007.

(6) Formerly Janus Aspen Series Balanced Portfolio--Institutional Shares.

(7) Formerly Janus Aspen Series Mid Cap Growth Portfolio--Institutional Shares.

(8) Formerly Janus Aspen Series Worldwide Growth Portfolio--Institutional
    Shares.

(9) Formerly Van Eck Worldwide Absolute Return Alternatives Fund.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2009, the investments of VUL Separate Account-I are as follows:





                                                                                  MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP         COMMON
                            BALANCED--          BOND--             CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          879              2,504            66,833             5,415

Identified cost........       $9,193            $34,433           $66,836          $100,909







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT         INCOME         INTERNATIONAL       LARGE CAP
                             EQUITY--          BUILDER--         EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......        10,614             3,887             4,274             2,135

Identified cost........      $132,933           $61,510           $63,626           $24,447



Investment activity for the year ended December 31, 2009, was as follows:





                                                                                  MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP         COMMON
                            BALANCED--          BOND--             CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $1,256            $7,063            $23,759           $3,211

Proceeds from sales....        1,325             4,686             37,841            7,177








                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT         INCOME         INTERNATIONAL       LARGE CAP
                             EQUITY--          BUILDER--         EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $34,678           $2,893            $6,878            $4,220

Proceeds from sales....         7,262            5,438             5,726             3,109



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP       HIGH YIELD
       CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH            GROWTH           CORPORATE
       ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--        EQUITY--           BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


             658              3,793             1,219             2,001             2,865             7,680            12,442

          $6,482            $38,427           $10,556           $22,365           $27,720          $161,533          $113,563






                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP
          CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            6,463              --                --               1,952             3,331             9,512              --

          $68,641             $--               $--             $19,826           $33,382          $215,132             $--








                                                                                                                    MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP       HIGH YIELD
       CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH            GROWTH           CORPORATE
       ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--        EQUITY--           BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $3,153            $4,207            $4,955            $5,740            $6,502            $ 3,479           $20,884

           1,118             3,579             1,924             6,973             2,184             12,459            10,635







                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP
          CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $35,280           $ 3,328           $ 2,942           $5,607            $6,840            $13,009           $ 1,689

            3,656            36,047            32,543            1,730             2,849             18,517            16,307

--------------------------------------------------------------------------------








                                                AIM V.I.            ALGER             ALGER
                             MAINSTAY VP      INTERNATIONAL       AMERICAN          AMERICAN
                                U.S.          GROWTH FUND--        CAPITAL          SMALLCAP
                             SMALL CAP--        SERIES I       APPRECIATION--       GROWTH--
                            INITIAL CLASS        SHARES        CLASS O SHARES    CLASS O SHARES
                           --------------------------------------------------------------------


Number of shares.......          1,968               97               23               1,381

Identified cost........        $14,007           $2,245             $981             $27,683





                             DWS DREMAN        FIDELITY(R)       FIDELITY(R)
                            SMALL MID CAP          VIP               VIP           FIDELITY(R)
                                VALUE            CONTRA-           EQUITY-             VIP
                                VIP--           FUND(R)--         INCOME--          GROWTH--
                           CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Number of shares.......          102               7,811             3,160               96

Identified cost........         $850            $196,523           $69,916           $3,573








                                                AIM V.I.            ALGER             ALGER
                             MAINSTAY VP      INTERNATIONAL       AMERICAN          AMERICAN
                                U.S.          GROWTH FUND--        CAPITAL          SMALLCAP
                             SMALL CAP--        SERIES I       APPRECIATION--       GROWTH--
                            INITIAL CLASS        SHARES        CLASS O SHARES    CLASS O SHARES
                           --------------------------------------------------------------------


Purchases..............        $14,154           $1,014             $224             $1,354

Proceeds from sales....            149              375              235              3,714





                             DWS DREMAN        FIDELITY(R)       FIDELITY(R)
                            SMALL MID CAP          VIP               VIP           FIDELITY(R)
                                VALUE            CONTRA-           EQUITY-             VIP
                                VIP--           FUND(R)--         INCOME--          GROWTH--
                           CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Purchases..............         $714             $ 9,092           $4,515             $107

Proceeds from sales....          212              14,273            4,847              224



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







       ALLIANCEBERN-
           STEIN            AMERICAN           AMERICAN
        VPS SMALL/         CENTURY VP         CENTURY VP         AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF
       MID CAP VALUE        INFLATION          INTERNA-         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING
        PORTFOLIO--       PROTECTION--         TIONAL--           VALUE--          BALANCED          GROWTH--          LEADERS--
      CLASS A SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES
      ----------------------------------------------------------------------------------------------------------------------------


             196                12                 198               186              2,490            1,086                53

          $2,097              $125              $1,760            $1,096            $ 4,367           $9,489            $1,696





                           FIDELITY(R)                                            JANUS ASPEN       JANUS ASPEN       JANUS ASPEN
        FIDELITY(R)            VIP            FIDELITY(R)       FIDELITY(R)        BALANCED         ENTERPRISE         WORLDWIDE
            VIP            INVESTMENT             VIP               VIP           PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
        INDEX 500--       GRADE BOND--         MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS      INITIAL CLASS      INITIAL CLASS     INITIAL CLASS        SHARES            SHARES            SHARES
      ----------------------------------------------------------------------------------------------------------------------------


               58                 79                140               309             4,426               25              3,246

          $ 6,913           $    968           $  4,069          $  5,860          $105,881            $ 683            $89,954








       ALLIANCEBERN-
           STEIN            AMERICAN           AMERICAN
        VPS SMALL/         CENTURY VP         CENTURY VP         AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF
       MID CAP VALUE        INFLATION          INTERNA-         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING
        PORTFOLIO--       PROTECTION--         TIONAL--           VALUE--          BALANCED          GROWTH--          LEADERS--
      CLASS A SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES
      ----------------------------------------------------------------------------------------------------------------------------


          $1,493               $35               $194              $180             $   411           $ 2,190           $  125

             444                53                111               222                 659             2,003               93





                           FIDELITY(R)                                            JANUS ASPEN       JANUS ASPEN       JANUS ASPEN
        FIDELITY(R)            VIP            FIDELITY(R)       FIDELITY(R)        BALANCED         ENTERPRISE         WORLDWIDE
            VIP            INVESTMENT             VIP               VIP           PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
        INDEX 500--       GRADE BOND--         MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS      INITIAL CLASS      INITIAL CLASS     INITIAL CLASS        SHARES            SHARES            SHARES
      ----------------------------------------------------------------------------------------------------------------------------


          $ 2,454           $    158           $     387         $     816          $10,937            $ 292            $4,577

              622                 88                 200               340           11,916              763             7,114

--------------------------------------------------------------------------------





                              MFS(R)            MFS(R)
                             INVESTORS            NEW             MFS(R)            MFS(R)
                               TRUST           DISCOVERY         RESEARCH          UTILITIES
                             SERIES--          SERIES--          SERIES--          SERIES--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......           6                110                7                275

Identified cost........        $127             $1,426             $119             $5,543






                              T. ROWE           T. ROWE
                               PRICE             PRICE                              VAN ECK
                              EQUITY         LIMITED-TERM         VAN ECK          WORLDWIDE
                              INCOME             BOND            WORLDWIDE       MULTI-MANAGER
                             PORTFOLIO         PORTFOLIO        HARD ASSETS      ALTERNATIVES
                          --------------------------------------------------------------------


Number of shares.......         3,111             147               1,362              114

Identified cost........       $66,488            $730             $41,988           $1,123







                              MFS(R)            MFS(R)
                             INVESTORS            NEW             MFS(R)            MFS(R)
                               TRUST           DISCOVERY         RESEARCH          UTILITIES
                             SERIES--          SERIES--          SERIES--          SERIES--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............         $ 7              $225               $ 7             $3,171

Proceeds from sales....          59               213                31                810






                              T. ROWE           T. ROWE
                               PRICE             PRICE                              VAN ECK
                              EQUITY         LIMITED-TERM         VAN ECK          WORLDWIDE
                              INCOME             BOND            WORLDWIDE       MULTI-MANAGER
                             PORTFOLIO         PORTFOLIO        HARD ASSETS      ALTERNATIVES
                          --------------------------------------------------------------------


Purchases..............       $4,620             $246             $8,496             $427

Proceeds from sales....        6,040               95              3,664               24



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





         NEUBERGER           PIMCO             PIMCO                                                 ROYCE             ROYCE
        BERMAN AMT          GLOBAL              LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP
      MID-CAP GROWTH        BOND--          DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--
        PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT
          CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS
      --------------------------------------------------------------------------------------------------------------------------


             19                15                39                22                137              1,130              952

           $371              $190              $405              $395             $1,811            $11,627           $8,064





                         VAN KAMPEN'S
       VAN KAMPEN'S      UIF EMERGING      VAN KAMPEN'S
       UIF EMERGING         MARKETS          UIF U.S.
       MARKETS DEBT         EQUITY          REAL ESTATE
        PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
          CLASS I           CLASS I           CLASS I
      --------------------------------------------------------------------


             96               4,570              262

           $781             $67,342           $2,853







         NEUBERGER           PIMCO             PIMCO                                                 ROYCE             ROYCE
        BERMAN AMT          GLOBAL              LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP
      MID-CAP GROWTH        BOND--          DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--
        PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT
          CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS
      --------------------------------------------------------------------------------------------------------------------------


           $ 27               $31              $391               $46              $773             $2,219            $1,778

            122                59                 6                42               319                680             1,242






       VAN KAMPEN'S      VAN KAMPEN'S      VAN KAMPEN'S
       UIF EMERGING      UIF EMERGING        UIF U.S.
       MARKETS DEBT     MARKETS EQUITY      REAL ESTATE
        PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
          CLASS I           CLASS I           CLASS I
      --------------------------------------------------------------------


           $128             $6,201            $1,456

             49              5,810             1,843

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

     - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

     - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

       For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

       For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

       For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-
       10. Once the target premium is reached, 1.75% of any premium payment is deducted. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.75% of any premium payment is deducted in policy years 6-10 and 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. The changes disclosed below were in effect for each of the five periods presented in the Financial Highlights section. (Not all charges are deducted from all products, as shown below).

     - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL:


                                           MONTHLY                  MONTHLY
                                       CONTRACT CHARGE          CONTRACT CHARGE
POLICY                                  POLICY YEAR 1       SUBSEQUENT POLICY YEARS
------                                 ---------------    ---------------------------
VUL.................................         $ 26         $                         7
SVUL................................           60                                  10
VUL 2000............................           30                                  10
VUL Provider........................           30                                  10
VUL Accumulator.....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
SVUL Accumulator....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
Pinnacle VUL*.......................          100                                  25
Pinnacle SVUL*......................          100                                  25



       -------

       * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

     - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

    For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

    For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

    For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

       For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy's cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

     - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

     - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.


----------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

--------------------------------------------------------------------------------

    For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

    For VUL Accumulator, this charge is based on the insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

    For SVUL Accumulator, this charge is based on both insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 31 and beyond.

    For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

     - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

     - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
       2)**, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Provider policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

    For VUL Accumulator and SVUL Accumulator policies, the mortality and expense risk charge currently ranges from 0.55% to 0.15% (it declines based on the cash value in the Separate Account and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

    For Legacy Creator SPVUL, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in the Separate Account. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in the Separate Account.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).


----------
  ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

 *** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

     The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL and Legacy Creator SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

     For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider, VUL Accumulator and SVUL Accumulator this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000, VUL Provider, VUL Accumulator and SVUL Accumulator the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

     Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

     For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

     For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

     For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

--------------------------------------------------------------------------------

NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.


----------
  ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:






                             MAINSTAY VP           MAINSTAY VP
                             BALANCED--              BOND--              MAINSTAY VP
                            INITIAL CLASS         INITIAL CLASS        CASH MANAGEMENT
                         ------------------    ------------------    ------------------
                           2009       2008       2009       2008       2009       2008
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........     27         33         109         91       3,739      5,833
Units redeemed.........    (57)       (55)        (98)       (94)     (4,836)    (3,490)
                           ---        ---        ----       ----      ------     ------
  Net increase
     (decrease)........    (30)       (22)         11         (3)     (1,097)     2,343
                           ===        ===        ====       ====      ======     ======

GROUP 2 POLICIES
Units issued...........     14         18          83         82       1,456      7,888
Units redeemed.........    (32)       (41)       (101)      (104)     (3,563)    (2,990)
                           ---        ---        ----       ----      ------     ------
  Net increase
     (decrease)........    (18)       (23)        (18)       (22)     (2,107)     4,898
                           ===        ===        ====       ====      ======     ======

GROUP 3 POLICIES
Units issued...........     --         --          49         13       1,151     17,224
Units redeemed.........     --         --          (7)        (7)     (6,459)    (8,918)
                           ---        ---        ----       ----      ------     ------
  Net increase
     (decrease)........     --         --          42          6      (5,308)     8,306
                           ===        ===        ====       ====      ======     ======

GROUP 4 POLICIES
Units issued...........     88        117         100        154       3,595     10,318
Units redeemed.........    (70)       (94)        (82)       (61)     (6,297)    (2,143)
                           ---        ---        ----       ----      ------     ------
  Net increase
     (decrease)........     18         23          18         93      (2,702)     8,175
                           ===        ===        ====       ====      ======     ======




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                MAINSTAY VP
          MAINSTAY VP          CONSERVATIVE           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
        COMMON STOCK--         ALLOCATION--          CONVERTIBLE--        FLOATING RATE--        GOVERNMENT--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2009       2008       2009       2008       2009       2008       2009       2008       2009       2008
      ----------------------------------------------------------------------------------------------------------


         234        210       137        107          81         51       108         15          62       122
        (384)      (352)      (53)       (40)        (95)       (70)      (36)       (56)        (93)      (78)
        ----       ----       ---        ---        ----       ----       ---        ---        ----       ---
        (150)      (142)       84         67         (14)       (19)       72        (41)        (31)       44
        ====       ====       ===        ===        ====       ====       ===        ===        ====       ===


         351        345        50         66         157        136        79         46          48       121
        (534)      (539)      (12)       (15)       (205)      (243)      (38)       (47)       (103)      (74)
        ----       ----       ---        ---        ----       ----       ---        ---        ----       ---
        (183)      (194)       38         51         (48)      (107)       41         (1)        (55)       47
        ====       ====       ===        ===        ====       ====       ===        ===        ====       ===


           9         22        --         --           7         14        56         26          11        18
         (26)        (5)       --         --         (11)        (3)      (18)       (13)         (7)      (11)
        ----       ----       ---        ---        ----       ----       ---        ---        ----       ---
         (17)        17        --         --          (4)        11        38         13           4         7
        ====       ====       ===        ===        ====       ====       ===        ===        ====       ===


         127        137        71         92         182        164       179         82          78       258
        (117)      (105)      (18)       (11)       (109)       (84)      (49)       (75)       (112)      (95)
        ----       ----       ---        ---        ----       ----       ---        ---        ----       ---
          10         32        53         81          73         80       130          7         (34)      163
        ====       ====       ===        ===        ====       ====       ===        ===        ====       ===


--------------------------------------------------------------------------------









                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                GROWTH                GROWTH              HIGH YIELD
                             ALLOCATION--            EQUITY--          CORPORATE BOND--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2009       2008       2009       2008       2009       2008
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      194        247       1,032        988       239        162
Units redeemed.........      (96)       (66)     (1,436)    (1,513)     (288)      (363)
                            ----       ----      ------     ------      ----       ----
  Net increase
     (decrease)........       98        181        (404)      (525)      (49)      (201)
                            ====       ====      ======     ======      ====       ====

GROUP 2 POLICIES
Units issued...........      119        137         941        964       276        145
Units redeemed.........      (70)       (41)     (1,315)    (1,308)     (231)      (289)
                            ----       ----      ------     ------      ----       ----
  Net increase
     (decrease)........       49         96        (374)      (344)       45       (144)
                            ====       ====      ======     ======      ====       ====

GROUP 3 POLICIES
Units issued...........       --         --           6         17        12        111
Units redeemed.........       --         --          (6)        (2)      (76)        (9)
                            ----       ----      ------     ------      ----       ----
  Net increase
     (decrease)........       --         --          --         15       (64)       102
                            ====       ====      ======     ======      ====       ====

GROUP 4 POLICIES
Units issued...........      523        544         149        158       559        333
Units redeemed.........     (199)      (141)       (134)      (124)     (246)      (260)
                            ----       ----      ------     ------      ----       ----
  Net increase
     (decrease)........      324        403          15         34       313         73
                            ====       ====      ======     ======      ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          ICAP SELECT             INCOME             INTERNATIONAL           LARGE CAP              MID CAP
           EQUITY--              BUILDER--             EQUITY--              GROWTH--               CORE--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2009       2008       2009       2008       2009       2008       2009       2008       2009       2008
      ----------------------------------------------------------------------------------------------------------



       1,188      3,706        197        198         86         92        211        199        618         73
        (650)      (411)      (355)      (315)      (166)      (212)      (149)       (84)      (104)      (130)
       -----      -----       ----       ----       ----       ----       ----       ----      -----       ----
         538      3,295       (158)      (117)       (80)      (120)        62        115        514        (57)
       =====      =====       ====       ====       ====       ====       ====       ====      =====       ====


       1,001      1,638        148        159         96        116        217        202        715         69
        (387)      (262)      (214)      (243)      (170)      (232)      (262)      (201)      (103)       (99)
       -----      -----       ----       ----       ----       ----       ----       ----      -----       ----
         614      1,376        (66)       (84)       (74)      (116)       (45)         1        612        (30)
       =====      =====       ====       ====       ====       ====       ====       ====      =====       ====


          28         84          2          4         --         --         21         45         --         --
         (28)        (6)        (3)        (1)        --         --        (24)        (3)        --         --
       -----      -----       ----       ----       ----       ----       ----       ----      -----       ----
          --         78         (1)         3         --         --         (3)        42         --         --
       =====      =====       ====       ====       ====       ====       ====       ====      =====       ====


       1,228        994         63         72        250        331        224        219      1,222        238
        (214)      (145)       (74)       (52)      (221)      (231)       (94)       (68)      (157)      (141)
       -----      -----       ----       ----       ----       ----       ----       ----      -----       ----
       1,014        849        (11)        20         29        100        130        151      1,065         97
       =====      =====       ====       ====       ====       ====       ====       ====      =====       ====


--------------------------------------------------------------------------------








                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                MID CAP               MID CAP              MODERATE
                               GROWTH--               VALUE--            ALLOCATION--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2009       2008       2009       2008       2009       2008
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........        81        86          73        91       154        210
Units redeemed.........      (844)     (157)       (883)     (224)      (88)       (51)
                           ------      ----      ------      ----       ---        ---
  Net increase
     (decrease)........      (763)      (71)       (810)     (133)       66        159
                           ======      ====      ======      ====       ===        ===

GROUP 2 POLICIES
Units issued...........        94       106          90       106        98        101
Units redeemed.........      (889)     (148)       (889)     (178)      (49)       (25)
                           ------      ----      ------      ----       ---        ---
  Net increase
     (decrease)........      (795)      (42)       (799)      (72)       49         76
                           ======      ====      ======      ====       ===        ===

GROUP 3 POLICIES
Units issued...........        --        --          --        --        --         --
Units redeemed.........        --        --          --        --        --         --
                           ------      ----      ------      ----       ---        ---
  Net increase
     (decrease)........        --        --          --        --        --         --
                           ======      ====      ======      ====       ===        ===

GROUP 4 POLICIES
Units issued...........       248       310         185       259       293        268
Units redeemed.........    (1,296)     (252)     (1,122)     (215)      (83)       (58)
                           ------      ----      ------      ----       ---        ---
  Net increase
     (decrease)........    (1,048)       58        (937)       44       210        210
                           ======      ====      ======      ====       ===        ===




Not all investment divisions are available under all policies.

(b) For Group 1, 2 and 4 Policies, represents the period November 20, 2009 (Commencement of Investments) through December 31, 2009.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
        MODERATE GROWTH         S&P 500            SMALL CAP          MAINSTAY VP         MAINSTAY VP
         ALLOCATION--           INDEX--            GROWTH--        U.S. SMALL CAP--         VALUE--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------
        2009       2008     2009       2008     2009       2008   2009(B)      2008     2009       2008
      --------------------------------------------------------------------------------------------------


         187        378       513        479      55         53     288         --       --           73
        (207)      (121)     (852)      (753)   (462)       (98)     (4)        --       --       (1,859)
        ----       ----    ------     ------    ----       ----     ---         --       --       ------
         (20)       257      (339)      (274)   (407)       (45)    284         --       --       (1,786)
        ====       ====    ======     ======    ====       ====     ===         ==       ==       ======


         151        182       899        874      75         86     425         --       --           59
         (99)       (67)   (1,208)    (1,356)   (627)      (104)    (15)        --       --       (1,379)
        ----       ----    ------     ------    ----       ----     ---         --       --       ------
          52        115      (309)      (482)   (552)       (18)    410         --       --       (1,320)
        ====       ====    ======     ======    ====       ====     ===         ==       ==       ======


          --         --        24      1,054      --         --      --         --       --            2
          --         --       (31)       (19)     --         --      --         --       --          (50)
        ----       ----    ------     ------    ----       ----     ---         --       --       ------
          --         --        (7)     1,035      --         --      --         --       --          (48)
        ====       ====    ======     ======    ====       ====     ===         ==       ==       ======


         472        599       655        676     170        212     719         --       --           67
        (185)      (118)     (535)      (522)   (862)      (150)    (12)        --       --         (702)
        ----       ----    ------     ------    ----       ----     ---         --       --       ------
         287        481       120        154    (692)        62     707         --       --         (635)
        ====       ====    ======     ======    ====       ====     ===         ==       ==       ======


--------------------------------------------------------------------------------







                                                         ALGER                   ALGER
                               AIM V.I.                AMERICAN                AMERICAN
                             INTERNATIONAL              CAPITAL                SMALLCAP
                             GROWTH FUND--          APPRECIATION--             GROWTH--
                            SERIES I SHARES         CLASS O SHARES          CLASS O SHARES
                         --------------------    --------------------    --------------------
                           2009       2008(a)      2009        2008        2009        2008
                         --------------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      29         63           --         --          133         135
Units redeemed.........     (15)        (1)          --         --         (251)       (278)
                            ---         --          ---         --         ----        ----
  Net increase
     (decrease)........      14         62           --         --         (118)       (143)
                            ===         ==          ===         ==         ====        ====

GROUP 2 POLICIES
Units issued...........      37         69           --         --          165         173
Units redeemed.........      (8)        (3)          --         --         (286)       (320)
                            ---         --          ---         --         ----        ----
  Net increase
     (decrease)........      29         66           --         --         (121)       (147)
                            ===         ==          ===         ==         ====        ====

GROUP 3 POLICIES
Units issued...........      --         --           17         37            5           4
Units redeemed.........      --         --          (17)        (4)          (8)         (4)
                            ---         --          ---         --         ----        ----
  Net increase
     (decrease)........      --         --           --         33           (3)         --
                            ===         ==          ===         ==         ====        ====

GROUP 4 POLICIES
Units issued...........      56         86           --         --           80         101
Units redeemed.........     (10)        (3)          --         --          (74)        (98)
                            ---         --          ---         --         ----        ----
  Net increase
     (decrease)........      46         83           --         --            6           3
                            ===         ==          ===         ==         ====        ====




Not all investment divisions are available under all policies.

(a) For Group 1, 2 and 4 Policies, represents the period May 9, 2008 (Commencement of Investments) through December 31, 2008.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







        ALLIANCEBERNSTEIN           AMERICAN
           VPS SMALL/              CENTURY VP               AMERICAN                AMERICAN               CVS CALVERT
          MID CAP VALUE             INFLATION              CENTURY VP              CENTURY VP                SOCIAL
           PORTFOLIO--            PROTECTION--           INTERNATIONAL--             VALUE--                BALANCED
         CLASS A SHARES             CLASS II                CLASS II                CLASS II                PORTFOLIO
      --------------------    --------------------    --------------------    --------------------    --------------------
        2009       2008(a)      2009        2008        2009        2008        2009        2008        2009        2008
      --------------------------------------------------------------------------------------------------------------------


          15          46         --           --         --           --          --         --           11          14
          (4)         (2)        --           --         --           --          --         --          (28)        (14)
         ---          --         --           --         --          ---         ---         --          ---         ---
          11          44         --           --         --           --          --         --          (17)         --
         ===          ==         ==           ==         ==          ===         ===         ==          ===         ===


          53          41         --           --         --           --          --         --           21          27
          (5)         (1)        --           --         --           --          --         --          (34)        (30)
         ---          --         --           --         --          ---         ---         --          ---         ---
          48          40         --           --         --           --          --         --          (13)         (3)
         ===          ==         ==           ==         ==          ===         ===         ==          ===         ===


          --          --          2            7         10           38           4         29           --          --
          --          --         (4)          (1)        (6)         (70)        (14)        (2)          --          --
         ---          --         --           --         --          ---         ---         --          ---         ---
          --          --         (2)           6          4          (32)        (10)        27           --          --
         ===          ==         ==           ==         ==          ===         ===         ==          ===         ===


          90          77         --           --         --           --          --         --           19          21
         (12)         (3)        --           --         --           --          --         --          (16)        (13)
         ---          --         --           --         --          ---         ---         --          ---         ---
          78          74         --           --         --           --          --         --            3           8
         ===          ==         ==           ==         ==          ===         ===         ==          ===         ===


--------------------------------------------------------------------------------








                                                                       DWS DREMAN
                           DREYFUS IP            DREYFUS VIF          SMALL MID CAP
                           TECHNOLOGY            DEVELOPING               VALUE
                            GROWTH--              LEADERS--               VIP--
                         INITIAL SHARES        INITIAL SHARES        CLASS A SHARES
                       ------------------    ------------------    ------------------
                         2009       2008       2009       2008       2009     2008(a)
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........       38        47         --         --         27         11
Units redeemed......     (125)      (88)        --         --         (3)        --
                         ----       ---         --         --         --         --
  Net increase
     (decrease).....      (87)      (41)        --         --         24         11
                         ====       ===         ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........       62        58         --         --         12         15
Units redeemed......      (65)      (58)        --         --         (3)        (1)
                         ----       ---         --         --         --         --
  Net increase
     (decrease).....       (3)       --         --         --          9         14
                         ====       ===         ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........        9        15         12         31         --         --
Units redeemed......      (11)       (2)        (9)        (3)        --         --
                         ----       ---         --         --         --         --
  Net increase
     (decrease).....       (2)       13          3         28         --         --
                         ====       ===         ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........      134       105         --         --         40         25
Units redeemed......      (59)      (66)        --         --         (6)        (2)
                         ----       ---         --         --         --         --
  Net increase
     (decrease).....       75        39         --         --         34         23
                         ====       ===         ==         ==         ==         ==




Not all investment divisions are available under all policies.

(a) For Group 1, 2 and 4 Policies, represents the period May 9, 2008 (Commencement of Investments) through December 31, 2008.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          FIDELITY(R)           FIDELITY(R)                                 FIDELITY(R)         FIDELITY(R) VIP
              VIP                   VIP               FIDELITY(R)               VIP               INVESTMENT
        CONTRAFUND(R)--       EQUITY-INCOME--        VIP GROWTH--           INDEX 500--          GRADE BOND--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2009       2008       2009       2008       2009       2008       2009       2008       2009       2008
      ----------------------------------------------------------------------------------------------------------


         307        296        163        149        --          --        --         --         --         --
        (642)      (443)      (257)      (208)       --          --        --         --         --         --
        ----       ----       ----       ----       ---         ---       ---        ---         --        ---
        (335)      (147)       (94)       (59)       --          --        --         --         --         --
        ====       ====       ====       ====       ===         ===       ===        ===         ==        ===


         413        406        176        166        --          --        --         --         --         --
        (606)      (570)      (231)      (258)       --          --        --         --         --         --
        ----       ----       ----       ----       ---         ---       ---        ---         --        ---
        (193)      (164)       (55)       (92)       --          --        --         --         --         --
        ====       ====       ====       ====       ===         ===       ===        ===         ==        ===


          83        148         27         42        13         172       224        241          4         19
         (26)       (14)       (19)        (8)      (32)         (5)      (34)        (9)        (5)       (12)
        ----       ----       ----       ----       ---         ---       ---        ---         --        ---
          57        134          8         34       (19)        167       190        232         (1)         7
        ====       ====       ====       ====       ===         ===       ===        ===         ==        ===


         564        639        296        327        --          --        --         --         --         --
        (404)      (340)      (243)      (220)       --          --        --         --         --         --
        ----       ----       ----       ----       ---         ---       ---        ---         --        ---
         160        299         53        107        --          --        --         --         --         --
        ====       ====       ====       ====       ===         ===       ===        ===         ==        ===


--------------------------------------------------------------------------------







                                                                           JANUS ASPEN
                                                     FIDELITY(R)            BALANCED
                               FIDELITY(R)               VIP               PORTFOLIO--
                              VIP MID CAP--          OVERSEAS--           INSTITUTIONAL
                              INITIAL CLASS         INITIAL CLASS            SHARES
                           ------------------    ------------------    ------------------
                             2009       2008       2009       2008       2009       2008
                           --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............      --         --         --         --         134        149
Units redeemed..........      --         --         --         --        (276)      (241)
                             ---         --        ---         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --        (142)       (92)
                             ===         ==        ===         ==        ====       ====

GROUP 2 POLICIES
Units issued............      --         --         --         --         381        447
Units redeemed..........      --         --         --         --        (678)      (742)
                             ---         --        ---         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --        (297)      (295)
                             ===         ==        ===         ==        ====       ====

GROUP 3 POLICIES
Units issued............      17         33         47         86          27         56
Units redeemed..........     (11)        (7)       (17)        (5)        (24)        (4)
                             ---         --        ---         --        ----       ----
  Net increase
     (decrease).........       6         26         30         81           3         52
                             ===         ==        ===         ==        ====       ====

GROUP 4 POLICIES
Units issued............      --         --         --         --         201        241
Units redeemed..........      --         --         --         --        (203)      (163)
                             ---         --        ---         --        ----       ----
  Net increase
     (decrease).........      --         --         --         --          (2)        78
                             ===         ==        ===         ==        ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          JANUS ASPEN         JANUS ASPEN
          ENTERPRISE           WORLDWIDE            MFS(R)              MFS(R)              MFS(R)
          PORTFOLIO--         PORTFOLIO--          INVESTORS         NEW DISCOVERY         RESEARCH
         INSTITUTIONAL       INSTITUTIONAL      TRUST SERIES--         SERIES--            SERIES--
            SHARES              SHARES           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------
        2009       2008     2009       2008     2009       2008     2009       2008     2009       2008
      --------------------------------------------------------------------------------------------------


         --         --       346        329      --         --       --         --       --         --
         --         --      (506)      (503)     --         --       --         --       --         --
        ---         --      ----       ----      --         --       --         --       --         --
         --         --      (160)      (174)     --         --       --         --       --         --
        ===         ==      ====       ====      ==         ==       ==         ==       ==         ==


         --         --       679        664      --         --       --         --       --         --
         --         --      (894)      (949)     --         --       --         --       --         --
        ---         --      ----       ----      --         --       --         --       --         --
         --         --      (215)      (285)     --         --       --         --       --         --
        ===         ==      ====       ====      ==         ==       ==         ==       ==         ==


          4         71        10         74      --          3        2         73        1          6
        (49)        (2)      (20)        (9)     (6)        (1)      (2)        (2)      (4)        (1)
        ---         --      ----       ----      --         --       --         --       --         --
        (45)        69       (10)        65      (6)         2       --         71       (3)         5
        ===         ==      ====       ====      ==         ==       ==         ==       ==         ==


         --         --       183        184      --         --       --         --       --         --
         --         --      (131)       (93)     --         --       --         --       --         --
        ---         --      ----       ----      --         --       --         --       --         --
         --         --        52         91      --         --       --         --       --         --
        ===         ==      ====       ====      ==         ==       ==         ==       ==         ==


--------------------------------------------------------------------------------






                                                  NEUBERGER
                                                 BERMAN AMT
                             MFS(R)                MID-CAP                PIMCO
                            UTILITIES              GROWTH             GLOBAL BOND--
                            SERIES--             PORTFOLIO--         ADMINISTRATIVE
                          INITIAL CLASS            CLASS I            CLASS SHARES
                       ------------------    ------------------    ------------------
                         2009       2008       2009       2008       2009       2008
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      90        117         --         --         --         --
Units redeemed......     (11)        (2)        --         --         --         --
                         ---        ---        ---         --         --         --
  Net increase
     (decrease).....      79        115         --         --         --         --
                         ===        ===        ===         ==         ==         ==

GROUP 2 POLICIES
Units issued........      77         77         --         --         --         --
Units redeemed......     (14)        (3)        --         --         --         --
                         ---        ---        ---         --         --         --
  Net increase
     (decrease).....      63         74         --         --         --         --
                         ===        ===        ===         ==         ==         ==

GROUP 3 POLICIES
Units issued........      11         19          1         28         --         13
Units redeemed......      (8)       (29)       (10)        (1)        (5)        (1)
                         ---        ---        ---         --         --         --
  Net increase
     (decrease).....       3        (10)        (9)        27         (5)        12
                         ===        ===        ===         ==         ==         ==

GROUP 4 POLICIES
Units issued........     197        132         --         --         --         --
Units redeemed......     (34)        (9)        --         --         --         --
                         ---        ---        ---         --         --         --
  Net increase
     (decrease).....     163        123         --         --         --         --
                         ===        ===        ===         ==         ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








             PIMCO                 PIMCO                 PIMCO
        LOW DURATION--         REAL RETURN--        TOTAL RETURN--        ROYCE MICRO-CAP       ROYCE SMALL-CAP
        ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--
         CLASS SHARES          CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2009       2008       2009       2008       2009       2008       2009       2008       2009       2008
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         --         --         66         41         23        125
         --         --         --         --         --         --        (25)       (23)       (36)       (20)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --         41         18        (13)       105
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


         --         --         --         --         --         --         47         47         28         71
         --         --         --         --         --         --        (19)       (21)       (28)       (17)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --         28         26         --         54
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


         33          2          4         19         34         48         --         --         --         --
         --         --         (5)        (3)        (5)        (3)        --         --         --         --
         --         --         --         --         --         --        ---        ---        ---        ---
         33          2         (1)        16         29         45         --         --         --         --
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


         --         --         --         --         --         --        174        178        129        146
         --         --         --         --         --         --        (63)       (49)       (48)       (35)
         --         --         --         --         --         --        ---        ---        ---        ---
         --         --         --         --         --         --        111        129         81        111
         ==         ==         ==         ==         ==         ==        ===        ===        ===        ===


--------------------------------------------------------------------------------








                                                T. ROWE PRICE
                          T. ROWE PRICE         LIMITED-TERM             VAN ECK
                          EQUITY INCOME             BOND                WORLDWIDE
                            PORTFOLIO             PORTFOLIO            HARD ASSETS
                       ------------------    ------------------    ------------------
                         2009       2008       2009       2008       2009       2008
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      117        117        --         --         157        142
Units redeemed......     (238)      (191)       --         --        (103)       (92)
                         ----       ----        --         --        ----       ----
  Net increase
     (decrease).....     (121)       (74)       --         --          54         50
                         ====       ====        ==         ==        ====       ====

GROUP 2 POLICIES
Units issued........      183        185        --         --         112        107
Units redeemed......     (287)      (307)       --         --         (76)       (57)
                         ----       ----        --         --        ----       ----
  Net increase
     (decrease).....     (104)      (122)       --         --          36         50
                         ====       ====        ==         ==        ====       ====

GROUP 3 POLICIES
Units issued........       23        180        12         26          18         20
Units redeemed......      (38)       (15)       (2)        (2)        (13)        (8)
                         ----       ----        --         --        ----       ----
  Net increase
     (decrease).....      (15)       165        10         24           5         12
                         ====       ====        ==         ==        ====       ====

GROUP 4 POLICIES
Units issued........      349        404        --         --         380        313
Units redeemed......     (310)      (303)       --         --        (139)      (179)
                         ----       ----        --         --        ----       ----
  Net increase
     (decrease).....       39        101        --         --         241        134
                         ====       ====        ==         ==        ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                             VAN KAMPEN'S        VAN KAMPEN'S        VAN KAMPEN'S
            VAN ECK          UIF EMERGING        UIF EMERGING          UIF U.S.
           WORLDWIDE            MARKETS             MARKETS              REAL
         MULTI-MANAGER     DEBT PORTFOLIO--   EQUITY PORTFOLIO--  ESTATE PORTFOLIO--
         ALTERNATIVES           CLASS I             CLASS I             CLASS I
      ------------------  ------------------  ------------------  ------------------
        2009       2008     2009       2008     2009       2008     2009       2008
      ------------------------------------------------------------------------------


         --         --       --         --        86         82       10        76
         --         --       --         --      (167)      (184)     (21)       (1)
         --         --       --         --      ----       ----     ----       ---
         --         --       --         --       (81)      (102)     (11)       75
         ==         ==       ==         ==      ====       ====     ====       ===


         --         --       --         --        81         79       35        28
         --         --       --         --      (128)      (139)      (5)       (1)
         --         --       --         --      ----       ----     ----       ---
         --         --       --         --       (47)       (60)      30        27
         ==         ==       ==         ==      ====       ====     ====       ===


         39         24        3         22        16          8       11        13
         (2)        (1)      (2)        (1)      (10)       (14)      (3)       (3)
         --         --       --         --      ----       ----     ----       ---
         37         23        1         21         6         (6)       8        10
         ==         ==       ==         ==      ====       ====     ====       ===


         --         --       --         --       208        196       61       240
         --         --       --         --       (93)      (130)    (188)       (7)
         --         --       --         --      ----       ----     ----       ---
         --         --       --         --       115         66     (127)      233
         ==         ==       ==         ==      ====       ====     ====       ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2009, 2008, 2007, 2006 and 2005:




                                                        MAINSTAY VP
                                                        BALANCED--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $2,605    $ 2,397   $3,477    $9,094    $7,562
Units Outstanding..................      242        272      294       785       718
Variable Accumulation Unit Value...   $10.78    $  8.82   $11.82    $11.58    $10.53
Total Return.......................    22.2%     (25.4%)    2.1%      9.9%      5.3%
Investment Income Ratio............     3.2%         --     1.9%      2.1%      1.4%

GROUP 2 POLICIES(b)
Net Assets.........................   $1,318    $ 1,232   $1,922    $1,618    $1,092
Units Outstanding..................      121        139      162       139       103
Variable Accumulation Unit Value...   $10.88    $  8.89   $11.89    $11.62    $10.55
Total Return.......................    22.5%     (25.2%)    2.3%     10.1%      5.5%
Investment Income Ratio............     3.1%         --     2.4%      2.1%      2.4%

GROUP 3 POLICIES
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

GROUP 4 POLICIES
Net Assets.........................   $4,632    $ 3,601   $4,525    $2,846    $1,040
Units Outstanding..................      416        398      375       243        97
Variable Accumulation Unit Value...   $11.14    $  9.05   $12.05    $11.72    $10.58
Total Return.......................    23.1%     (24.9%)    2.8%     10.7%      5.8%
Investment Income Ratio............     3.2%         --     2.6%      2.6%      2.4%

                                                        MAINSTAY VP
                                                    BOND--INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $14,631   $13,446   $13,105   $12,712   $13,134
Units Outstanding..................       631       620       623       639       686
Variable Accumulation Unit Value...   $ 23.19   $ 21.67   $ 21.03   $ 19.89   $ 19.15
Total Return.......................      7.0%      3.0%      5.8%      3.8%      1.5%
Investment Income Ratio............      4.7%      4.3%      3.7%      1.2%      3.2%

GROUP 2 POLICIES(b)
Net Assets.........................   $11,198   $10,728   $10,731   $10,257   $10,207
Units Outstanding..................       646       664       686       695       718
Variable Accumulation Unit Value...   $ 17.32   $ 16.15   $ 15.65   $ 14.76   $ 14.19
Total Return.......................      7.2%      3.2%      6.0%      4.0%      1.7%
Investment Income Ratio............      4.7%      4.3%      3.6%      1.2%      3.3%

GROUP 3 POLICIES
Net Assets.........................   $ 2,043   $ 1,300   $ 1,170   $   589   $   379
Units Outstanding..................       134        92        86        46        31
Variable Accumulation Unit Value...   $ 15.21   $ 14.11   $ 13.60   $ 12.77   $ 12.21
Total Return.......................      7.8%      3.7%      6.5%      4.6%      2.2%
Investment Income Ratio............      5.0%      4.6%      4.4%      1.7%      3.1%

GROUP 4 POLICIES
Net Assets.........................   $ 7,610   $ 6,760   $ 5,345   $ 4,651   $ 3,851
Units Outstanding..................       513       495       402       374       323
Variable Accumulation Unit Value...   $ 14.83   $ 13.76   $ 13.27   $ 12.45   $ 11.91
Total Return.......................      7.8%      3.7%      6.5%      4.5%      2.2%
Investment Income Ratio............      4.6%      4.6%      3.7%      1.3%      3.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
                       CASH MANAGEMENT                             COMMON STOCK--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $17,230   $19,578   $15,062   $12,191   $13,394   $46,181   $41,295   $70,276   $71,216   $65,300
        10,965    12,062     9,719     8,188     9,325     1,725     1,875     2,017     2,133     2,264
       $  1.57   $  1.58   $  1.55   $  1.49   $  1.44   $ 26.76   $ 22.02   $ 34.85   $ 33.38   $ 28.86
         (0.6%)     1.5%      4.1%      3.9%      2.2%     21.5%    (36.8%)     4.4%     15.7%      6.9%
            --      2.1%      4.7%      4.5%      2.8%      2.1%      1.5%      1.2%      0.6%      1.0%


       $15,480   $18,204   $11,840   $10,665   $10,937   $24,961   $22,028   $37,367   $37,206   $32,781
        12,340    14,447     9,549     8,981     9,578     2,452     2,635     2,829     2,949     3,010
       $  1.25   $  1.26   $  1.24   $  1.19   $  1.14   $ 10.18   $  8.36   $ 13.21   $ 12.62   $ 10.89
         (0.4%)     1.7%      4.3%      4.1%      2.4%     21.8%    (36.7%)     4.6%     15.9%      7.1%
            --      2.1%      4.7%      4.5%      2.9%      2.1%      1.5%      1.2%      0.6%      1.0%


       $17,580   $23,952   $13,676   $ 4,592   $ 3,214   $   687   $   706   $   880   $   712   $   437
        14,636    19,944    11,638     4,097     2,999        65        82        65        55        40
       $  1.20   $  1.20   $  1.18   $  1.12   $  1.07   $ 10.52   $  8.60   $ 13.51   $ 12.85   $ 11.03
          0.0%      2.2%      4.8%      4.6%      3.0%     22.4%    (36.4%)     5.1%     16.5%      7.7%
            --      2.0%      4.5%      4.4%      2.9%      1.9%      1.7%      1.3%      0.7%      1.1%


       $16,600   $19,750   $ 9,963   $ 5,943   $ 6,478   $ 6,542   $ 5,255   $ 7,761   $ 6,331   $ 4,474
        14,076    16,778     8,603     5,397     6,170       544       534       502       431       355
       $  1.18   $  1.18   $  1.15   $  1.10   $  1.05   $ 12.04   $  9.83   $ 15.46   $ 14.70   $ 12.62
          0.0%      2.2%      4.8%      4.6%      3.0%     22.4%    (36.4%)     5.1%     16.5%      7.7%
            --      1.9%      4.6%      4.5%      3.0%      2.1%      1.6%      1.3%      0.6%      1.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                   MAINSTAY VP
                                                  CONSERVATIVE
                                                  ALLOCATION--                                  MAINSTAY VP
                                                  INITIAL CLASS                         CONVERTIBLE--INITIAL CLASS
                                     --------------------------------------  ------------------------------------------------
                                       2009      2008      2007      2006      2009      2008      2007      2006      2005
                                     ----------------------------------------------------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................   $2,951    $ 1,643   $1,264    $  990    $10,892   $ 7,724   $12,342   $11,002   $10,737
Units Outstanding..................      261        177      110        92        470       484       503       512       548
Variable Accumulation Unit Value...   $11.29    $  9.30   $11.48    $10.75    $ 23.16   $ 15.97   $ 24.52   $ 21.50   $ 19.60
Total Return.......................    21.4%     (19.0%)    6.7%      7.5%      45.1%    (34.9%)    14.1%      9.6%      5.9%
Investment Income Ratio............     3.1%       0.1%     2.8%      1.9%       2.2%      2.1%      2.3%      2.3%      1.5%

GROUP 2 POLICIES(b)
Net Assets.........................   $1,409    $   817   $  416    $  243    $17,527   $12,604   $21,168   $19,175   $17,963
Units Outstanding..................      125         87       36        23      1,066     1,114     1,221     1,264     1,301
Variable Accumulation Unit Value...   $11.26    $  9.25   $11.40    $10.65    $ 16.44   $ 11.31   $ 17.34   $ 15.17   $ 13.81
Total Return.......................    21.7%     (18.8%)    7.0%      6.5%      45.3%    (34.7%)    14.3%      9.9%      6.1%
Investment Income Ratio............     3.1%       0.2%     3.2%      2.9%       2.2%      2.1%      2.3%      2.4%      1.6%

GROUP 3 POLICIES
Net Assets.........................   $   --    $    --   $   --    $   --    $   578   $   433   $   481   $   331   $   287
Units Outstanding..................       --         --       --        --         36        40        29        23        22
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $ 15.90   $ 10.88   $ 16.60   $ 14.45   $ 13.09
Total Return.......................       --         --       --        --      46.1%    (34.4%)    14.9%     10.4%      6.6%
Investment Income Ratio............       --         --       --        --       2.3%      2.6%      2.5%      2.6%      1.7%

GROUP 4 POLICIES
Net Assets.........................   $2,464    $ 1,523   $  961    $  245    $10,631   $ 6,483   $ 8,552   $ 6,526   $ 5,298
Units Outstanding..................      214        161       80        23        663       590       510       448       400
Variable Accumulation Unit Value...   $11.48    $  9.39   $11.51    $10.71    $ 16.04   $ 10.98   $ 16.75   $ 14.58   $ 13.21
Total Return.......................    22.3%     (18.4%)    7.5%      7.1%      46.1%    (34.4%)    14.9%     10.4%      6.6%
Investment Income Ratio............     3.3%       0.1%     4.1%      2.7%       2.3%      2.4%      2.3%      2.6%      1.8%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP
                       FLOATING RATE--                                     MAINSTAY VP
                        INITIAL CLASS                               GOVERNMENT--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------



       $2,732    $ 1,458   $2,345    $26,514   $24,081   $9,527    $10,112   $8,394    $8,512    $10,877
          247        175      216      2,480     2,370      441        472      428       460        607
       $11.08    $  8.35   $10.89    $ 10.69   $ 10.16   $21.59    $ 21.39   $19.62    $18.52    $ 17.92
        32.7%     (23.3%)    1.8%       5.2%      1.6%     0.9%       9.0%     5.9%      3.3%       1.7%
         3.7%       5.3%     6.6%       6.3%      4.7%     3.6%       3.2%     4.9%      0.8%       3.1%


       $2,101    $ 1,238   $1,619    $ 1,472   $   594   $6,506    $ 7,349   $6,014    $5,969    $ 6,082
          188        147      148        137        57      388        443      396       417        439
       $11.18    $  8.41   $10.95    $ 10.73   $ 10.18   $16.77    $ 16.59   $15.19    $14.31    $ 13.82
        32.9%     (23.2%)    2.0%       5.5%      1.8%     1.1%       9.3%     6.2%      3.5%       1.9%
         3.7%       5.3%     6.5%       6.4%      5.1%     3.6%       3.1%     4.9%      1.0%       3.3%


       $1,589    $   877   $1,000    $   611   $    --   $  628    $   557   $  414    $  377    $   185
          145        107       94         59        --       43         39       32        31         16
       $10.94    $  8.19   $10.61    $ 10.34   $    --   $14.52    $ 14.29   $13.01    $12.20    $ 11.72
        33.6%     (22.8%)    2.6%       3.4%        --     1.6%       9.8%     6.7%      4.1%       2.4%
         3.6%       5.3%     6.5%       5.9%        --     3.5%       4.2%     4.9%      1.7%       3.3%


       $4,488    $ 2,249   $2,827    $ 2,131   $   340   $6,290    $ 6,605   $4,028    $3,574    $ 2,952
          392        262      255        197        33      441        475      312       299        257
       $11.45    $  8.57   $11.10    $ 10.82   $ 10.21   $14.24    $ 14.02   $12.77    $11.97    $ 11.50
        33.6%     (22.8%)    2.6%       6.0%      2.1%     1.6%       9.8%     6.7%      4.0%       2.4%
         3.6%       5.3%     6.5%       6.1%      4.5%     3.4%       3.4%     4.9%      1.1%       3.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                   MAINSTAY VP
                                                     GROWTH
                                                  ALLOCATION--                                  MAINSTAY VP
                                                  INITIAL CLASS                        GROWTH EQUITY--INITIAL CLASS
                                     --------------------------------------  ------------------------------------------------
                                       2009      2008      2007      2006      2009      2008      2007      2006      2005
                                     ----------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $ 7,729   $ 5,332   $6,400    $2,781   $117,880   $94,367  $168,430  $164,993  $171,702
Units Outstanding..................       800       702      521       249      5,966     6,370     6,895     7,540     8,138
Variable Accumulation Unit Value...   $  9.65   $  7.59   $12.25    $11.17   $  19.76   $ 14.83  $  24.43  $  21.89  $  21.11
Total Return.......................     27.1%    (38.0%)    9.6%     11.7%      33.2%    (39.3%)    11.6%      3.7%      7.7%
Investment Income Ratio............      2.4%      0.7%     1.5%      1.4%       0.6%      0.6%      0.1%      0.4%        --

GROUP 2 POLICIES(b)
Net Assets.........................   $ 4,407   $ 3,085   $3,803    $2,018   $ 43,695   $34,846  $ 60,491  $ 57,500  $ 57,246
Units Outstanding..................       460       411      315       183      5,791     6,165     6,509     6,922     7,159
Variable Accumulation Unit Value...   $  9.58   $  7.52   $12.10    $11.02   $   7.55   $  5.65  $   9.29  $   8.31  $   8.00
Total Return.......................     27.4%    (37.9%)    9.9%     10.2%      33.5%    (39.2%)    11.8%      3.9%      7.9%
Investment Income Ratio............      2.4%      0.7%     1.3%      1.6%       0.6%      0.6%      0.1%      0.4%        --

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $   --    $   --   $    535   $   399  $    462  $    226  $    287
Units Outstanding..................        --        --       --        --         54        54        39        21        28
Variable Accumulation Unit Value...   $    --   $    --   $   --    $   --   $   9.83   $  7.33  $  11.99  $  10.67  $  10.21
Total Return.......................        --        --       --        --      34.2%    (38.9%)    12.4%      4.4%      8.4%
Investment Income Ratio............        --        --       --        --       0.6%      0.8%      0.4%      0.4%        --

GROUP 4 POLICIES
Net Assets.........................   $12,630   $ 7,277   $6,916    $2,507   $  7,093   $ 5,164  $  8,000  $  6,488  $  5,305
Units Outstanding..................     1,292       968      565       226        643       628       594       542       463
Variable Accumulation Unit Value...   $  9.76   $  7.63   $12.22    $11.07   $  11.04   $  8.22  $  13.45  $  11.97  $  11.46
Total Return.......................     28.0%    (37.6%)   10.4%     10.7%      34.2%    (38.9%)    12.4%      4.4%      8.4%
Investment Income Ratio............      2.5%      0.8%     1.6%      1.7%       0.6%      0.6%      0.1%      0.4%        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP
                         HIGH YIELD                                        MAINSTAY VP
                CORPORATE BOND--INITIAL CLASS                   ICAP SELECT EQUITY--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $48,238   $35,074   $52,218   $55,006   $51,635   $48,028   $32,766   $ 7,024   $2,833    $2,171
         1,598     1,647     1,848     1,980     2,057     4,337     3,799       504      216       195
       $ 30.19   $ 21.29   $ 28.25   $ 27.81   $ 24.99   $ 11.08   $  8.62   $ 13.92   $13.12    $11.07
         41.8%    (24.6%)     1.6%     11.2%      2.2%     28.5%    (38.0%)     6.1%    18.5%      4.7%
          7.8%      9.1%      6.5%      2.0%      6.0%      1.9%      0.8%      0.6%     0.3%      1.0%


       $27,717   $18,920   $27,662   $27,950   $25,483   $33,857   $20,598   $12,629   $6,304    $5,881
         1,422     1,377     1,521     1,564     1,589     2,835     2,221       845      449       497
       $ 19.52   $ 13.73   $ 18.19   $ 17.87   $ 16.03   $ 11.94   $  9.28   $ 14.94   $14.05    $11.83
         42.1%    (24.5%)     1.8%     11.5%      2.4%     28.8%    (37.9%)     6.3%    18.7%      4.9%
          8.0%      9.2%      6.6%      2.0%      5.9%      1.8%      0.6%      0.6%     0.3%      1.0%


       $ 2,830   $ 2,880   $ 1,901   $ 1,125   $   558   $ 1,349   $ 1,038   $   425   $  165    $  132
           140       204       102        62        34       105       105        27       11        11
       $ 20.19   $ 14.13   $ 18.62   $ 18.20   $ 16.25   $ 12.77   $  9.87   $ 15.81   $14.80    $12.40
         42.8%    (24.1%)     2.3%     12.0%      2.9%     29.4%    (37.6%)     6.9%    19.3%      5.4%
          7.4%     12.8%      7.5%      2.9%      6.0%      2.0%      0.7%      0.6%     0.3%      0.9%


       $33,528   $19,252   $24,110   $19,819   $14,260   $30,321   $13,396   $ 7,866   $2,594    $1,796
         1,740     1,427     1,354     1,141       920     2,356     1,342       493      174       144
       $ 19.26   $ 13.48   $ 17.77   $ 17.37   $ 15.50   $ 12.86   $  9.94   $ 15.92   $14.90    $12.49
         42.8%    (24.1%)     2.3%     12.0%      2.9%     29.4%    (37.6%)     6.9%    19.3%      5.4%
          8.1%     10.1%      7.0%      2.2%      7.0%      1.8%      0.6%      0.7%     0.3%      1.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               INCOME BUILDER--INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $33,064   $29,892   $44,164   $44,324   $43,324
Units Outstanding..................     1,463     1,621     1,738     1,863     1,981
Variable Accumulation Unit Value...   $ 22.61   $ 18.43   $ 25.40   $ 23.79   $ 21.88
Total Return.......................     22.7%    (27.4%)     6.8%      8.7%      5.8%
Investment Income Ratio............      3.6%      3.3%      2.2%      0.6%      1.5%

GROUP 2 POLICIES(b)
Net Assets.........................   $12,541   $10,803   $15,890   $15,673   $14,630
Units Outstanding..................     1,122     1,188     1,272     1,341     1,365
Variable Accumulation Unit Value...   $ 11.17   $  9.09   $ 12.50   $ 11.69   $ 10.73
Total Return.......................     22.9%    (27.3%)     7.0%      8.9%      6.0%
Investment Income Ratio............      3.6%      3.3%      2.2%      0.6%      1.6%

GROUP 3 POLICIES
Net Assets.........................   $   246   $   208   $   240   $   172   $   108
Units Outstanding..................        20        21        18        14         9
Variable Accumulation Unit Value...   $ 12.32   $  9.97   $ 13.64   $ 12.69   $ 11.59
Total Return.......................     23.5%    (26.9%)     7.5%      9.5%      6.5%
Investment Income Ratio............      3.5%      3.3%      2.2%      0.8%      1.6%

GROUP 4 POLICIES
Net Assets.........................   $ 3,778   $ 3,176   $ 4,065   $ 3,461   $ 2,669
Units Outstanding..................       290       301       281       257       218
Variable Accumulation Unit Value...   $ 13.05   $ 10.56   $ 14.46   $ 13.45   $ 12.28
Total Return.......................     23.5%    (26.9%)     7.5%      9.5%      6.5%
Investment Income Ratio............      3.7%      3.5%      2.3%      0.7%      1.8%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
             INTERNATIONAL EQUITY--INITIAL CLASS                LARGE CAP GROWTH--INITIAL CLASS
      ------------------------------------------------  -----------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      -------------------------------------------------------------------------------------------------


       $20,879   $19,246   $29,329   $27,357   $19,433   $ 6,128   $ 4,074   $ 5,670   $ 3,636  $ 3,170
           871       951     1,071     1,039       962       809       747       632       489      454
       $ 23.99   $ 20.24   $ 27.42   $ 26.32   $ 20.18   $  7.58   $  5.45   $  8.97   $  7.44  $  6.99
         18.5%    (26.2%)     4.2%     30.4%      7.2%     39.1%    (39.2%)    20.5%      6.5%     3.6%
          7.2%      1.4%      0.7%      0.3%      1.9%        --      0.1%        --      0.1%       --


       $13,552   $12,336   $18,672   $16,481   $10,159   $12,823   $ 9,538   $15,653   $12,902  $12,396
           909       983     1,099     1,011       830     1,235     1,280     1,279     1,273    1,305
       $ 14.91   $ 12.56   $ 16.98   $ 16.26   $ 12.44   $ 10.38   $  7.45   $ 12.24   $ 10.13  $  9.50
         18.8%    (26.0%)     4.4%     30.7%      7.5%     39.3%    (39.1%)    20.7%      6.7%     3.8%
          7.2%      1.4%      0.7%      0.3%      2.0%        --      0.1%        --      0.1%       --


       $    --   $    --   $    --   $    --   $    --   $   824   $   611   $   487   $   242  $   255
            --        --        --        --        --        78        81        39        24       27
       $    --   $    --   $    --   $    --   $    --   $ 10.57   $  7.55   $ 12.33   $ 10.16  $  9.48
            --        --        --        --        --     40.0%    (38.8%)    21.3%      7.2%     4.3%
            --        --        --        --        --        --      0.1%        --      0.1%       --


       $19,552   $15,898   $19,316   $13,667   $ 5,891   $ 7,709   $ 4,400   $ 5,106   $ 2,756  $ 1,710
         1,053     1,024       924       686       388       644       514       363       239      158
       $ 18.53   $ 15.53   $ 20.89   $ 19.91   $ 15.16   $ 11.97   $  8.55   $ 13.97   $ 11.51  $ 10.74
         19.4%    (25.7%)     4.9%     31.3%      8.0%     40.0%    (38.8%)    21.3%      7.2%     4.3%
          7.3%      1.5%      0.7%      0.4%      2.2%        --      0.1%        --      0.2%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                                MID CAP CORE--INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $16,718   $ 6,950   $13,177   $12,614   $9,347
Units Outstanding..................     1,182       668       725       725      612
Variable Accumulation Unit Value...   $ 14.15   $ 10.41   $ 18.14   $ 17.40   $15.24
Total Return.......................     36.0%    (42.6%)     4.3%     14.1%    15.1%
Investment Income Ratio............      0.5%      0.3%      0.4%        --     0.5%

GROUP 2 POLICIES(b)
Net Assets.........................   $16,527   $ 5,627   $10,340   $ 9,451   $7,371
Units Outstanding..................     1,141       529       559       534      476
Variable Accumulation Unit Value...   $ 14.49   $ 10.63   $ 18.50   $ 17.70   $15.48
Total Return.......................     36.2%    (42.5%)     4.5%     14.4%    15.3%
Investment Income Ratio............      0.5%      0.3%      0.4%        --     0.7%

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $   --
Units Outstanding..................        --        --        --        --       --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $   --
Total Return.......................        --        --        --        --       --
Investment Income Ratio............        --        --        --        --       --

GROUP 4 POLICIES
Net Assets.........................   $28,977   $ 8,926   $13,563   $ 9,877   $5,976
Units Outstanding..................     1,842       777       680       521      363
Variable Accumulation Unit Value...   $ 15.73   $ 11.49   $ 19.88   $ 18.93   $16.47
Total Return.......................     36.9%    (42.2%)     5.0%     15.0%    15.9%
Investment Income Ratio............      0.5%      0.4%      0.4%        --     0.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
                MID CAP GROWTH--INITIAL CLASS                     MID CAP VALUE--INITIAL CLASS
      ------------------------------------------------  -----------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      -------------------------------------------------------------------------------------------------


         $--     $ 6,889   $13,698   $12,628   $11,166    $  --    $ 7,931   $13,762   $14,697  $13,143
          --         763       834       886       846       --        810       943       988    1,001
         $--     $  9.03   $ 16.43   $ 14.29   $ 13.17    $  --    $  9.79   $ 14.60   $ 14.87  $ 13.13
          --      (45.0%)    15.0%      8.5%     16.3%       --     (32.9%)    (1.8%)    13.3%     5.0%
          --          --        --        --        --     4.6%       1.6%      1.0%      0.1%     0.8%


         $--     $ 7,543   $14,418   $12,688   $10,811    $  --    $ 7,941   $12,857   $13,592  $12,092
          --         795       837       849       785       --        799       871       906      912
         $--     $  9.49   $ 17.23   $ 14.96   $ 13.76    $  --    $  9.93   $ 14.78   $ 15.03  $ 13.24
          --      (44.9%)    15.2%      8.7%     16.5%       --     (32.8%)    (1.6%)    13.5%     5.2%
          --          --        --        --        --     4.7%       1.7%      1.0%      0.1%     0.9%


         $--     $    --   $    --   $    --   $    --    $  --    $    --   $    --   $    --  $    --
          --          --        --        --        --       --         --        --        --       --
         $--     $    --   $    --   $    --   $    --    $  --    $    --   $    --   $    --  $    --
          --          --        --        --        --       --         --        --        --       --
          --          --        --        --        --       --         --        --        --       --


         $--     $11,441   $19,538   $14,375   $ 9,842    $  --    $ 9,597   $13,587   $12,305  $ 8,702
          --       1,048       990       844       631       --        937       893       801      646
         $--     $ 10.91   $ 19.71   $ 17.03   $ 15.58    $  --    $ 10.26   $ 15.19   $ 15.36  $ 13.47
          --      (44.7%)    15.8%      9.2%     17.1%       --     (32.5%)    (1.1%)    14.0%     5.7%
          --          --        --        --        --     5.2%       1.7%      1.0%      0.1%     0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                        MAINSTAY VP
                                                   MAINSTAY VP                        MODERATE GROWTH
                                              MODERATE ALLOCATION--                    ALLOCATION--
                                                  INITIAL CLASS                        INITIAL CLASS
                                     --------------------------------------  --------------------------------
                                       2009      2008      2007      2006      2009     2008    2007    2006
                                     ------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $6,634    $ 4,810   $4,594    $1,874   $ 9,811  $ 7,857  $8,640  $4,635
Units Outstanding..................      614        548      389       172       950      970     713     417
Variable Accumulation Unit Value...   $10.81    $  8.76   $11.80    $10.92   $ 10.33  $  8.10  $12.08  $11.12
Total Return.......................    23.3%     (25.7%)    8.0%      9.2%     27.5%   (33.0%)   8.6%   11.2%
Investment Income Ratio............     2.9%       0.4%     3.0%      1.9%      2.9%     0.7%    2.2%    2.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $4,217    $ 2,986   $3,126    $1,939   $ 6,626  $ 4,779  $5,768  $2,881
Units Outstanding..................      392        343      267       179       648      596     481     261
Variable Accumulation Unit Value...   $10.77    $  8.71   $11.71    $10.82   $ 10.23  $  8.00  $11.92  $10.95
Total Return.......................    23.6%     (25.6%)    8.2%      8.2%     27.8%   (32.8%)   8.9%    9.5%
Investment Income Ratio............     3.0%       0.4%     2.9%      2.1%      3.0%     0.6%    2.3%    2.1%

GROUP 3 POLICIES
Net Assets.........................   $   --    $    --   $   --    $   --   $    --  $    --  $   --  $   --
Units Outstanding..................       --         --       --        --        --       --      --      --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --   $    --  $    --  $   --  $   --
Total Return.......................       --         --       --        --        --       --      --      --
Investment Income Ratio............       --         --       --        --        --       --      --      --

GROUP 4 POLICIES
Net Assets.........................   $8,367    $ 4,882   $4,008    $1,551   $14,404  $ 8,882  $7,316  $2,942
Units Outstanding..................      756        546      336       142     1,371    1,084     603     266
Variable Accumulation Unit Value...   $11.06    $  8.90   $11.90    $10.95   $ 10.49  $  8.17  $12.10  $11.06
Total Return.......................    24.2%     (25.2%)    8.7%      9.5%     28.4%   (32.5%)   9.4%   10.6%
Investment Income Ratio............     3.0%       0.4%     3.1%      3.4%      3.0%     0.7%    2.4%    2.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP                        MAINSTAY VP U.S.
                S&P 500 INDEX--INITIAL CLASS                     SMALL CAP GROWTH--INITIAL CLASS          SMALL CAP--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------  ------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005              2009
      ----------------------------------------------------------------------------------------------------------------------------



      $103,547   $90,435  $154,823  $157,043  $145,879     $--     $ 2,707   $5,034    $6,147    $5,817           $  2,971
         3,543     3,882     4,156     4,402     4,688      --         407      452       534       529                284
      $  29.24   $ 23.32  $  37.28  $  35.68  $  31.13     $--     $  6.65   $11.15    $11.60    $10.98             $10.46
         25.4%    (37.5%)     4.5%     14.6%      4.1%      --      (40.3%)   (3.9%)     5.6%      3.3%               4.6%
          2.8%      2.3%      1.6%      0.5%      1.2%      --          --       --        --        --                 --


      $ 59,786   $49,993  $ 85,692  $ 83,998  $ 74,782     $--     $ 3,805   $6,580    $7,215    $7,581             $4,286
         6,169     6,478     6,960     7,145     7,305      --         552      570       602       668                410
      $   9.69   $  7.72  $  12.31  $  11.76  $  10.24     $--     $  6.90   $11.54    $11.98    $11.32             $10.46
         25.6%    (37.3%)     4.7%     14.9%      4.3%      --      (40.2%)   (3.7%)     5.8%      3.5%               4.6%
          2.8%      2.3%      1.6%      0.5%      1.2%      --          --       --        --        --                 --


      $ 15,004   $11,939  $  4,322  $  3,318  $    623     $--     $    --   $   --    $   --    $   --             $   --
         1,334     1,341       306       247        53      --          --       --        --        --                 --
      $  11.24   $  8.90  $  14.14  $  13.43  $  11.64     $--     $    --   $   --    $   --    $   --             $   --
         26.3%    (37.0%)     5.2%     15.4%      4.8%      --          --       --        --        --                 --
          2.9%      2.4%      1.8%      1.0%      1.1%      --          --       --        --        --                 --


      $ 36,342   $27,617  $ 41,534  $ 35,383  $ 27,317     $--     $ 5,636   $8,554    $8,191    $6,400             $7,400
         2,967     2,847     2,693     2,416     2,155      --         692      630       584       486                707
      $  12.25   $  9.70  $  15.40  $  14.64  $  12.68     $--     $  8.15   $13.57    $14.02    $13.18             $10.47
         26.3%    (37.0%)     5.2%     15.5%      4.8%      --      (39.9%)   (3.2%)     6.3%      4.1%               4.7%
          2.9%      2.4%      1.7%      0.6%      1.4%      --          --       --        --        --                 --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                              AIM V.I.
                                                                                            INTERNATIONAL
                                                        MAINSTAY VP                         GROWTH FUND--
                                                   VALUE--INITIAL CLASS                    SERIES I SHARES
                                     ------------------------------------------------  ----------------------
                                       2009      2008      2007      2006      2005        2009        2008
                                     ------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................     $--       $--     $49,351   $51,068   $45,082  $       622    $   379
Units Outstanding..................      --        --       1,786     1,876     1,955           76         62
Variable Accumulation Unit Value...     $--       $--     $ 27.62   $ 27.22   $ 23.06       $ 8.19    $  6.10
Total Return.......................      --        --        1.5%     18.0%      5.5%        34.3%     (39.0%)
Investment Income Ratio............      --        --        1.6%      0.4%      1.2%         1.7%       2.0%

GROUP 2 POLICIES(b)
Net Assets.........................     $--       $--     $21,948   $22,221   $19,019       $  800    $   415
Units Outstanding..................      --        --       1,320     1,360     1,376           95         66
Variable Accumulation Unit Value...     $--       $--     $ 16.62   $ 16.35   $ 13.82       $ 8.40    $  6.24
Total Return.......................      --        --        1.7%     18.3%      5.7%        34.6%     (37.6%)
Investment Income Ratio............      --        --        1.6%      0.4%      1.2%         1.8%       1.9%

GROUP 3 POLICIES
Net Assets.........................     $--       $--     $   697   $   588   $ 1,123       $   --    $    --
Units Outstanding..................      --        --          48        41        94           --         --
Variable Accumulation Unit Value...     $--       $--     $ 14.52   $ 14.21   $ 11.95       $   --    $    --
Total Return.......................      --        --        2.2%     18.9%      6.2%           --         --
Investment Income Ratio............      --        --        1.7%      0.3%      1.3%           --         --

GROUP 4 POLICIES
Net Assets.........................     $--       $--     $ 9,409   $ 7,915   $ 5,490       $1,101    $   524
Units Outstanding..................      --        --         635       546       450          129         83
Variable Accumulation Unit Value...     $--       $--     $ 14.81   $ 14.50   $ 12.19       $ 8.53    $  6.31
Total Return.......................      --        --        2.2%     18.9%      6.2%        35.2%     (36.9%)
Investment Income Ratio............      --        --        1.7%      0.4%      1.4%         1.7%       1.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       ALGER AMERICAN                                    ALGER AMERICAN
            CAPITAL APPRECIATION--CLASS O SHARES                 SMALLCAP GROWTH--CLASS O SHARES
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --    $   --    $14,977   $11,378   $23,986   $22,637   $19,086
           --         --       --        --        --      1,146     1,264     1,407     1,545     1,552
       $   --    $    --   $   --    $   --    $   --    $ 13.07   $  9.04   $ 17.05   $ 14.65   $ 12.29
           --         --       --        --        --      44.5%    (47.0%)    16.4%     19.2%     16.1%
           --         --       --        --        --         --        --        --        --        --


       $   --    $    --   $   --    $   --    $   --    $13,363   $10,064   $20,855   $18,785   $15,527
           --         --       --        --        --      1,340     1,461     1,608     1,690     1,668
       $   --    $    --   $   --    $   --    $   --    $  9.97   $  6.89   $ 12.97   $ 11.11   $  9.31
           --         --       --        --        --      44.8%    (46.9%)    16.7%     19.4%     16.3%
           --         --       --        --        --         --        --        --        --        --


       $1,059    $   697   $  489    $  178    $   76    $   665   $   490   $   907   $ 1,408   $ 1,522
           54         54       21        10         5         41        44        44        80       103
       $19.49    $ 12.90   $23.51    $17.61    $14.76    $ 16.12   $ 11.08   $ 20.75   $ 17.70   $ 14.75
        51.1%     (45.1%)   33.5%     19.3%     14.4%      45.5%    (46.6%)    17.2%     20.0%     16.9%
           --         --       --        --        --         --        --        --        --        --


       $   --    $    --   $   --    $   --    $   --    $ 6,322   $ 4,255   $ 7,920   $ 5,601   $ 3,021
           --         --       --        --        --        360       354       351       291       188
       $   --    $    --   $   --    $   --    $   --    $ 17.54   $ 12.05   $ 22.57   $ 19.25   $ 16.04
           --         --       --        --        --      45.5%    (46.6%)    17.2%     20.0%     16.9%
           --         --       --        --        --         --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                      ALLIANCEBERNSTEIN
                                         VPS SMALL/
                                        MID CAP VALUE                   AMERICAN CENTURY
                                         PORTFOLIO--                      VP INFLATION
                                       CLASS A SHARES                 PROTECTION--CLASS II
                                     ------------------  ----------------------------------------------
                                       2009      2008      2009      2008      2007      2006     2005
                                     ------------------------------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................   $  485    $   268   $   --    $   --    $   --    $   --   $   --
Units Outstanding..................       55         44       --        --        --        --       --
Variable Accumulation Unit Value...   $ 8.73    $  6.16   $   --    $   --    $   --    $   --   $   --
Total Return.......................    41.9%     (38.4%)      --        --        --        --       --
Investment Income Ratio............     1.0%         --       --        --        --        --       --

GROUP 2 POLICIES(b)
Net Assets.........................   $  782    $   248   $   --    $   --    $   --    $   --   $   --
Units Outstanding..................       88         40       --        --        --        --       --
Variable Accumulation Unit Value...   $ 8.71    $  6.13   $   --    $   --    $   --    $   --   $   --
Total Return.......................    42.1%     (38.7%)      --        --        --        --       --
Investment Income Ratio............     1.0%         --       --        --        --        --       --

GROUP 3 POLICIES
Net Assets.........................   $   --    $    --   $  129    $  136    $   75    $   32   $    6
Units Outstanding..................       --         --       10        12         6         3       --
Variable Accumulation Unit Value...   $   --    $    --   $12.74    $11.56    $11.75    $10.73   $10.55
Total Return.......................       --         --    10.2%     (1.6%)     9.5%      1.6%     1.6%
Investment Income Ratio............       --         --     1.7%      4.5%      4.4%      3.1%     5.4%

GROUP 4 POLICIES
Net Assets.........................   $1,383    $   477   $   --    $   --    $   --    $   --   $   --
Units Outstanding..................      152         74       --        --        --        --       --
Variable Accumulation Unit Value...   $ 9.08    $  6.36   $   --    $   --    $   --    $   --   $   --
Total Return.......................    42.9%     (36.4%)      --        --        --        --       --
Investment Income Ratio............     1.0%         --       --        --        --        --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                     AMERICAN CENTURY VP                               AMERICAN CENTURY VP
                   INTERNATIONAL--CLASS II                               VALUE--CLASS II
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --


       $1,528    $ 1,100   $2,730    $1,691    $  119    $  986    $   943   $  843    $1,448    $  290
           91         87      119        87         8        66         76       49        81        19
       $16.84    $ 12.60   $22.87    $19.39    $15.55    $14.92    $ 12.47   $17.03    $17.98    $15.18
        33.6%     (44.9%)   17.9%     24.7%     13.1%     19.7%     (26.8%)   (5.3%)    18.5%      4.9%
         1.9%       0.5%     0.5%      0.3%      0.7%      5.8%       2.1%     1.8%      0.5%      1.6%


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
------------------------------------------------------------------------








                                                                                                   DREYFUS IP
                                                     CVS CALVERT                              TECHNOLOGY GROWTH--
                                              SOCIAL BALANCED PORTFOLIO                          INITIAL SHARES
                                     -------------------------------------------  -------------------------------------------
                                       2009     2008     2007     2006     2005     2009     2008     2007     2006     2005
                                     ----------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $1,203  $ 1,170   $1,713   $1,773   $1,642   $1,924  $ 1,776   $3,475   $2,964   $2,819
Units Outstanding..................       81       98       98      104      104      197      284      325      313      311
Variable Accumulation Unit Value...   $14.81  $ 11.90   $17.45   $17.10   $15.84   $ 9.78  $  6.24   $10.69   $ 9.38   $ 9.06
Total Return.......................    24.4%   (31.8%)    2.0%     8.0%     4.9%    56.6%   (41.6%)   13.9%     3.6%     3.1%
Investment Income Ratio............     2.2%     2.6%     2.4%     2.4%     1.9%     0.5%       --       --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................   $1,684  $ 1,463   $2,183   $2,203   $2,069   $3,034  $ 1,954   $3,329   $2,963   $2,785
Units Outstanding..................      159      172      175      181      184      296      299      299      303      296
Variable Accumulation Unit Value...   $10.60  $  8.50   $12.44   $12.17   $11.25   $10.25  $  6.54   $11.17   $ 9.78   $ 9.43
Total Return.......................    24.7%   (31.7%)    2.2%     8.2%     5.1%    56.9%   (41.5%)   14.2%     3.8%     3.3%
Investment Income Ratio............     2.1%     2.6%     2.4%     2.3%     1.8%     0.4%       --       --       --       --

GROUP 3 POLICIES
Net Assets.........................   $   --  $    --   $   --   $   --   $   --   $  373  $   251   $  242   $  154   $   63
Units Outstanding..................       --       --       --       --       --       28       30       17       12        5
Variable Accumulation Unit Value...   $   --  $    --   $   --   $   --   $   --   $13.32  $  8.45   $14.36   $12.52   $12.00
Total Return.......................       --       --       --       --       --    57.7%   (41.2%)   14.7%     4.3%     3.8%
Investment Income Ratio............       --       --       --       --       --     0.3%       --       --       --       --

GROUP 4 POLICIES
Net Assets.........................   $  929  $   716   $  937   $  979   $  755   $5,515  $ 2,861   $4,303   $3,251   $2,514
Units Outstanding..................       76       73       65       71       59      411      336      297      259      208
Variable Accumulation Unit Value...   $12.23  $  9.76   $14.21   $13.83   $12.71   $13.41  $  8.50   $14.46   $12.60   $12.08
Total Return.......................    25.3%   (31.3%)    2.8%     8.8%     5.7%    57.7%   (41.2%)   14.7%     4.3%     3.8%
Investment Income Ratio............     2.3%     2.7%     2.3%     2.6%     2.2%     0.4%       --       --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------






                                                          DWS DREMAN
                                                         SMALL MID CAP
                        DREYFUS VIF                          VALUE
                   DEVELOPING LEADERS--                   VIP--CLASS                         FIDELITY(R) VIP
                      INITIAL SHARES                       A SHARES                   CONTRAFUND(R)--INITIAL CLASS
      ----------------------------------------------  ------------------  ----------------------------------------------------
       2009     2008      2007      2006      2005      2009      2008      2009      2008      2007      2006      2005
      ------------------------------------------------------------------------------------------------------------------------


      $   --   $    --   $    --   $   --    $   --    $  292    $    73   $70,015   $58,105  $106,766   $94,769  $87,169
          --        --        --       --        --        35         11     2,786     3,121     3,268     3,389    3,455
      $   --   $    --   $    --   $   --    $   --    $ 8.86    $  6.88   $ 25.13   $ 18.65  $  32.66   $ 27.97  $ 25.21
          --        --        --       --        --     28.8%     (31.2%)    34.8%    (42.9%)    16.8%     10.9%    16.1%
          --        --        --       --        --      1.2%         --      1.4%      1.0%      1.0%      1.3%     0.3%


      $   --   $    --   $    --   $   --    $   --    $  212    $    96   $47,769   $37,491  $ 68,721   $59,914  $53,530
          --        --        --       --        --        23         14     3,210     3,403     3,567     3,641    3,613
      $   --   $    --   $    --   $   --    $   --    $ 9.01    $  6.98   $ 14.88   $ 11.02  $  19.26   $ 16.46  $ 14.81
          --        --        --       --        --     29.1%     (30.2%)    35.0%    (42.8%)    17.0%     11.2%    16.4%
          --        --        --       --        --      1.5%         --      1.4%      1.0%      1.0%      1.3%     0.3%


      $1,251   $   966   $ 1,161   $  875    $  326    $   --    $    --   $ 8,458   $ 5,558  $  6,943   $ 5,013  $ 3,083
         115       112        84       56        22        --         --       532       475       341       289      199
      $10.90   $  8.65   $ 13.86   $15.59    $15.02    $   --    $    --   $ 15.89   $ 11.71  $  20.36   $ 17.32  $ 15.50
       26.0%    (37.6%)   (11.1%)    3.8%      5.8%        --         --     35.7%    (42.5%)    17.6%     11.7%    16.9%
        1.6%      0.9%      0.6%     0.3%        --        --         --      1.5%      1.1%      1.0%      1.6%     0.2%


      $   --   $    --   $    --   $   --    $   --    $  508    $   158   $34,824   $23,771  $ 35,272   $23,566  $14,699
          --        --        --       --        --        57         23     2,190     2,030     1,731     1,361      946
      $   --   $    --   $    --   $   --    $   --    $ 8.96    $  6.91   $ 15.88   $ 11.70  $  20.35   $ 17.30  $ 15.49
          --        --        --       --        --     29.7%     (30.9%)    35.7%    (42.5%)    17.6%     11.7%    16.9%
          --        --        --       --        --      1.4%         --      1.5%      1.1%      1.0%      1.3%     0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                               EQUITY-INCOME--INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $22,603   $18,622   $34,182   $35,270   $28,755
Units Outstanding..................     1,306     1,400     1,459     1,514     1,472
Variable Accumulation Unit Value...   $ 17.29   $ 13.38   $ 23.49   $ 23.30   $ 19.52
Total Return.......................     29.3%    (43.1%)     0.8%     19.4%      5.1%
Investment Income Ratio............      2.3%      2.5%      1.8%      3.3%      1.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $14,340   $11,580   $21,778   $22,182   $17,890
Units Outstanding..................     1,187     1,242     1,334     1,372     1,323
Variable Accumulation Unit Value...   $ 12.08   $  9.32   $ 16.33   $ 16.17   $ 13.52
Total Return.......................     29.6%    (42.9%)     1.0%     19.6%      5.3%
Investment Income Ratio............      2.3%      2.5%      1.8%      3.4%      1.6%

GROUP 3 POLICIES
Net Assets.........................   $ 2,779   $ 2,062   $ 3,044   $ 1,648   $   564
Units Outstanding..................       231       223       189       104        43
Variable Accumulation Unit Value...   $ 12.02   $  9.23   $ 16.10   $ 15.86   $ 13.19
Total Return.......................     30.2%    (42.7%)     1.5%     20.2%      5.9%
Investment Income Ratio............      2.5%      2.7%      2.2%      4.0%      1.4%

GROUP 4 POLICIES
Net Assets.........................   $13,459   $ 9,793   $15,397   $12,294   $ 7,732
Units Outstanding..................     1,123     1,070       963       781       589
Variable Accumulation Unit Value...   $ 11.93   $  9.16   $ 15.97   $ 15.73   $ 13.09
Total Return.......................     30.2%    (42.7%)     1.5%     20.2%      5.9%
Investment Income Ratio............      2.4%      2.7%      2.0%      3.3%      1.3%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                    GROWTH--INITIAL CLASS                           INDEX 500--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --     $  --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --     $  --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --


       $   --    $    --   $   --    $   --     $  --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --     $  --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --


       $2,878    $ 2,379   $2,257    $1,128     $ 344    $6,905    $ 3,787   $2,818    $1,810    $1,486
          316        335      168       107        35       626        436      204       138       132
       $ 9.11    $  7.10   $13.44    $10.58     $9.90    $11.00    $  8.68   $13.78    $13.07    $11.30
        28.3%     (47.2%)   27.0%      6.9%      5.8%     26.6%     (37.0%)    5.4%     15.7%      4.8%
         0.5%       1.1%     0.6%      0.3%      0.5%      2.8%       3.3%     3.8%      1.5%      1.3%


       $   --    $    --   $   --    $   --     $  --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --     $  --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                      FIDELITY(R) VIP
                                                     INVESTMENT GRADE
                                                    BOND--INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  980    $  860    $  795    $  414    $  202
Units Outstanding..................       70        71        64        35        18
Variable Accumulation Unit Value...   $13.92    $12.03    $12.44    $11.92    $11.42
Total Return.......................    15.7%     (3.2%)     4.3%      4.3%      2.2%
Investment Income Ratio............     8.6%      3.6%      3.3%      3.3%      0.7%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                  FIDELITY(R) VIP
                   MID CAP--INITIAL CLASS                           OVERSEAS--INITIAL CLASS
      ------------------------------------------------  ----------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006     2005
      ------------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --   $   --
           --         --       --        --        --        --         --       --        --       --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --   $   --
           --         --       --        --        --        --         --       --        --       --
           --         --       --        --        --        --         --       --        --       --


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --   $   --
           --         --       --        --        --        --         --       --        --       --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --   $   --
           --         --       --        --        --        --         --       --        --       --
           --         --       --        --        --        --         --       --        --       --


       $3,586    $ 2,460   $3,434    $3,238    $2,972    $4,661    $ 3,329   $4,219    $2,195   $1,360
          170        164      138       151       156       310        280      199       122       89
       $21.06    $ 15.03   $24.82    $21.47    $19.05    $15.05    $ 11.89   $21.16    $18.04   $15.28
        40.1%     (39.4%)   15.6%     12.7%     18.3%     26.5%     (43.8%)   17.3%     18.1%    19.0%
         0.7%       0.5%     0.9%      0.4%        --      2.3%       3.2%     3.3%      0.8%     0.4%


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --   $   --
           --         --       --        --        --        --         --       --        --       --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --   $   --
           --         --       --        --        --        --         --       --        --       --
           --         --       --        --        --        --         --       --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                   JANUS ASPEN BALANCED
                                              PORTFOLIO--INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $41,624   $36,589   $46,207   $45,896   $43,947
Units Outstanding..................     1,431     1,573     1,665     1,813     1,906
Variable Accumulation Unit Value...   $ 29.08   $ 23.26   $ 27.84   $ 25.36   $ 23.07
Total Return.......................     25.0%    (16.4%)     9.8%      9.9%      7.2%
Investment Income Ratio............      3.0%      2.7%      2.5%      2.2%      2.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $58,460   $50,629   $65,146   $61,661   $58,315
Units Outstanding..................     3,519     3,816     4,111     4,281     4,460
Variable Accumulation Unit Value...   $ 16.62   $ 13.27   $ 15.84   $ 14.40   $ 13.08
Total Return.......................     25.3%    (16.3%)    10.0%     10.2%      7.4%
Investment Income Ratio............      3.0%      2.7%      2.6%      2.2%      2.3%

GROUP 3 POLICIES
Net Assets.........................   $ 1,590   $ 1,232   $   656   $   497   $   394
Units Outstanding..................        98        95        43        36        31
Variable Accumulation Unit Value...   $ 16.28   $ 12.93   $ 15.37   $ 13.90   $ 12.56
Total Return.......................     25.9%    (15.8%)    10.5%     10.7%      7.9%
Investment Income Ratio............      3.0%      2.7%      2.7%      2.2%      2.3%

GROUP 4 POLICIES
Net Assets.........................   $17,219   $13,684   $15,095   $12,257   $ 9,348
Units Outstanding..................     1,050     1,052       974       875       738
Variable Accumulation Unit Value...   $ 16.40   $ 13.03   $ 15.48   $ 14.01   $ 12.65
Total Return.......................     25.9%    (15.8%)    10.5%     10.7%      7.9%
Investment Income Ratio............      3.0%      2.7%      2.6%      2.2%      2.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                   JANUS ASPEN ENTERPRISE                            JANUS ASPEN WORLDWIDE
               PORTFOLIO--INSTITUTIONAL SHARES               GROWTH PORTFOLIO--INSTITUTIONAL SHARES
      ------------------------------------------------  -----------------------------------------------
        2009      2008      2007      2006      2005      2009     2008      2007      2006      2005
      -------------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --    $   --   $38,071   $29,630   $57,829   $55,577   $50,767
           --         --       --        --        --     2,365     2,525     2,699     2,826     3,028
       $   --    $    --   $   --    $   --    $   --   $ 16.10   $ 11.77   $ 21.42   $ 19.68   $ 16.76
           --         --       --        --        --     36.7%    (45.0%)     8.9%     17.4%      5.1%
           --         --       --        --        --      1.4%      1.2%      0.8%      1.8%      1.4%


       $   --    $    --   $   --    $   --    $   --   $38,010   $29,150   $56,285   $53,656   $47,111
           --         --       --        --        --     4,282     4,497     4,782     4,973     5,136
       $   --    $    --   $   --    $   --    $   --   $  8.88   $  6.48   $ 11.77   $ 10.79   $  9.17
           --         --       --        --        --     37.0%    (44.9%)     9.1%     17.6%      5.3%
           --         --       --        --        --      1.4%      1.2%      0.8%      1.8%      1.4%


       $  772    $ 1,026   $  462    $  275    $  132   $ 1,349   $ 1,055   $ 1,019   $   714   $   258
           48         93       24        17         9       130       140        75        58        25
       $15.95    $ 11.01   $19.57    $16.04    $14.12   $ 10.36   $  7.53   $ 13.60   $ 12.41   $ 10.50
        44.8%     (43.7%)   22.0%     13.6%     12.3%     37.7%    (44.7%)     9.6%     18.2%      5.9%
           --       0.3%     0.2%        --        --      1.4%      1.4%      0.8%      2.1%      1.4%


       $   --    $    --   $   --    $   --    $   --   $ 7,523   $ 5,019   $ 7,824   $ 6,179   $ 4,256
           --         --       --        --        --       675       623       532       464       378
       $   --    $    --   $   --    $   --    $   --   $ 11.12   $  8.07   $ 14.59   $ 13.31   $ 11.26
           --         --       --        --        --     37.7%    (44.7%)     9.6%     18.2%      5.9%
           --         --       --        --        --      1.4%      1.3%      0.8%      1.8%      1.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                          MFS(R)
                                           INVESTORS TRUST SERIES--INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  118    $   149   $  203    $   69    $   60
Units Outstanding..................       10         16       14         5         5
Variable Accumulation Unit Value...   $12.17    $  9.59   $14.33    $13.00    $11.50
Total Return.......................    26.9%     (33.1%)   10.3%     13.0%      7.3%
Investment Income Ratio............     1.7%       0.7%     0.7%      0.5%      0.5%

GROUP 4 POLICIES
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                           MFS(R)                                            MFS(R)
                        NEW DISCOVERY                                   RESEARCH SERIES--
                    SERIES--INITIAL CLASS                                 INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --


       $1,477    $   904   $  524    $  102    $   69    $  111    $   111   $  111    $   --    $   --
          109        109       38         8         6        11         14        9        --        --
       $13.57    $  8.32   $13.71    $13.37    $11.81    $10.40    $  7.97   $12.47    $12.11    $11.93
        63.2%     (39.3%)    2.5%     13.2%      5.2%     30.5%     (36.1%)    3.0%      1.5%      2.0%
           --         --       --        --        --      1.4%       0.5%       --      0.7%      0.6%


       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
       $   --    $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --        --         --       --        --        --
           --         --       --        --        --        --         --       --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
------------------------------------------------------------------------







                                                          MFS(R)
                                                    UTILITIES SERIES--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $1,594    $   708   $   --    $   --    $   --
Units Outstanding..................      194        115       --        --        --
Variable Accumulation Unit Value...   $ 8.23    $  6.22   $   --    $   --    $   --
Total Return.......................    32.3%     (37.8%)      --        --        --
Investment Income Ratio............     4.7%         --       --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $1,128    $   463   $   --    $   --    $   --
Units Outstanding..................      137         74       --        --        --
Variable Accumulation Unit Value...   $ 8.25    $  6.23   $   --    $   --    $   --
Total Return.......................    32.6%     (37.7%)      --        --        --
Investment Income Ratio............     4.4%         --       --        --        --

GROUP 3 POLICIES
Net Assets.........................   $1,177    $   811   $1,629    $  239    $   54
Units Outstanding..................       43         40       50         9         3
Variable Accumulation Unit Value...   $27.30    $ 20.49   $32.87    $25.70    $19.58
Total Return.......................    33.2%     (37.7%)   27.9%     31.3%     16.8%
Investment Income Ratio............     4.8%       1.1%     0.6%      1.5%      0.3%

GROUP 4 POLICIES
Net Assets.........................   $2,400    $   780   $   --    $   --    $   --
Units Outstanding..................      286        123       --        --        --
Variable Accumulation Unit Value...   $ 8.38    $  6.29   $   --    $   --    $   --
Total Return.......................    33.2%     (37.1%)      --        --        --
Investment Income Ratio............     4.0%         --       --        --        --

                                                   NEUBERGER BERMAN AMT
                                             MID-CAP GROWTH PORTFOLIO--CLASS I
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  397    $   400   $  183    $   85    $   71
Units Outstanding..................       27         36        9         5         5
Variable Accumulation Unit Value...   $14.44    $ 10.97   $19.37    $15.81    $13.79
Total Return.......................    31.6%     (43.4%)   22.5%     14.7%     13.7%
Investment Income Ratio............       --         --       --        --        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                   PIMCO                          PIMCO                              PIMCO
               GLOBAL BOND--                  LOW DURATION--                     REAL RETURN--
              ADMINISTRATIVE                  ADMINISTRATIVE                     ADMINISTRATIVE
               CLASS SHARES                    CLASS SHARES                       CLASS SHARES
      ------------------------------  -----------------------------  -------------------------------------
       2009    2008    2007    2006    2009    2008    2007    2006   2009    2008    2007    2006   2005
      ----------------------------------------------------------------------------------------------------


      $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $   --  $  --  $   --
          --      --      --      --      --      --      --    --       --      --      --     --      --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $   --  $  --  $   --
          --      --      --      --      --      --      --    --       --      --      --     --      --
          --      --      --      --      --      --      --    --       --      --      --     --      --


      $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $   --  $  --  $   --
          --      --      --      --      --      --      --    --       --      --      --     --      --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $   --  $  --  $   --
          --      --      --      --      --      --      --    --       --      --      --     --      --
          --      --      --      --      --      --      --    --       --      --      --     --      --


      $  190  $  214  $   77  $   31  $  398  $   18  $   --   $--   $  276  $  248  $   91  $   5  $    2
          14      19       7       3      35       2      --    --       23      24       8     --      --
      $13.37  $11.44  $11.54  $10.52  $11.31  $ 9.98  $10.18   $--   $12.07  $10.20  $11.03  $9.96  $ 9.89
       16.9%   (0.9%)   9.7%    5.2%   13.3%   (2.0%)   1.8%    --    18.4%   (7.5%)  10.7%   0.8%   (1.1%)
        3.2%    3.2%    3.2%    2.7%    2.5%    3.8%    6.1%    --     3.0%    3.4%    4.0%   4.4%    3.4%


      $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $   --  $  --  $   --
          --      --      --      --      --      --      --    --       --      --      --     --      --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--   $   --  $   --  $   --  $  --  $   --
          --      --      --      --      --      --      --    --       --      --      --     --      --
          --      --      --      --      --      --      --    --       --      --      --     --      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                      PIMCO                                   ROYCE
                                                 TOTAL RETURN--                             MICRO-CAP
                                                 ADMINISTRATIVE                            PORTFOLIO--
                                                  CLASS SHARES                           INVESTMENT CLASS
                                     --------------------------------------  ---------------------------------------
                                      2009    2008    2007    2006    2005    2009     2008    2007    2006    2005
                                     -------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --  $   --  $   --  $   --  $   --  $2,595  $ 1,357  $2,187  $1,347  $   99
Units Outstanding..................      --      --      --      --      --     230      189     171     109      10
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $   --  $11.30  $  7.20  $12.78  $12.40  $10.24
Total Return.......................      --      --      --      --      --   56.9%   (43.7%)   3.0%   21.1%    2.4%
Investment Income Ratio............      --      --      --      --      --      --     2.9%    1.6%    0.3%    2.6%

GROUP 2 POLICIES(b)
Net Assets.........................  $   --  $   --  $   --  $   --  $   --  $2,581  $ 1,442  $2,215  $1,584  $   91
Units Outstanding..................      --      --      --      --      --     228      200     174     128       9
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $   --  $11.33  $  7.20  $12.76  $12.35  $10.20
Total Return.......................      --      --      --      --      --   57.3%   (43.6%)   3.3%   21.1%    2.0%
Investment Income Ratio............      --      --      --      --      --      --     2.8%    1.6%    0.3%    4.3%

GROUP 3 POLICIES
Net Assets.........................  $1,489  $  970  $  413  $   14  $    5  $   --  $    --  $   --  $   --  $   --
Units Outstanding..................     111      82      37       1      --      --       --      --      --      --
Variable Accumulation Unit Value...  $13.41  $11.75  $11.22  $10.31  $ 9.92  $   --  $    --  $   --  $   --  $   --
Total Return.......................   14.1%    4.8%    8.8%    3.9%   (0.8%)     --       --      --      --      --
Investment Income Ratio............    5.1%    4.3%    3.2%    4.5%    4.0%      --       --      --      --      --

GROUP 4 POLICIES
Net Assets.........................  $   --  $   --  $   --  $   --  $   --  $5,607  $ 2,725  $3,159  $1,757  $  115
Units Outstanding..................      --      --      --      --      --     485      374     245     142      11
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $   --  $11.52  $  7.29  $12.84  $12.35  $10.20
Total Return.......................      --      --      --      --      --   58.0%   (43.3%)   4.0%   21.1%    2.0%
Investment Income Ratio............      --      --      --      --      --      --     3.1%    1.8%    0.3%    1.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                       ROYCE
                     SMALL-CAP
                    PORTFOLIO--                               T. ROWE PRICE
                  INVESTMENT CLASS                       EQUITY INCOME PORTFOLIO
      ---------------------------------------  -------------------------------------------
       2009     2008    2007    2006    2005     2009     2008     2007     2006     2005
      ------------------------------------------------------------------------------------



      $2,265  $ 1,798  $1,298  $  670  $  118  $14,419  $12,858  $21,549  $19,914  $16,049
         207      220     115      57      12    1,071    1,192    1,266    1,200    1,142
      $10.93  $  8.14  $11.26  $11.59  $10.16  $ 13.46  $ 10.79  $ 17.01  $ 16.59  $ 14.04
       34.3%   (27.7%)  (2.8%)  14.0%    1.6%    24.7%   (36.6%)    2.5%    18.1%     3.2%
          --     0.9%    0.1%    0.1%      --     2.0%     2.3%     1.7%     1.6%     1.7%


      $2,077  $ 1,538  $1,513  $  977  $   69  $18,513  $15,954  $27,215  $26,291  $21,744
         189      189     135      85       7    1,345    1,449    1,571    1,558    1,524
      $10.93  $  8.12  $11.21  $11.51  $10.06  $ 13.77  $ 11.02  $ 17.33  $ 16.86  $ 14.25
       34.5%   (27.5%)  (2.6%)  14.5%    0.6%    25.0%   (36.4%)    2.7%    18.4%     3.4%
          --     0.8%    0.1%    0.1%      --     2.0%     2.3%     1.7%     1.6%     1.6%


      $   --  $    --  $   --  $   --  $   --  $ 3,588  $ 3,013  $ 2,085  $ 1,144  $   772
          --       --      --      --      --      281      296      131       74       60
      $   --  $    --  $   --  $   --  $   --  $ 12.78  $ 10.17  $ 15.92  $ 15.42  $ 12.96
          --       --      --      --      --    25.6%   (36.1%)    3.3%    19.0%     3.9%
          --       --      --      --      --     2.0%     2.6%     1.8%     1.6%     1.6%


      $3,955  $ 2,233  $1,804  $  892  $  148  $18,413  $14,220  $20,671  $16,150  $ 9,931
         348      267     156      76      15    1,429    1,390    1,289    1,041      762
      $11.29  $  8.35  $11.47  $11.72  $10.18  $ 12.86  $ 10.24  $ 16.02  $ 15.52  $ 13.04
       35.2%   (27.2%)  (2.1%)  15.2%    1.8%    25.6%   (36.1%)    3.3%    19.0%     3.9%
          --     0.8%    0.1%    0.1%      --     2.0%     2.4%     1.8%     1.6%     1.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                    T. ROWE PRICE
                                             LIMITED-TERM BOND PORTFOLIO
                                     -------------------------------------------
                                       2009     2008     2007     2006     2005
                                     -------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --

GROUP 3 POLICIES
Net Assets.........................   $  744   $  567   $  275   $  213   $  154
Units Outstanding..................       57       47       23       19       14
Variable Accumulation Unit Value...   $13.07   $12.07   $11.89   $11.27   $10.83
Total Return.......................     8.3%     1.6%     5.5%     4.1%     1.7%
Investment Income Ratio............     3.4%     3.8%     4.3%     3.9%     3.6%

GROUP 4 POLICIES
Net Assets.........................   $   --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...   $   --   $   --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                  VAN ECK WORLDWIDE                        VAN ECK WORLDWIDE
                     HARD ASSETS                       MULTI-MANAGER ALTERNATIVES
      -----------------------------------------  -------------------------------------
        2009     2008     2007    2006    2005    2009     2008    2007    2006   2005
      --------------------------------------------------------------------------------


      $11,490  $ 6,746  $11,631  $4,812  $  454  $   --  $    --  $   --  $   --   $--
          674      620      570     340      39      --       --      --      --    --
      $ 17.04  $ 10.89  $ 20.36  $14.14  $11.35  $   --  $    --  $   --  $   --   $--
        56.4%   (46.5%)   44.0%   24.5%   13.5%      --       --      --      --    --
         0.2%     0.3%     0.1%      --      --      --       --      --      --    --


      $ 8,680  $ 5,151  $ 8,621  $3,579  $  158  $   --  $    --  $   --  $   --   $--
          524      488      438     265      14      --       --      --      --    --
      $ 16.55  $ 10.56  $ 19.69  $13.63  $10.95  $   --  $    --  $   --  $   --   $--
        56.7%   (46.4%)   44.4%   24.5%    9.5%      --       --      --      --    --
         0.2%     0.3%     0.1%      --      --      --       --      --      --    --


      $ 2,237  $ 1,318  $ 1,966  $1,161  $  536  $1,101  $   627  $  477  $  171   $--
           68       63       51      44      25     104       67      44      17    --
      $ 32.86  $ 20.86  $ 38.71  $26.63  $21.39  $10.63  $  9.34  $10.74  $10.33   $--
        57.5%   (46.1%)   45.4%   24.5%   51.7%   13.9%   (13.1%)   4.1%    4.6%    --
         0.3%     0.3%     0.1%    0.0%      --    0.2%     0.1%    0.4%      --    --


      $17,513  $ 8,497  $12,922  $4,129  $  135  $   --  $    --  $   --  $   --   $--
        1,002      761      627     292      12      --       --      --      --    --
      $ 17.44  $ 11.07  $ 20.55  $14.14  $11.35  $   --  $    --  $   --  $   --   $--
        57.5%   (46.1%)   45.4%   24.5%   13.5%      --       --      --      --    --
         0.2%     0.3%     0.1%    0.0%      --      --       --      --      --    --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                       VAN KAMPEN'S UIF
                                           EMERGING MARKETS DEBT PORTFOLIO--CLASS I
                                     ----------------------------------------------------
                                       2009      2008      2007      2006          2005
                                     ----------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --        $   --
Units Outstanding..................       --         --       --        --            --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --        $   --
Total Return.......................       --         --       --        --            --
Investment Income Ratio............       --         --       --        --            --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $    --   $   --    $   --        $   --
Units Outstanding..................       --         --       --        --            --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --        $   --
Total Return.......................       --         --       --        --            --
Investment Income Ratio............       --         --       --        --            --

GROUP 3 POLICIES
Net Assets.........................   $  744    $   552   $  314    $   91        $   32
Units Outstanding..................       42         41       20         6             2
Variable Accumulation Unit Value...   $17.67    $ 13.57   $15.96    $14.98        $13.52
Total Return.......................    30.2%     (15.0%)    6.5%     10.8%         12.3%
Investment Income Ratio............     7.8%       7.7%     7.3%      9.0%          7.6%

GROUP 4 POLICIES
Net Assets.........................   $   --    $    --   $   --    $   --        $   --
Units Outstanding..................       --         --       --        --            --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --        $   --
Total Return.......................       --         --       --        --            --
Investment Income Ratio............       --         --       --        --            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                      VAN KAMPEN'S UIF                                  VAN KAMPEN'S UIF
         EMERGING MARKETS EQUITY PORTFOLIO--CLASS I            U.S. REAL ESTATE PORTFOLIO--CLASS I
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $21,150   $13,732   $35,299   $26,013   $18,450   $  455    $   416   $    --   $   --    $   --
           857       938     1,040     1,068     1,031       64         75        --       --        --
       $ 24.66   $ 14.62   $ 33.95   $ 24.34   $ 17.87   $ 7.10    $  5.57   $    --   $   --    $   --
         68.7%    (56.9%)    39.5%     36.2%     32.9%    27.5%     (44.3%)       --       --        --
            --        --      0.4%      0.8%      0.4%     3.1%       1.6%        --       --        --


       $18,832   $11,863   $29,608   $20,897   $13,512   $  404    $   151   $    --   $   --    $   --
           735       782       842       830       722       57         27        --       --        --
       $ 25.62   $ 15.16   $ 35.13   $ 25.14   $ 18.42   $ 7.12    $  5.58   $    --   $   --    $   --
         69.0%    (56.8%)    39.8%     36.5%     33.2%    27.7%     (44.2%)       --       --        --
            --        --      0.4%      0.8%      0.4%     3.9%       2.9%        --       --        --


       $ 1,210   $   614   $ 1,646   $   920   $   107   $1,021    $   678   $   880   $  354    $   48
            43        37        43        34         5       58         50        40       13         2
       $ 28.26   $ 16.64   $ 38.36   $ 27.31   $ 19.92   $17.49    $ 13.62   $ 21.94   $26.45    $19.16
         69.8%    (56.6%)    40.5%     37.1%     33.9%    28.4%     (37.9%)   (17.1%)   38.0%     17.1%
            --        --      0.4%      0.8%      0.4%     3.2%       3.5%      1.2%     0.9%      0.9%


       $18,284   $ 8,782   $17,670   $ 9,762   $ 4,671   $  779    $ 1,348   $    --   $   --    $   --
           628       513       447       348       228      106        233        --       --        --
       $ 29.04   $ 17.10   $ 39.42   $ 28.06   $ 20.47   $ 7.39    $  5.76   $    --   $   --    $   --
         69.8%    (56.6%)    40.5%     37.1%     33.8%    28.4%     (42.4%)       --       --        --
            --        --      0.4%      0.7%      0.3%     4.6%       3.4%        --       --        --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2009, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the funds, provide a reasonable basis for our opinion.

(/s/ PricewaterhouseCoopers LLP)
PricewaterhouseCoopers LLP
New York, New York
February 17, 2010

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2009 AND 2008

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $449 in 2009
     and $1,152 in 2008)......................................  $57,248   $41,308
  Trading securities..........................................       43        52
Equity securities, at fair value
  Available-for-sale..........................................       47     1,133
Mortgage loans................................................    5,779     5,653
Policy loans..................................................      807       750
Securities purchased under agreements to resell...............      172       185
Other investments.............................................    2,014     1,515
                                                                -------   -------
     Total investments........................................   66,110    50,596
Cash and cash equivalents.....................................      487       907
Deferred policy acquisition costs.............................    4,041     4,667
Interest in annuity contracts.................................    4,858     4,716
Amounts recoverable from reinsurer............................    6,924     6,604
Other assets..................................................      971     1,847
Separate account assets.......................................   16,089    12,881
                                                                -------   -------
     Total assets.............................................  $99,480   $82,218
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $56,268   $48,766
Future policy benefits........................................    5,292     3,733
Policy claims.................................................      237       193
Obligations under structured settlement agreements............    4,858     4,716
Amounts payable to reinsurer..................................    5,941     5,686
Other liabilities.............................................    2,975     2,253
Separate account liabilities..................................   16,089    12,881
                                                                -------   -------
     Total liabilities........................................   91,660    78,228
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock --- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    3,628     2,628
Accumulated other comprehensive income........................      111    (2,137)
Retained earnings.............................................    4,056     3,474
                                                                -------   -------
     Total stockholder's equity...............................    7,820     3,990
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $99,480   $82,218
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2009     2008     2007
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,797   $1,374   $  855
  Fees-universal life and annuity policies................     635      619      601
  Net investment income...................................   3,265    2,755    2,578
  Net investment losses
     Total other-than-temporary impairments on fixed
       maturity securities................................    (397)    (331)     (51)
     Total other-than-temporary impairments on fixed
       maturity securities recognized in accumulated other
       comprehensive income...............................     241       --       --
  All other net investment gains (losses), net............      71      (75)     (15)
                                                            ------   ------   ------
     Total net investment losses..........................     (85)    (406)     (66)
  Net revenue from reinsurance............................     145      206      206
  Other income............................................      41       35       36
                                                            ------   ------   ------
     Total revenues.......................................   5,798    4,583    4,210
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,068    2,141    1,781
  Increase in liabilities for future policy benefits......   1,480    1,225      777
  Policyholder benefits...................................     502      349      204
  Operating expenses......................................     954      900      963
                                                            ------   ------   ------
     Total expenses.......................................   5,004    4,615    3,725
                                                            ------   ------   ------
  Income (loss) before income taxes.......................     794      (32)     485
  Income tax expense (benefit)............................     260      (63)     159
                                                            ------   ------   ------
NET INCOME................................................  $  534   $   31   $  326
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                  (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                           COMPREHENSIVE INCOME (LOSS)
                                                         -------------------------------
                                                                          NET UNREALIZED
                                                                          GAINS (LOSSES)
                                                                           ON OTHER-THAN
                                                               NET          TEMPORARILY
                                            ADDITIONAL     UNREALIZED     IMPAIRED FIXED                  TOTAL
                                  CAPITAL     PAID IN      INVESTMENT        MATURITY      RETAINED   STOCKHOLDER'S
                                   STOCK      CAPITAL    GAINS (LOSSES)     INVESTMENTS    EARNINGS       EQUITY
                                  -------   ----------   --------------   --------------   --------   -------------
BALANCE AT JANUARY 1, 2007......    $25       $1,410         $    77           $ --         $3,117       $ 4,629
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               326           326
                                                                                                         -------
     Unrealized investment
       gains, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                                  18                                          18
                                                                                                         -------
  Other comprehensive income....                                                                              18
                                                                                                         -------
Total comprehensive income......                                                                             344
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2007....     25        1,410              95             --          3,443         4,973
                                                                                                         -------
Comprehensive income:
  Net income....................                                                                31            31
                                                                                                         -------
     Unrealized investment
       losses, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                              (2,232)                                     (2,232)
                                                                                                         -------
  Other comprehensive loss......                                                                          (2,232)
                                                                                                         -------
Total comprehensive loss........                                                                          (2,201)
                                                                                                         -------
  Capital Contribution..........               1,218                                                       1,218
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2008....     25        2,628          (2,137)            --          3,474         3,990
  Cumulative effect of change in
     accounting principle, net
     of related offsets and
     income tax.................                                 (40)            (8)            48            --
                                    ---       ------         -------           ----         ------       -------
BALANCE AT JANUARY 1, 2009, AS
  ADJUSTED......................     25        2,628          (2,177)            (8)         3,522         3,990
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               534           534
                                                                                                         -------
     Unrealized investment gains
       (losses), net of related
       offsets, reclassification
       adjustments and income
       taxes....................                               2,360            (64)                       2,296
                                                                                                         -------
  Other comprehensive income....                                                                           2,296
                                                                                                         -------
Total comprehensive income......                                                                           2,830
                                                                                                         -------
  Capital Contribution..........               1,000                                                       1,000
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2009....    $25       $3,628         $   183           $(72)        $4,056       $ 7,820
                                    ===       ======         =======           ====         ======       =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2009       2008       2007
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    534   $     31   $    326
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................       (26)        10         34
     Net capitalization of deferred policy acquisition
       costs............................................      (403)      (324)      (128)
     Annuity and universal life fees....................      (529)      (489)      (455)
     Interest credited to policyholders' account
       balances.........................................     2,068      2,141      1,781
     Net investment losses..............................        85        406         66
     Equity in earnings of limited partnerships.........       (25)        65          1
     Deferred income taxes..............................        53        104          1
     Net revenue from intercompany reinsurance..........       (35)       (74)       (45)
     Net change in unearned revenue liability...........        42         36         30
     Changes in:
       Other assets and other liabilities...............        37         23        (67)
       Reinsurance recoverables and payables............         9         38         10
       Policy claims....................................        44         10         27
       Future policy benefits...........................     1,482      1,233        781
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,336      3,210      2,362
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    19,826     16,084     12,765
     Maturity of available-for-sale fixed maturities....     1,176      1,217        997
     Sale of equity securities..........................     1,526         51         67
     Repayment of mortgage loans........................       625        491        449
     Sale of other investments..........................       109        129        181
     Sale of trading securities.........................        16         17         73
     Securities purchased under agreements to resell....        13        497       (305)
  Cost of:
     Available-for-sale fixed maturities acquired.......   (31,912)   (23,354)   (15,147)
     Equity securities acquired.........................      (369)      (241)        (5)
     Cash collateral paid on derivatives................        13        (12)        (2)
     Mortgage loans acquired............................      (803)      (936)    (1,468)
     Acquisition of other investments...................      (633)      (994)      (278)
     Acquisition of trading securities..................        --        (10)       (64)
  Policy loans (net)....................................       (57)       (47)       (51)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........   (10,470)    (7,108)    (2,788)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................    10,396      9,509      5,467
     Withdrawals........................................    (4,415)    (4,973)    (4,809)
     Net transfers to the separate accounts.............       (29)      (307)      (544)
  (Decrease) increase in loaned securities..............      (736)      (460)       642
  Securities sold under agreements to repurchase (net)..       499         34          2
  Net proceeds (paydowns) from debt.....................        65         --         (1)
  Change in book and bank overdrafts....................       (22)        29        (19)
  Net distribution to limited partner...................        --         --         (7)
  Cash collateral received on derivatives...............        79         69          5
  Cash contribution from parent.........................       877         11         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....     6,714      3,912        736
                                                          --------   --------   --------
Net (decrease) increase in cash and cash equivalents....      (420)        14        310
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       907        893        583
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    487   $    907   $    893
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2009, 2008 AND 2007

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company"), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life's agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company had also marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 10 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies, as well as variable interest entities in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

     The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 -- Statutory Financial Information for further discussion).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in accumulated other comprehensive income ("AOCI"), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from a bank or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


acquisition), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA at date of acquisition, certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

     Factors considered in evaluating whether a decline in value is other than temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its other-than temporary impairment ("OTTI") analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains (losses).

     With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity's cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If neither of these two conditions exist, an OTTI would be recognized in earnings ("credit loss") for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") would be recognized in other comprehensive income (loss) ("OCI"). The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

     The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, and the financial condition of the issuer(s), credit enhancements and other third party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

     The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the estimated fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general allowance is based on the Company's historical loss experience and other factors for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which results in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains the specialized accounting practice in consolidation. For such consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Collateralized third party commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. At the time of funding of a loan, management determines the amount of the loan that will be held for sale. The syndication amounts have historically been sold within one year. Loans held-for-sale are carried at the lower of cost or fair value on an individual asset basis.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both, the Company is deemed to be the VIE's "primary beneficiary" and is required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 4 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company's policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI. Beginning in 2009 for new business, the Company increased the expected life for universal life policies and deferred annuity contracts up to a maximum of 99 years.

     For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written off immediately through income and only new deferrable expenses associated with the replacements, are deferred. DAC written off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2009 and 2008, the Company evaluated the creditworthiness of counterparties, and, except as discussed in Note 12 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges primarily hedge fixed maturity securities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions. For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains (losses) that were accumulated in OCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     For further information on the Company's derivative instruments and related hedged items and their effect on the Company's financial position, financial performance and cash flows see Note 12 -- Derivative Financial Instruments and Risk Management.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6 -- Policyholders' Liabilities.

  DEBT

     Debt is generally carried at unpaid principal balance. See Note 15 -- Fair Value Measurements for discussion on the fair value of debt.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2009 and 2008, all separate account assets are stated at fair value. The liability at December 31, 2009 and 2008 represents the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements and receivable from affiliates. Other liabilities consist primarily of collateral received on securities loaned, amounts payable for undelivered securities, payables to affiliates, net deferred tax liabilities and debt.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2009, 2008 and 2007.

     Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


settlement. Unrecognized tax benefits are included within other liabilities, and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  FAIR VALUE MEASUREMENTS

     For fair values of various assets and liabilities refer to Note 15 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     The securities and credit markets have been experiencing extreme volatility and disruption and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Certain of these investments lack liquidity, such as privately placed fixed income securities and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company was to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

     In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company's general account investments.

     During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of the Company's life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

     Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

     Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Risk-Based Capital, or RBC ratio, is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest-rate risk and general business risks. A continuation or worsening of the disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio. To the extent the Company's statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially capital from New York Life.

  THE COMPANY FACES SIGNIFICANT COMPETITION.

     The Company faces strong competition in its Life Insurance and Agency and Retirement Income Security businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

     New York Life's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company's ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

  SIGNIFICANT ESTIMATES

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience. Actual results could differ from those estimates, which may result in an accelerated amortization of DAC or additional reserves. Management monitors actual experience and, where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC where required by GAAP.

  REGULATORY DEVELOPMENTS IN THE MARKETS IN WHICH THE COMPANY OPERATES COULD AFFECT THE COMPANY'S BUSINESS.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities, and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost or amortized cost and its fair value with a corresponding charge to earnings.

     Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also prior to the adoption of this guidance the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

     This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

     In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company's adoption of this guidance effective December 31, 2009 did not have an impact on the Company's consolidated financial position or results of operations.

     In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification as the source of authoritative GAAP to be applied by nongovernmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

     In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company will adopt this guidance effective January 1, 2010. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

     In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity ("QSPE") from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company will adopt this guidance effective January 1, 2010. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company's adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 -- Subsequent Events.

     In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and (ii) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements. This guidance is effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance, effective January 1, 2009, however, it did not have a material impact on the Company's consolidated financial position or results of operations. The Company has incorporated all of the material required disclosures in its consolidated financial statements in Note 15 -- Fair Value Measurements.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosure about objectives and strategies for using derivatives, quantitative disclosures about fair value of amounts of and gains and losses on derivatives instruments and disclosures about credit risk-related contingent features in derivative agreements. The enhanced disclosures required by this guidance are included in Note 12 -- Derivative Financial Instruments and Risk Management.

     In September 2008, the FASB issued authoritative guidance related to derivatives and hedging which, requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This guidance also requires the above disclosures for hybrid instruments that contain embedded derivatives and disclosure of the current status of the guarantee's performance risk. This guidance is effective for the Company's 2008 annual consolidated financial statements. See Note 12 -- Derivative Financial Instruments and Risk Management, for additional disclosures of contracts where the Company participates as the seller of credit derivatives.

     In February 2008, the FASB issued authoritative guidance which delayed the effective date of guidance related to fair value measurements and disclosures to fiscal years beginning after November 15, 2008 for all non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company adopted this guidance effective January 1, 2009. See Note 15 -- Fair Value Measurements for more information on fair value measurements.

     In January 2008, the FASB issued authoritative guidance with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance did not have an impact on the Company's consolidated financial position or results of operations.

     In February 2008, the FASB issued authoritative guidance related to recognition and de-recognition for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. This guidance is effective for fiscal years beginning after November 15, 2008. This guidance is to be applied prospectively to new transactions entered into after the adoption date. This guidance did not impact the Company's consolidated financial statements upon adoption effective January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In April 2007, the FASB issued authoritative guidance, which permitted companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. The Company's adoption of this guidance, effective January 1, 2008, did not have an effect on the Company's consolidated financial position or results of operations.

     In February 2007, the FASB issued authoritative guidance related to fair value option. This guidance permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This guidance also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option for any financial assets or financial liabilities.

     In September 2006, the FASB issued authoritative guidance related to fair value measurements and disclosures. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures around fair value measurements. This guidance does not require any new fair value measurements, but the application of this guidance could change current practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 15 -- Fair Value Measurements for more information on fair value measurements.

     In July 2006, the FASB issued authoritative guidance that prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This guidance is effective for fiscal years beginning after December 15, 2006. On February 1, 2008 the FASB issued additional guidance which delayed the effective date for non-public entities to periods beginning after December 15, 2007 with early adoption permitted. The Company early adopted this guidance as of January 1, 2007. The cumulative effect of the adoption of this guidance as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued authoritative guidance which removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This guidance also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in fixed maturities -- trading securities in the accompanying Consolidated Balance Sheet and totaled $64 million at December 31, 2007.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. This guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This guidance is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under this guidance, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of this guidance, the Company accounted for exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted this guidance on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2009 and 2008, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2009                  2008
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 1,754    $ 1,788    $ 1,485    $ 1,464
Due after one year through five years....    13,799     14,367     12,417     11,626
Due after five years through ten years...    11,712     12,045      9,217      8,066
Due after ten years......................     5,057      5,141      4,213      4,039
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................       816        835        671        690
  Residential mortgage-backed
     securities..........................    15,765     15,258     10,549      9,706
  Commercial mortgage-backed securities..     5,070      4,905      4,896      3,856
  Other asset-backed securities..........     2,957      2,899      2,009      1,803
Redeemable preferred securities..........         9         10         76         58
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $56,939    $57,248    $45,533    $41,308
                                            =======    =======    =======    =======



     At December 31, 2009 and 2008, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

                                                              2009
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  corporations and agencies......   $ 3,035      $   33       $   69       $ 2,999     $  --
U.S. agencies, state and
  municipal......................       715          19            9           725        --
Foreign governments..............       731          55            4           782        --
U.S. corporate...................    22,584       1,006          241        23,349        --
Foreign corporate................     6,073         303           55         6,321        --
Residential mortgage-backed
  securities.....................    15,765         346          853        15,258      (205)
Commercial mortgage-backed
  securities.....................     5,070          91          256         4,905        (5)
Asset-backed securities(2).......     2,957          53          111         2,899        (8)
Redeemable preferred securities..         9           1           --            10        --
                                    -------      ------       ------       -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $56,939      $1,907       $1,598       $57,248     $(218)
                                    =======      ======       ======       =======     =====



--------

(1) Represents the amount of OTTI losses in AOCI, which starting January 1, 2009, was not included in earnings pursuant to authoritative guidance. Amount excludes $40 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(2)  Includes auto loans, credit cards, education loans and other asset types.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              2008
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE     AOCI
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  corporations and agencies......   $ 2,432       $148        $    5       $ 2,575      $--
U.S. agencies, state and
  municipal......................       308          8            10           306       --
Foreign governments..............       577         87            14           650       --
U.S. corporate...................    19,636        235         2,094        17,777
Foreign corporate................     5,049         38           510         4,577       --
Residential mortgage-backed
  securities.....................    10,549        237         1,080         9,706
Commercial mortgage-backed
  securities.....................     4,897          4         1,045         3,856       --
Asset-backed securities(1).......     2,009          6           212         1,803       --
Redeemable preferred securities..        76         --            18            58       --
                                    -------       ----        ------       -------      ---
  TOTAL AVAILABLE-FOR-SALE.......   $45,533       $763        $4,988       $41,308      $--
                                    =======       ====        ======       =======      ===



--------

(1)  Includes auto loans, credit cards, education loans and other asset types.

     At December 31, 2009 and 2008, the Company had $313 million and $10 million, respectively, in contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

     Investments in bonds that have been non-income producing for the last twelve months totaled $2 million and less than $1 million at December 31, 2009 and 2008, respectively. These investments have been deemed other than temporarily impaired.

  EQUITY SECURITIES

     At December 31, 2009 and 2008, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                            COST       GAINS       LOSSES     FAIR VALUE
                                           ------   ----------   ----------   ----------
2009.....................................  $   36       $11          $--        $   47
2008.....................................  $1,096       $39          $ 2        $1,133


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     At December 31, 2009 and 2008, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $161 million and $109 million, respectively, at fixed and floating interest rates ranging from 3.92% to 7.13% in 2009, and fixed and floating interest rates ranging from 2.28% to 7.00% in 2008. These commitments are diversified by property type and geographic region.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2009 and 2008, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2009               2008
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,736     30.0%   $1,637     29.0%
  Retail facilities...........................    1,182     20.5%      986     17.4%
  Industrial..................................    1,111     19.2%      905     16.0%
  Apartment buildings.........................      853     14.8%      931     16.5%
  Residential.................................      840     14.5%    1,134     20.1%
  Other.......................................       57      1.0%       60      1.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,779    100.0%   $5,653    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,511     26.1%   $1,574     27.9%
  Pacific.....................................    1,386     24.0%    1,508     26.7%
  South Atlantic..............................    1,410     24.4%    1,251     22.1%
  Middle Atlantic.............................    1,176     20.4%    1,093     19.3%
  New England.................................      296      5.1%      227      4.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,779    100.0%   $5,653    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2009, 2008 and 2007 is summarized below (in millions):

                                                           2009   2008   2007
                                                           ----   ----   ----
Beginning balance........................................   $13    $ 9    $7
Additions charged to operations..........................    43      4     2
Direct writedowns........................................    (2)    --    --
                                                            ---    ---    --
ENDING BALANCE...........................................   $54    $13    $9
                                                            ===    ===    ==


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTMENTS

     The components of other investments as of December 31, 2009 and 2008 were as follows (in millions):

                                                             2009     2008
                                                            ------   ------
New York Life Short Term Fund.............................  $  968   $  698
Collateralized third party loans..........................     351      353
Limited partnerships/Limited liability companies..........     312      320
Derivatives...............................................     230      118
Investments, at fair value, of consolidated investment
  company.................................................     137       --
Other invested assets.....................................      16       26
                                                            ------   ------
  TOTAL OTHER INVESTMENTS.................................  $2,014   $1,515
                                                            ======   ======



     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC ("NYL Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $2 million and $8 million for the years ended December 31, 2009 and 2008, respectively, and were recorded as a component of AOCI in the accompanying Consolidated Balance Sheet.

     Unfunded commitments on limited partnerships, limited liability companies and collateralized third party loans amounted to $181 million and $671 million at December 31, 2009 and 2008, respectively.

     Investments, at fair value, of consolidated investment company consist primarily of fixed maturities.

     There was no accumulated depreciation on real estate for December 31, 2009 or 2008. There was no depreciation expense for the year ended December 31, 2009. Depreciation expense for the years ended December 31, 2008 and 2007 totaled less than $1 million and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

  VIES

     The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs is limited to its investment in the CDOs.

     The Company generally performed an expected loss/return analysis for those CDOs sponsored by an affiliate to determine whether it was the primary beneficiary in the CDO. Using a Top-Down method, the cash flows are allocated to each variable interest based on seniority for each of the probability weighted cash flow scenarios used to determine an entity's expected losses. The expected losses and expected residual returns of each variable interest holder from each cash flow scenario are then aggregated to determine which party (if any) absorbs the majority of the total expected losses or has the rights to the majority of the total expected residual returns. The Company was determined not to be the primary beneficiary of the VIEs invested in as of December 31, 2009 and 2008. The investments in these CDOs are included in asset-backed securitizations and equity in asset-backed securitizations in the table below.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments is limited to the amount of its investment.

     The Company performed a qualitative analysis to determine if the subordination features would result in the Company absorbing a majority of the expected losses of the issuing entity. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

     This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The table below reflects (in millions) the carrying amount and balance sheet classification of the assets and liabilities of consolidated VIEs. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIE.

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2009   2008
                                                               ----   ----
Cash.........................................................   $14    $--
Other investments............................................    38     --
                                                                ---    ---
  TOTAL ASSETS OF CONSOLIDATED VIE...........................   $52    $--
                                                                ===    ===
Other liabilities............................................    15     --
                                                                ---    ---
  TOTAL LIABILITIES OF CONSOLIDATED VIE......................   $15    $--
                                                                ===    ===



     The following table presents (in millions) the Company's maximum exposure to loss relating to its investments which are deemed significant variable interests for which the Company is not the primary beneficiary and therefore the investments are not consolidated.

                                                                 MAXIMUM
                                                               EXPOSURE TO
                                                                   LOSS
                                                               -----------
                                                               2009   2008
                                                               ----   ----
Asset-backed securitizations.................................   $12    $22
Private placement structured notes...........................    63     61
Other investments:
  Equity in asset-backed securitizations.....................     1      2
  Limited partnerships.......................................     1      2
                                                                ---    ---
     TOTAL...................................................   $77    $87
                                                                ===    ===



     For VIEs that did not require consolidation, management determined the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary of these VIEs. Investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in the VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $13 million and $4 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2009, 2008 and 2007 were as follows (in millions):

                                                       2009     2008     2007
                                                      ------   ------   ------
Fixed maturities....................................  $2,869   $2,458   $2,308
Equity securities...................................      18        6        8
Mortgage loans......................................     338      316      271
Policy loans........................................      54       52       48
Other investments...................................      45        1       54
                                                      ------   ------   ------
  Gross investment income...........................   3,324    2,833    2,689
Investment expenses.................................     (59)     (78)    (111)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $3,265   $2,755   $2,578
                                                      ======   ======   ======



     For the years ended December 31, 2009, 2008 and 2007, net investment losses were as follows (in millions):

                                                         2009    2008   2007
                                                        -----   -----   ----
Fixed maturities
  Total OTTI losses...................................  $(397)  $(331)  $(51)
  Portion of loss recognized in AOCI, pre-tax.........    241      --     --
                                                        -----   -----   ----
  Net OTTI losses on fixed maturities recognized in
     earnings.........................................  $(156)  $(331)  $(51)
  All other gains (losses)............................     33     (73)   (18)
                                                        -----   -----   ----
Fixed maturities, net.................................  $(123)  $(404)  $(69)
Equity securities.....................................     98      (8)     1
Mortgage loans........................................    (52)     (4)    (3)
Derivative instruments................................      6      11     10
Other investments.....................................    (14)     (1)    (5)
                                                        -----   -----   ----
  NET INVESTMENT LOSSES...............................  $ (85)  $(406)  $(66)
                                                        =====   =====   ====



     The net gain on fixed maturity trading securities amounted to $6 million for December 31, 2009. For December 31, 2008 and 2007, the net losses on fixed maturity trading securities amounted to $11 million and $4 million, respectively. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $218 million, $131 million and $100 million for the years ended December 31, 2009, 2008 and 2007, respectively; and realized losses were $191 million, $193 million and $114 million, respectively. Realized gains on sales of available-for-sale equity securities were $173 million, $1 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, and realized losses were $71 million, less than $1 million and $0, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Losses from OTTI on equity securities (included in net investment losses on equity securities above) were $4 million, $9 million and less than $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     The following tables present the Company's gross unrealized losses and fair values for fixed maturities and equities with, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2009 and 2008 (in millions):

                                                                  2009
                                   -----------------------------------------------------------------
                                       LESS THAN 12           GREATER THAN
                                         MONTHS(1)             12 MONTHS                TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $ 2,048      $ 68      $   12     $    1     $ 2,060     $   69
  U.S. agencies, state and
     municipal...................      188         3          30          6         218          9
  Foreign governments............       44         1          18          3          62          4
  U.S. corporate.................    2,422        48       2,701        193       5,123        241
  Foreign corporate..............      642        15         509         40       1,151         55
  Residential mortgage-backed
     securities..................    5,218       339       1,887        514       7,105        853
  Commercial mortgage-backed
     securities..................      545        12       2,067        244       2,612        256
  Asset-backed securities........      492        30         394         81         886        111
  Other..........................       --        --          --         --          --         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   11,599       516       7,618      1,082      19,217      1,598
                                   -------      ----      ------     ------     -------     ------
EQUITIES
  Common stock...................        3          *         --         --           3           *
                                   -------      ----      ------     ------     -------     ------
  TOTAL EQUITIES.................        3        --          --         --           3         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL..........................  $11,602      $516      $7,618     $1,082     $19,220     $1,598
                                   =======      ====      ======     ======     =======     ======



--------

*    Unrealized loss is less than $1 million.

(1) The aging of the unrealized losses as of December 31, 2009 was reset back to the date the security would have been first impaired by the adoption of new authoritative guidance.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2008
                                   -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   156     $    2     $   20     $    3     $   176     $    5
  U.S. agencies, state and
     municipal...................       51          9         11          1          62         10
  Foreign governments............       56         12         14          2          70         14
  U.S. corporate.................    8,373        942      3,625      1,152      11,998      2,094
  Foreign corporate..............    2,621        247        890        263       3,511        510
  Residential mortgage-backed
     securities..................    1,997        590        922        490       2,919      1,080
  Commercial mortgage-backed
     securities..................    2,773        679        798        366       3,571      1,045
  Asset-backed securities........    1,311        130        316         82       1,627        212
  Redeemable preferred
     securities..................       22          7         35         11          57         18
                                   -------     ------     ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   17,360      2,618      6,631      2,370      23,991      4,988
                                   -------     ------     ------     ------     -------     ------
EQUITIES
  Common stock...................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL EQUITIES.................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL..........................  $17,404     $2,620     $6,631     $2,370     $24,035     $4,990
                                   =======     ======     ======     ======     =======     ======



     At December 31, 2009, the unrealized loss amount consisted of approximately 2,774 different fixed-maturity securities and 23 equity securities.

     Fixed maturities that were in a continuous unrealized loss position for less than twelve months at December 31, 2009, totaled $516 million or 32% of the Company's total fixed maturities unrealized losses, and securities in a continuous unrealized loss position greater than twelve months totaled $1,082 million or 68% of the Company's total fixed maturities unrealized losses. Of the total amount of fixed maturities unrealized losses, $976 million or 61% is related to unrealized losses on investment grade fixed maturities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $622 million or 39% of the Company's total fixed maturities unrealized losses at December 31, 2009.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined 20% or more of amortized cost totaled $875 million. The amount of time that each of these securities has continuously been 20% or more below amortized cost consist of $304 million for 6 months or less, $72 million for greater than 6 months through 12 months and $499 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative "money-good" analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than no that it would not be required to sell the security before its anticipated recovery.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Corporate Bonds. U.S. Corporate securities with a fair value below 80% of the security's amortized cost totaled $54 million or 3% of the total unrealized losses on fixed maturities. Foreign corporate securities with a fair value below 80% of the security's amortized cost totaled $7 million or less than 1% of the total unrealized loss on fixed maturities. The overall improvement in the Company's fixed maturity investments generally reflects higher market prices, mainly due to credit spread tightening throughout the year. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Finance ($12 million), Gaming and Leisure ($11 million), Banks ($10 million), Real Estate Investment Trusts ("REITs") ($9 million) and Utilities ($8 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Residential mortgage-backed securities that were priced below 80% of the security's amortized cost represented $632 million or 74% of total unrealized losses on residential mortgage-backed securities. Commercial mortgage-backed securities that were priced below 80% of the security's amortized cost represented $95 million or 37% of total unrealized losses on commercial mortgage-backed securities. The majority of the Company's residential and commercial holdings (approximately 88% and 99%, respectively) are investment grade and management believes all transactions remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investments gains in the accompanying Consolidated Statement of Income. The company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment gains in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other than temporary impairments based on facts and circumstances and in accordance with the Company's impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $75 million or 68% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in OCI at December 31, 2009, 2008 and 2007 are as follows (in millions):

                                                        2009     2008    2007
                                                       -----   -------   ----
Fixed maturity securities, available for sale-all
  other..............................................  $ 488   $(4,225)  $186
Fixed maturity securities on which an OTTI loss has
  been recognized....................................   (179)       --     --
                                                       -----   -------   ----
  Total fixed maturity securities....................    309    (4,225)   186
Equity securities, available for sale................     11        37      3
Derivatives designed as cash flow hedges.............    (10)       33     (2)
Other investments....................................     (2)       (3)   (10)
                                                       -----   -------   ----
  Subtotal...........................................    308    (4,158)   177
Amounts recognized for:
  Policyholders' account balances and future policy
     benefits........................................      4       (56)     9
  Other assets (sales inducements)...................     (5)       55      1
  Deferred policy acquisition costs..................   (137)      871    (41)
  Deferred taxes.....................................    (59)    1,151    (51)
                                                       -----   -------   ----
NET UNREALIZED GAINS (LOSSES) ON INVESTMENTS.........  $ 111   $(2,137)  $ 95
                                                       =====   =======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The net unrealized gains (losses) on fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, are represented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

NET UNREALIZED INVESTMENT GAINS & LOSSES ON FIXED MATURITY SECURITY ON WHICH AN OTTI LOSS HAS BEEN RECOGNIZED

                                                                                                                ACCUMULATED
                                                                                                                   OTHER
                                                                                                               COMPREHENSIVE
                                                                               POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                   ACCOUNT         INCOME     RELATED TO NET
                             NET UNREALIZED                        DEFERRED     BALANCES AND        TAX         UNREALIZED
                             GAINS (LOSSES)    DEFERRED POLICY      SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                             ON INVESTMENTS   ACQUISTION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                             --------------   ----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2008.....................       $  --              $--             $--             $--            $ --           $  --
Cumulative impact of the
  adoption of new
  authoritative guidance on
  January 1, 2009..........         (17)               4              --              --               5              (8)
Net investment gains
  (losses) on investments..        (238)              --              --              --              83            (155)
Reclassification adjustment
  for (gains) losses
  included in net income...         253               --              --              --             (88)            165
Reclassification adjustment
  for OTTI losses excluded
  from net income(1).......        (177)              --              --              --              62            (115)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements..............          --               63               2              --             (23)             42
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits.................          --               --              --              (2)              1              (1)
                                  -----              ---             ---             ---            ----           -----
BALANCE, DECEMBER 31,
  2009.....................       $(179)             $67             $ 2             $(2)           $ 40           $ (72)
                                  =====              ===             ===             ===            ====           =====



--------

(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ALL OTHER NET UNREALIZED INVESTMENT GAINS & LOSSES IN AOCI

                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY      SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISTION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   ----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2006....................       $   137             $   (19)          $  5           $ (5)         $   (41)        $    77
Net investment gains
  (losses) on investments
  arising during the
  period..................            63                  --             --             --              (22)             41
Reclassification
  adjustment for (gains)
  losses included in net
  income..................           (23)                 --             --             --                8             (15)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 (22)            (4)            --                9             (17)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                                                14               (5)              9
                                 -------             -------           ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2007....................           177                 (41)             1              9              (51)             95
Net investment gains
  (losses) on investments
  arising during the
  period..................        (4,100)                 --             --             --            1,435          (2,665)
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (235)                 --             --             --               82            (153)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 912             54             --             (338)            628
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                                               (65)              23             (42)
                                 -------             -------           ----           ----          -------         -------

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY      SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISTION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   ----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2008....................        (4,158)                871             55            (56)           1,151          (2,137)
Cumulative impact of the
  adoption of new
  authoritative guidance
  on January 1, 2009......           (78)                 17              1             (1)              21             (40)
Net investment gains
  (losses) on investments
  arising during the
  period..................         5,257                  --             --             --           (1,840)          3,417
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (711)                 --             --             --              249            (462)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............           177                  --             --             --              (62)            115
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --              (1,092)           (63)            --              404            (751)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --             --             63              (22)             41
                                 -------             -------           ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2009....................       $   487             $  (204)          $ (7)          $  6          $   (99)        $   183
                                 =======             =======           ====           ====          =======         =======



--------

(1)  Includes cash flow hedges. See Note 13 for information on cash flow hedges.

(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following roll forward provides a breakdown of the cumulative credit loss component of OTTI loss recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized as OCI (in millions):

                                                            FOR THE YEAR ENDED
                                                             DECEMBER 31, 2009
                                                            ------------------
BALANCE, DECEMBER 31, 2008................................         $ --
ADDITIONS
  Credit losses remaining in retained earnings related to
     the change in accounting principle...................           88
  Credit loss impairment recognized in the current period
     on securities previously not impaired................           24
  Additional credit loss impairments recognized in the
     current period on securities previously impaired.....           68
REDUCTIONS
  Credit loss impairments previously recognized on
     securities which mature, paid down, prepaid or sold
     during the period....................................            9
                                                                   ----
BALANCE, DECEMBER 31, 2009................................         $171
                                                                   ====



NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2009 and 2008 were as follows (in millions):

                                                            2009      2008
                                                          -------   -------
Deferred annuities......................................  $35,157   $28,776
Universal life contracts................................   19,893    18,870
Supplementary contracts without life contingencies......      338       282
Unearned revenue liability..............................      350       371
Guaranteed Minimum Accumulation Benefit.................      235       316
Other...................................................      295       151
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $56,268   $48,766
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit ("GMAB") is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2009 and 2008, of the total policyholders' account balances of $56,268 million and $48,766 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $55,544 million and $48,177 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2009 and 2008 were $53,300 million and $46,187 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2009:

PRODUCT                             INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                             ---------------   -----------------------------------
Deferred annuities................  1.15% to 10.00%   Surrender charges 0% to
                                                      10% for up to 10 years.
Annuities Certain.................  1.30% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..........  2.95% to 10.00%   Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%             No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2009 and 2008 were as follows (in millions):

                                                             2009     2008
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  775   $  702
  Other life..............................................     102       94
                                                            ------   ------
       Total life insurance...............................     877      796
Individual and group payout annuities.....................   4,369    2,870
Other contract liabilities................................      46       67
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $5,292   $3,733
                                                            ======   ======



     Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2009:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------------------   ---------------------   ---------------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level premium
  Taiwan business --               estimates at time of                            reserve taking into
  100% coinsured                   policy issuance with                            account death
                                   provision for adverse                           benefits, lapses and
                                   deviations ("PAD").                             maintenance expenses
                                                                                   with PAD.
Individual and group payout        Based upon best         4.30% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a rate
                                   PAD.                                            expected at issue
                                                                                   with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2009 and 2008, the Company had variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit ("GMDB") in excess of the current

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2009 and 2008 for GMDB and GMAB ($ in millions):

                                                                  2009
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,552            $2,283           $11,342
Net amount at risk......................       $  179            $  172           $ 1,277
Average attained age of contract
  holders...............................           58                56                61



                                                                  2008
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,470            $1,498            $9,940
Net amount at risk......................       $  588            $  468            $3,101
Average attained age of contract
  holders...............................           58                56                61


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2007...........................  $ 31   $  7    $ 38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                       ----   ----    ----
Balance at December 31, 2007.........................    42     72     114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
Balance at December 31, 2008.........................    65    316     381
  Incurred guarantee benefits........................     1    (81)    (80)
  Paid guarantee benefits............................   (22)    --     (22)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2009.........................  $ 44   $235    $279
                                                       ====   ====    ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be derivatives and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 15 -- Fair Value Measurements for discussion on the assumptions).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009 and 2008:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 5.85% to 6.88% for 2009 and 3.14% to 10.89% for 2008.

     - Volatility assumption was 14.26% for 2009 and 13.08% for 2008.

     - Mortality was assumed to be 91.00% of the A2000 table for 2009 and 2008.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.10% for 2009, and 0.50% to 30.00%, with an average of 8.10% for 2008.

     - Discount rates ranged from 6.48% to 7.29% for 2009 and 6.01% to 7.61% for 2008.

     The following table presents the aggregate fair value of assets at December 31, 2009 and 2008, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2009               2008
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 7,383   $1,374   $ 5,367   $  804
  Fixed income..............................    2,970      462     1,782      191
  Balanced..................................    2,007      287     1,550      162
General Account.............................    3,534      160     4,711      341
                                              -------   ------   -------   ------
     TOTAL..................................  $15,894   $2,283   $13,410   $1,498
                                              =======   ======   =======   ======



  ADDITIONAL LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2009, 2008 and 2007 (in millions):

                                                           2009   2008   2007
                                                           ----   ----   ----
Beginning balance........................................   $41    $29    $23
Net liability increase...................................     4     12      6
                                                            ---    ---    ---
ENDING BALANCE...........................................   $45    $41    $29
                                                            ===    ===    ===



NOTE 7 -- SEPARATE ACCOUNTS

  SEPARATE ACCOUNTS REGISTERED WITH THE SEC

     The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $15,307 million and $12,271 million at December 31, 2009 and 2008, respectively. The assets of the registered separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

  SEPARATE ACCOUNTS NOT REGISTERED WITH THE SEC

     The Company also maintains separate accounts, which are not registered with the SEC, with assets of $782 million and $610 million at December 31, 2009 and 2008, respectively. The assets in these separate accounts are comprised of New York Life sponsored MainStay VP Series Funds, other non proprietary funds and limited partnerships.

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The following is an analysis of DAC for the years ended December 31, 2009, 2008 and 2007 (in millions):

                                                       2009     2008     2007
                                                     -------   ------   ------
Balance at beginning of year.......................  $ 4,667   $3,431   $3,310
  Cumulative effect of accounting change, pre-tax..       --       --       15
                                                     -------   ------   ------
  Balance at beginning of year, as adjusted........    4,667    3,431    3,325
  Current year additions...........................      715      673      560
  Amortized during year............................     (312)    (349)    (432)
                                                     -------   ------   ------
  Change during year...............................      403      324      128
  Balance at end of year before related
     adjustments...................................    5,070    3,755    3,453
  Adjustment for change in unrealized investment
     gains.........................................   (1,029)     912      (22)
                                                     -------   ------   ------
  BALANCE AT END OF YEAR...........................  $ 4,041   $4,667   $3,431
                                                     =======   ======   ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Changes in deferred sales inducements for the years ended December 31, 2009, 2008 and 2007 are as follows (in millions):

                                                         2009   2008   2007
                                                         ----   ----   ----
Balance at beginning of year...........................  $331   $272   $228
  Cumulative effect of accounting change, pre-tax......           --      6
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   331    272    234
  Current year additions...............................    64     64     90
  Amortized during year................................   (21)   (59)   (48)
  Adjustment for change in unrealized investment
     gains.............................................   (61)    54     (4)
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $313   $331   $272
                                                         ====   ====   ====



NOTE 9 -- INCOME TAXES

     A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                        2009    2008   2007
                                                        ----   -----   ----
Current:
  Federal.............................................  $206   $(167)  $154
  State and local.....................................     1      --      4
                                                        ----   -----   ----
                                                         207    (167)   158
Deferred:
  Federal.............................................    53     104      1
                                                        ----   -----   ----
INCOME TAX EXPENSE (BENEFIT)..........................  $260   $ (63)  $159
                                                        ====   =====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax (liability) asset reported in other liabilities and other assets in the accompanying Consolidated Balance Sheet as of December 31, 2009 and 2008, respectively, are as follows (in millions):

                                                             2009     2008
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  696   $  663
  Employee and agents benefits............................      66       59
  Investments.............................................      --    1,474
  Other...................................................      12       21
                                                            ------   ------
     Gross deferred tax assets............................     774    2,217
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................   1,146    1,398
  Investments.............................................      97       --
  Other...................................................       1       --
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,244    1,398
                                                            ------   ------
       NET DEFERRED TAX (LIABILITY) ASSET.................  $ (470)  $  819
                                                            ======   ======



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory federal income tax rate to the effective tax rate for 2009, 2008 and 2007:

                                                         2009    2008   2007
                                                         ----   -----   ----
Statutory federal income tax rate......................  35.0%   35.0%  35.0%
Tax exempt income......................................  (1.1)% 149.4%  (4.7)%
Uncertain tax position.................................   0.2%   (7.5)%  2.8%
Investment credits.....................................  (0.8)%  14.8%  (0.8)%
Other..................................................  (0.5)%   4.5%   0.5%
                                                         ----   -----   ----
EFFECTIVE TAX RATE.....................................  32.8%  196.2%  32.8%
                                                         ====   =====   ====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2009 and 2008, the Company had recorded an income tax (payable) receivable (to) from New York Life of ($183) million and $85 million, included in other liabilities and other assets, respectively, in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2009, 2008 and 2007 are as follows (in millions):

                                                         TOTAL UNRECOGNIZED
                                                            TAX BENEFITS
                                                         ------------------
                                                         2009   2008   2007
                                                         ----   ----   ----
BEGINNING OF PERIOD BALANCE............................  $117   $107   $ 94
Reductions for tax positions of prior years............    (9)    (1)    (1)
Additions for tax positions of current year............     9     24     14
Settlements with tax authorities.......................    --    (13)    --
                                                         ----   ----   ----
END OF PERIOD BALANCE..................................  $117   $117   $107
                                                         ====   ====   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2009, 2008 and 2007, are $44 million, $42 million and $41 million, respectively. Total interest and penalties for the years ended December 31, 2009, 2008 and 2007, aggregated $6 million, $7 million and $9 million, respectively, and are included in income tax expense (benefit) in the accompanying Consolidated Statement of Income. At December 31, 2009, 2008 and 2007, the Company had accrued $31 million, $30 million and $28 million, respectively, of liabilities for tax-related interest, which are reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The $1 million increase from December 31, 2008 in accrued interest associated with the liabilities for tax-related interest resulted from an increase of $6 million of interest expense and a $5 million decrease resulting from IRS settlements. The $2 million decrease from December 31, 2007 in accrued interest associated with the liabilities for tax-related interest resulted from a decrease of $7 million of interest expense and a $5 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 76% and 74% of the reinsurance ceded to non-affiliates at December 31, 2009 and 2008, respectively.

     In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life ("VUL"), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance ("MODCO") for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $5 million and $9 million at December 31, 2009 and 2008, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was ($4) million, $5 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2009, 2008 and 2007, $35 million, $75 million and $44 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2009, 2008 and 2007 was as follows (in millions):

                                                       2009     2008     2007
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  283   $  305   $  317
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  143   $  211   $  204
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  132   $   95   $  110
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,906   $5,692   $5,455
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,905   $5,653   $5,349
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   16   $   51   $  126
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                         2009   2008   2007
                                                         ----   ----   ----
Amounts recoverable from reinsurer.....................  $775   $702   $968
Premiums ceded.........................................  $ 68   $ 74   $121
Benefits ceded.........................................  $ 32   $367   $214

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2009, 2008 and 2007 were as follows (in millions):

                                                       2009     2008     2007
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,865   $1,447   $  976
  Assumed...........................................       2        2        1
  Ceded.............................................     (70)     (75)    (122)
                                                      ------   ------   ------
Net premiums........................................  $1,797   $1,374   $  855
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  542   $  539   $  515
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  145   $  206   $  206
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  384   $  704   $  522
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   15   $   16   $   11
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,924   $6,604   $6,601
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,941   $5,686   $5,379
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   16   $   51   $  126
                                                      ------   ------   ------



NOTE 11 -- DEBT

     At December 31, 2009, the Company had an outstanding debt balance of $51 million with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life. Refer to Note 14 -- Related Party Transactions.

     On November 1, 2006, the Company issued a promissory note in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note at December 31, 2009 and 2008 was $5 million and $6 million, respectively.

     At December 31, 2009, the Company was required to consolidate a VIE in which the Company is considered the primary beneficiary with an outstanding debt balance of $14 million.

NOTE 12 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, credit and market risk. These derivative financial instruments include foreign exchange forward contracts, interest rate and equity options, futures, as well as interest rate, currency and credit default swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. See Note 2 -- Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company's objectives and strategies for using derivative instruments and how they are accounted for.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company's policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

     To further minimize risk, credit support annexes ("CSA") are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from "in the money" derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties' rating. In addition, certain of the Company's contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company's credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company does not have any derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2009.

     In September 2008, one of the Company's derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for Chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. A gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in AOCI. The gains will be reclassified into net investment losses in the accompanying Consolidated Statement of Income when the hedged forecasted transactions occur. At December 31, 2008 a gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregate realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

     The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2009 and 2008 (in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


millions, except for number of contracts). See Note 15 -- Fair Value Measurements for a discussion of valuation methods for derivative instruments.

                                              DECEMBER 31, 2009                          DECEMBER 31, 2008
                                  ----------------------------------------   ----------------------------------------
                                         VOLUME            FAIR VALUE(A)            VOLUME            FAIR VALUE(A)
                        PRIMARY   --------------------   -----------------   --------------------   -----------------
                         RISK                NUMBER OF                                  NUMBER OF
                       EXPOSURE   NOTIONAL   CONTRACTS   ASSET   LIABILITY   NOTIONAL   CONTRACTS   ASSET   LIABILITY
                       --------   --------   ---------   -----   ---------   --------   ---------   -----   ---------
DERIVATIVES
  DESIGNATED AS
  HEDGING:
CASH FLOW HEDGES:
  Interest rate
     swaps...........  Interest    $    37        2       $  6      $--       $    77        4       $ 24      $--
  Currency swaps.....  Currency        218       14          1       15           101       12         11        4
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     DESIGNATED AS
     HEDGING
     INSTRUMENTS.....                  255       16          7       15           178       16         35        4
                                   -------      ---       ----      ---       -------      ---       ----      ---
DERIVATIVES NOT
  DESIGNATED AS
  HEDGING:
  Interest rate
     swaps...........  Interest        292       42         18        7           241       34         16       12
  Interest rate
     options.........  Interest     19,475       47        100       --            --       --         --       --
  Currency swaps.....  Currency         --       --         --       --            --       --         --       --
  Currency forwards..  Currency           *       2         --         *           --       --         --       --
  Corridor options...  Interest     20,725      184         74       --        17,975      147          6       --
  Equity options.....  Market          844       35         31       --           239       31         61       --
  Equity swaps.......  Market           --       --         --       --            --       --         --       --
  Interest rate swaps
     due and
     accrued.........  Interest                                       1
  Credit default
     swaps:
     Buy protection..  Credit           12        3         --        1            12        3         --        1
     Sell
       protection....  Credit            1        1         --         *            1        1         --        1
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     NOT DESIGNATED
     AS HEDGING
     INSTRUMENTS.....               41,349      314        223        9        18,468      216         83       14
                                   -------      ---       ----      ---       -------      ---       ----      ---
TOTAL DERIVATIVES....              $41,604      330       $230      $24       $18,646      232       $118      $18
                                   =======      ===       ====      ===       =======      ===       ====      ===



--------

*    Amounts are less than $1 million.

(a) The estimated fair value of all derivatives in an asset position is reported within other investments in the accompanying Consolidated Balance Sheet and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the accompanying Consolidated Balance Sheet.

  FAIR VALUE HEDGES

     The Company recognizes losses on both the derivative instrument and the related hedged item in fair value hedges within net investment gains and losses in the accompanying Consolidated Statement of Income. The Company did not hold any fair value hedges during 2009, 2008 and 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For fair value hedges, all components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances during 2009, 2008 and 2007 in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge due to hedge ineffectiveness.

  CASH FLOW HEDGES

     The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder's Equity for the years ended December 31, 2009, 2008 and 2007 (in millions):

                                           AMOUNT OF                   AMOUNT OF                   AMOUNT OF
                                          GAIN (LOSS)                 GAIN (LOSS)                 GAIN (LOSS)
                                         RECOGNIZED IN             RECLASSIFIED FROM           RECLASSIFIED FROM
                                       OCI ON DERIVATIVE          AOCI INTO NET INCOME        AOCI INTO NET INCOME
                                    (EFFECTIVE PORTION)(A)        (EFFECTIVE PORTION)        (INEFFECTIVE PORTION)
                                    ----------------------     -------------------------     ---------------------
                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                                 LOSSES         INCOME
                                                               ----------


                                                                              ----------
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate contracts........               (20)                   4             (1)                 --
Currency contracts.............               (32)                  --            (12)                 --
                                             ----                  ---           ----                 ---
Total..........................              $(52)                 $ 4           $(13)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED DECEMBER 31, 2008:
Interest rate contracts........                21                   --             --                  --
Currency contracts.............                24                   --             10                  --
                                             ----                  ---           ----                 ---
Total..........................              $ 45                  $--           $ 10                 $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED DECEMBER 31, 2007:
Interest rate contracts........                 5                   --             (1)                 --
Currency contracts.............               (10)                  --             --                  --
                                             ----                  ---           ----                 ---
Total..........................              $ (5)                 $--           $ (1)                $--
                                             ====                  ===           ====                 ===



--------

(a) The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder's Equity.

     In December 31, 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The Company believes that it is no longer probable that all of the remaining forecasted cash flows will still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million has been reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income at December 31, 2009. There are no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses. In 2008 and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a roll forward of the components of other comprehensive
(loss) income, before taxes, related to cash flow hedges (in millions):

                                                          2009   2008   2007
                                                          ----   ----   ----
Other comprehensive income (loss), beginning of year....  $ 33   $ (2)   $ 2
(Losses) gains deferred in other comprehensive income on
  the effective portion of cash flow hedges.............   (52)    45     (5)
Losses (gains) reclassified to net income...............     9    (10)     1
                                                          ----   ----    ---
Other comprehensive (loss) income, end of year..........  $(10)  $ 33    $(2)
                                                          ====   ====    ===



     For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2009 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

  DERIVATIVES NOT QUALIFYING OR DESIGNATED AS HEDGING INSTRUMENTS

     The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2009, 2008 and 2007 (in millions):

                                                            AMOUNT OF GAIN
                                                                (LOSS)
                                                             RECOGNIZED IN
                                                                INCOME
                                                           ON DERIVATIVES(A)
                                                          ------------------
                                                          2009   2008   2007
                                                          ----   ----   ----
Interest rate swaps.....................................  $ 13   $ --    $(9)
Interest rate caps......................................     1     --     --
Corridor options........................................    56    (30)     9
Currency forwards.......................................    (1)    --     --
Equity options..........................................   (53)    44      8
Futures.................................................   (16)    --     --
Credit default swaps....................................                  --
  CDS -- buy protection.................................    (1)    (1)    --
  CDS -- sell protection................................      *    (1)      *
                                                          ----   ----    ---
Total...................................................  $ (1)  $ 12     $8
                                                          ====   ====    ===



--------

*    Recognized loss is less than $1 million.

(a) The amount of gain (loss) is reported within net investment losses in the Consolidated Statement of Income.

     The Company enters into credit default swaps ("CDS") both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain foreign denominated fixed maturities with the credit risk of a basket of U.S. securities and indexes. The approximate term of these contracts ranges from three to ten years. For both 2009 and 2008, the Company had four open contracts, for CDS at a notional amount of $13 million, with a negative fair value of $1 million and $2 million, respectively. In 2007, the Company had one open contract with a notional amount of $1 million. Realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the year ended December 31, 2009. For the year ended December 31, 2008,

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


realized losses of $2 million, which includes realized losses of $1 million related to credit protection sold, were recorded. For the year ended December 31, 2007, realized losses totaled less than $1 million related to credit protection sold. These amounts are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2009, 2008 and 2007. The market value of swaps for credit protection sold was less than $1 million for both December 31, 2009, 2008 and 2007. The Company posted collateral in the amount of $2 million, $1 million and less than $1 million for December 31, 2009, 2008 and 2007 respectively, on open positions for credit protection sold.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2009 and 2008, there were no embedded derivatives that could not be separated from their host contracts.

     The following table presents the fair value amounts of the Company's embedded derivatives at December 31, 2009 and 2008 (in millions):

                                                                                  FAIR VALUE
                                                                                 -----------
                                                  BALANCE SHEET LOCATION         2009   2008
                                           -----------------------------------   ----   ----
EMBEDDED DERIVATIVES IN ASSET HOST
  CONTRACTS:
Other(a).................................  Amounts recoverable from reinsurers   $  5   $  9
EMBEDDED DERIVATIVES IN LIABILITY HOST
  CONTRACTS:
Guaranteed minimum accumulation
  benefits(a)............................  Policyholders' account balances       $235   $316


--------

(a) For further information on these embedded derivatives refer to Note 15 - Fair Value Measurements.

     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2009, 2008 and 2007 (in millions):

                                                          2009   2008   2007
                                                          ----   ----   ----
Net revenue from reinsurance............................  $ (4)  $  6    $ 1
Interest credited to policyholders' account balances....  $(90)  $236    $60


NOTE 13 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $12 million and $10 million for the years ended December 31, 2009 and 2008, respectively, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2009 and 2008, $449 million and $1,152 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2009 and 2008, the Company recorded cash collateral received under these agreements of $461 million and $1,197 million, respectively, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2009 and 2008.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2009 and 2008, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $172 million and $185 million at an average coupon rate of 0.01% and 0.02%, respectively. At December 31, 2009, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $535 million and $36 million at an average coupon rate of 4.23% and 5.09%, respectively.

  LIENS

     Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 14 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $684 million, $668 million and $629 million for the years ended December 31, 2009, 2008 and 2007, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, by New York Life. In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2009, 2008 and 2007, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

     The Company has entered into an investment advisory and administrative services agreement with NYL Investments whereby NYL Investments provide investment advisory services to the Company. At December 31, 2009, 2008 and 2007, the total cost for these services amounted to $53 million, $46 million and $41 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2009, 2008 and 2007 of $13 million, $15 million, and $17 million, respectively.

     At December 31, 2009 and 2008, the Company had a net liability of $221 million and $295 million, respectively, for the above-described services, which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2009 and 2008, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,858 million and $4,716 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.22%. The Company has been directed by New York Life to

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2009 and 2008, the amount of outstanding reserves on these contracts included in future policy benefits was $176 million and $178 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $65 million, $86 million and $111 million, for the years ended December 31, 2009, 2008 and 2007, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2009 and 2008, the Company incurred an expense of $28 million and $14 million, respectively, under this agreement. At December 31, 2009, the Company recorded no payable to NYLIFE Securities under this agreement. At December 31, 2008, the Company recorded a payable to NYLIFE Securities of less than $1 million under this new agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2009 or December 31, 2008.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2009, 2008 and 2007, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with Capital Corporation in which the Company can borrow up to $490 million. As of December 31, 2009 there was $51 million outstanding to the Capital Corporation. There was no outstanding balance due in 2008. Interest expense for 2009 was less than $1 million. There was no interest expense for 2008. Interest expense for 2007 was $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2009 and 2008, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2009, 2008 and 2007.

     The Company has purchased from MCF participations in collateralized loans to third parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2009 and 2008 the Company purchased certain loans from MCF with a total commitment amount of $73 million and $269 million, respectively. At December 31, 2009, the Company held loans with a total commitment amount of $420 million of which $329 million had been funded and $91 million remained unfunded. At December 31, 2008, the Company held loans with a total commitment amount of $397 million of which $325 million had been funded and $72 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


compensation for this arrangement, the Company recorded other income of $17 million, $4 million and $15 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $6 million and $2 million from NYLAZ for the years ended December 31, 2009 and 2008, respectively.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2009 and 2008, the Company recorded liabilities of approximately $2,601 million and $2,363 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2009 and 2008, policyholders' account balances and separate account liabilities related to these policies aggregated $270 million and $243 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2009, 2008 and 2007, the Company recorded commission and fee expense to NYLINK agents of $4 million, $3 million and $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 15 --  FAIR VALUE MEASUREMENTS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The Company applied the provisions of the authoritative guidance around fair value prospectively to assets and liabilities measured at fair value. The adoption of the authoritative guidance around fair value changed the valuation of freestanding derivatives as well as some embedded derivatives in insurance contracts. The change in valuation resulted from the inclusion of the Company's own credit standing, as well as that of the counterparty, in the valuation. The Company's adoption of this guidance did not materially impact the fair values of other financial instruments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. This would include active exchange-traded equity and derivative securities, certain cash equivalents and open-ended mutual funds with a daily NAV and no restrictions.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 includes U.S. Government and agency mortgage-backed debt securities, corporate debt securities, cash equivalents and short-term securities, certain private placements, and certain derivative contracts. Fair values for the fixed maturities in this category are priced principally by independent pricing services or by internal models using observable inputs. Fair values for derivatives, in this category, are priced by internal models using observable inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact.
         Examples include certain private equity investments, certain asset-backed and mortgage-backed securities, certain highly structured securities, and embedded derivatives in insurance contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and 2008 (in millions):

                                                                      2009
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed Maturities -- Available-for-sale:
  U.S. Treasury agency and government
     guaranteed...........................       $    --         $ 2,991        $    8      $ 2,999
  U.S. agencies, state and municipal......            --             725            --          725
  Foreign governments.....................            --             757            25          782
  U.S. corporate..........................            --          23,207           142       23,349
  Foreign corporate.......................            --           5,993           328        6,321
  Residential mortgage-backed securities..            --          14,483           775       15,258
  Commercial mortgage-backed securities...            --           4,879            26        4,905
  Asset-backed securities.................            --           2,389           510        2,899
  Other fixed maturity securities.........            --              10            --           10
                                                 -------         -------        ------      -------
Total fixed maturities -- available-for-
  sale....................................            --          55,434         1,814       57,248
Equity Securities -- Available-for-sale:
  Common stock............................            40              --             4           44
  Non-redeemable preferred stock..........            --               3            --            3
                                                 -------         -------        ------      -------
Total equity securities -- available-for-
  sale....................................            40               3             4           47
Mortgage loans............................            --              --            --           --
Derivative assets (including embedded)....            --             229             1          230
Securities purchased under agreements to
  resell..................................            --             172            --          172
Trading securities........................            --              21            22           43
Other investments.........................            --              --            --           --
Cash and cash equivalents.................             9             427            --          436
Amounts recoverable from reinsurers.......            --              --             5            5
Separate account assets...................        15,819             221            49       16,089
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $15,868         $56,507        $1,895      $74,270
                                                 =======         =======        ======      =======
Policyholders' account balances(1)........            --              --           235          235
Derivatives...............................            --              24            --           24
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    24        $  235      $   259
                                                 =======         =======        ======      =======



--------

(1) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                      2008
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
ASSETS:
Fixed maturities:
  Available-for-sale......................       $    --         $39,538        $1,770      $41,308
  Trading.................................            --              16            36           52
Equity securities:
  Available-for-sale......................         1,130               2             1        1,133
Other investments(1)......................            --             114             4          118
Cash and cash equivalents.................             4             864            --          868
Amounts recoverable from reinsurers.......            --              --             9            9
Separate account assets...................         9,038           3,693           150       12,881
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $10,172         $44,227        $1,970      $56,369
                                                 =======         =======        ======      =======
LIABILITIES:
Policyholders' account balances(2)........            --              --           316          316
Other liabilities(1)......................            --              17             1           18
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    17        $  317      $   334
                                                 =======         =======        ======      =======



--------

(1)  Other investments and other liabilities consist of derivatives.

(2) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below present a reconciliation of the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2009 and 2008 (in millions):

                                                                        2009
                                      ------------------------------------------------------------------------
                                      U.S. TREASURY     U.S.                                       RESIDENTIAL
                                        AGENCY AND   AGENCIES,                                      MORTGAGE-
                                        GOVERNMENT    SATE AND    FOREIGN       U.S.     FOREIGN      BACKED
                                        GUARANTEED   MUNICIPAL  GOVERNMENTS  CORPORATE  CORPORATE   SECURITIES
                                      -------------  ---------  -----------  ---------  ---------  -----------
FAIR VALUE, BEGINNING OF YEAR.......       $ 5          $ 3         $ 9        $ 300      $ 328         609
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses)
          income....................        --           --          --          (11)       (12)          1
       Net investment income(1).....        --           --          --           --         --          --
       Net revenue from
          reinsurance...............        --           --          --           --         --          --
       Interest credited to
          policyholders' account
          balances..................        --           --          --           --         --          --
     Other comprehensive income.....        (1)          --          --           40         47           1
  Purchases, sales, issuances, and
     settlements....................         9           --          25          (39)       118         578
  Transfers into (out of) Level
     3(2)...........................        (5)          (3)         (9)        (148)      (153)       (414)
                                           ---          ---         ---        -----      -----       -----
FAIR VALUE, END OF YEAR.............       $ 8          $--         $25        $ 142      $ 328       $ 775
                                           ===          ===         ===        =====      =====       =====




                                       COMMERCIAL                                           FIXED
                                        MORTGAGE-                                         MATURITY
                                         BACKED     ASSET-BACKED   COMMON   DERIVATIVE     TRADING
                                       SECURITIES    SECURITIES     STOCK     ASSETS     SECURITIES
                                       ----------   ------------   ------   ----------   ----------
FAIR VALUE, BEGINNING OF YEAR........      $13          $ 503        $ 1        $ 4          $36
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses).......        1              2         --         --           (3)
       Net investment income(1)......       --              1         --         --            3
       Net revenue from reinsurance..       --             --         --         --           --
       Interest credited to
          policyholders' account
          balances...................       --             --         --         --           --
     Other comprehensive income......       --             (6)         2         (3)          --
  Purchases, sales, issuances, and
     settlements.....................        3            188          2         --           (7)
  Transfers into (out of) Level
     3(2)............................        9           (178)        (1)        --           (7)
                                           ---          -----        ---        ---          ---
FAIR VALUE, END OF YEAR..............      $26          $ 510        $ 4        $ 1          $22
                                           ===          =====        ===        ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                        AMOUNTS
                                      RECOVERABLE   SEPARATE                  POLICYHOLDERS'
                                          FROM       ACCOUNT                      ACCOUNT         TOTAL
                                       REINSURERS    ASSETS    TOTAL ASSETS      BALANCES      LIABILITIES
                                      -----------   --------   ------------   --------------   -----------
FAIR VALUE, BEGINNING OF YEAR.......      $ 9         $ 151       $1,971           $316            $316
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses)......       --            (2)         (24)            --              --
       Net investment income(1).....       --            --            4             --              --
       Net revenue from
          reinsurance...............       (4)           --           (4)            --              --
       Interest credited to
          policyholders' account
          balances..................       --            --           --            (90)            (90)
     Other comprehensive income.....       --            --           80             --              --
  Purchases, sales, issuances, and
     settlements....................       --          (100)         777              9               9
  Transfers into (out of) Level
     3(2)...........................       --            --         (909)            --              --
                                          ---         -----       ------           ----            ----
FAIR VALUE, END OF YEAR.............      $ 5         $  49       $1,895           $235            $235
                                          ===         =====       ======           ====            ====



--------

(1) Net investment income (loss) includes amortization of discount and premium on fixed maturities.

(2) Transfers into or out of Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                                                                     2008
                               --------------------------------------------------------------------------------
                                                                    ASSETS
                               --------------------------------------------------------------------------------
                                                               EQUITY
                                  FIXED         FIXED        SECURITIES                    AMOUNTS
                               MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                AVAILABLE-     TRADING       AVAILABLE-       OTHER          FROM       ACCOUNT
                                 FOR-SALE     SECURITIES      FOR-SALE     INVESTMENTS    REINSURERS    ASSETS
                               -----------   -----------   -------------   -----------   -----------   --------
FAIR VALUE, BEGINNING OF
  YEAR.......................     $1,731         $52            $ 3            $(1)          $ 3         $ --
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
     Net investment
       income(1).............          5           1             --             --            --           --
     Net investment gains
       (losses)..............        (54)         (9)            (8)            --            --          (75)
     Net revenue from
       reinsurance...........         --          --             --             --             6           --
     Interest credited to
       policyholders' account
       balances..............         --          --             --             --            --           --
  Other comprehensive
     income..................       (297)         --             --              5            --           --
  Purchases, sales,
     issuances, and
     settlements.............        173          (4)             1             --            --           67
  Transfers into (out of)
     Level 3(2)..............        212          (4)             5             --            --          158
                                  ------         ---            ---            ---           ---         ----
FAIR VALUE, END OF YEAR......     $1,770         $36            $ 1            $ 4           $ 9         $150
                                  ======         ===            ===            ===           ===         ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    LIABILITIES
                                                           ----------------------------
                                                           POLICYHOLDERS'
                                                               ACCOUNT         OTHER
                                                              BALANCES      LIABILITIES
                                                           --------------   -----------
FAIR VALUE, BEGINNING OF YEAR............................       $ 72            $--
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment income(1)..........................         --             --
       Net investment gains (losses).....................         --              1
       Net revenue from reinsurance......................         --             --
       Interest credited to policyholders' account
          balances.......................................        236             --
     Other comprehensive income..........................         --             --
  Purchases, sales, issuances, and settlements...........          8             --
  Transfers into (out of) Level 3(2).....................         --             --
                                                                ----            ---
FAIR VALUE, END OF YEAR..................................       $316            $ 1
                                                                ====            ===



--------

(1) Net investment income includes amortization of discount and premium on fixed maturities.

(2) Transfers into or out of Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

  TRANSFERS

     Net transfers (out of) into Level 3 for fixed maturities available-for-sale totaled ($901) million and $212 million and fixed maturities trading totaled ($7) million and ($4) million during the years ended December 31, 2009 and 2008, respectively. For 2009, transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes in place of previous observable information from third party pricing services or internal models. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets. For 2008, transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes in place of previous observable information from third party pricing services or internal models. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below include the unrealized gains (losses) for the years ended December 31, 2009 and 2008 by category for Level 3 assets and liabilities still held at December 31, 2009 and 2008 (in millions):

                                                                     2009
                                       ----------------------------------------------------------------
                                       U.S. TREASURY                           RESIDENTIAL
                                         AGENCY AND                             MORTGAGE-      ASSET-
                                         GOVERNMENT       U.S.      FOREIGN       BACKED       BACKED
                                         GUARANTEED    CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                       -------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING TO
  LEVEL 3 ASSETS STILL HELD IN
  EARNINGS:
  Total gains or (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment (losses)(3)....       $--           $--         $--          $--          $ --
       Net investment income.........        --            --          --           --             1
       Net revenue from reinsurance..        --            --          --           --            --
       Interest credited to
          policyholders' account
          balances...................        --            --          --           --            --
     Other comprehensive
       gains/(losses)................        (1)           19          47            1           (18)
                                            ---           ---         ---          ---          ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)...........................       $(1)          $19         $47          $ 1          $(17)
                                            ===           ===         ===          ===          ====




                                                                         FIXED       AMOUNTS
                                                                       MATURITY    RECOVERABLE
                                                COMMON   DERIVATIVE     TRADING        FROM
                                                 STOCK     ASSETS     SECURITIES    REINSURERS
                                                ------   ----------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD IN EARNINGS:
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment (losses)(3).............    $--        $--          $(4)         $--
       Net investment income..................     --         --            6           --
       Net revenue from reinsurance...........     --         --           --           (4)
       Interest credited to policyholders'
          account balances....................     --         --           --           --
     Other comprehensive gains/(losses).......      2         (3)          --           --
                                                  ---        ---          ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....    $ 2        $(3)         $ 2          $(4)
                                                  ===        ===          ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT     TOTAL       ACCOUNT         TOTAL
                                                  ASSETS(3)   ASSETS      BALANCES      LIABILITIES
                                                  ---------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD IN EARNINGS:
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment (losses)(3)...............     $41        $37         $ --            $ --
       Net investment income....................      --          7           --              --
       Net revenue from reinsurance.............      --         (4)          --              --
       Interest credited to policyholders'
          account balances......................      --         --          (79)            (79)
     Other comprehensive gains/(losses).........      --         47           --              --
                                                     ---        ---         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $41        $87         $(79)           $(79)
                                                     ===        ===         ====            ====



--------

(3) The net investment gains and losses included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the accompanying Consolidated Balance Sheet.

                                                                          2008
                                         ---------------------------------------------------------------------
                                                                         EQUITY
                                            FIXED         FIXED        SECURITIES                    AMOUNTS
                                         MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE
                                          AVAILABLE-     TRADING       AVAILABLE-       OTHER          FROM
                                           FOR-SALE     SECURITIES      FOR-SALE     INVESTMENTS    REINSURERS
                                         -----------   -----------   -------------   -----------   -----------
UNREALIZED GAINS (LOSSES) RELATED TO
  LEVEL 3 ASSETS STILL HELD IN
  EARNINGS:
  Total gains (losses)
     (realized/unrealized)
  Included in Earnings:
       Net investment income..........      $   4          $  1           $--            $--           $--
       Net investments gains
          (losses)(3).................        (54)          (10)           (8)            --            --
       Net revenue from reinsurance...         --            --            --             --             6
       Interest credited to
          policyholders' account
          balance.....................         --            --            --             --            --
     Other comprehensive income.......       (296)           --            --              5            --
                                            -----          ----           ---            ---           ---
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)............................      $(346)         $ (9)          $(8)           $ 5           $ 6
                                            =====          ====           ===            ===           ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                        SEPARATE
                                         ACCOUNT    TOTAL    POLICYHOLDERS'       OTHER         TOTAL
                                         ASSETS    ASSETS   ACCOUNT BALANCES   LIABILITIES   LIABILITIES
                                        --------   ------   ----------------   -----------   -----------
UNREALIZED GAINS (LOSSES) RELATED TO
  LEVEL 3 ASSETS STILL HELD IN
  EARNINGS:
  Total gains (losses)
     (realized/unrealized)
  Included in Earnings:
       Net investment income..........    $ --      $   5         $ --             $--           $ --
       Net investments gains
          (losses)(3).................     (75)      (147)          --              (1)            (1)
       Net revenue from reinsurance...      --          6           --              --             --
       Interest credited to
          policyholders' account
          balance.....................      --         --          237              --            237
     Other comprehensive income.......      --       (291)          --              --             --
                                          ----      -----         ----             ---           ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)............................    $(75)     $(427)        $237             $(1)          $236
                                          ====      =====         ====             ===           ====



--------

(3) The net investment gains and losses included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included in the above table, as they are reported at contract value and not fair value in the accompanying Consolidated Balance Sheet.

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. The following is a description of the valuation methodologies used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

  FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities is determined by considering one of three primary sources. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly, securities are priced using an internal pricing model.

     Prices from a third party pricing vendor based on unadjusted quotes from an active market are classified as Level 1 within the fair value hierarchy. These generally include exchange-traded equity securities. An active market is defined as a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Prices from a third party pricing vendor for securities that are not traded on an exchange are generally valued using a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to; benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The Company has determined that these inputs are market observable and such prices are generally classified into Level 2 of the fair value hierarchy.

     Broker quotes are non-binding and are generally considered Level 3.

     Prices from pricing services and broker quotes are validated on an ongoing basis to ensure the adequacy and reliability of the fair value measurement. The Company performs both quantitative and qualitative analysis of the prices including initial and ongoing review of third party pricing methodologies, back testing of recent trades, and a thorough review of pricing trends and statistics.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Independent pricing vendors do not cover private placement securities. These securities are priced by an internally developed model based upon assigned comparable public issues adjusted for liquidity, maturity and rating. The Company assigns a credit rating based upon internal analysis. Private placement securities are generally classified in Level 2 in the fair value hierarchy. Where adjustments for liquidity are considered significant to the overall price, private placements are then classified in Level 3.

     Also, certain securities are priced based upon internal valuations using significant unobservable inputs and are considered Level 3.

  DERIVATIVE INSTRUMENTS

     Derivative instruments are reported on the Consolidated Balance Sheet at fair value and are reported in other investments or other liabilities. Derivative instruments generally are fair valued using pricing valuation models, which utilize observable market data. The remaining derivatives are either exchange-traded or priced by broker quotations.

     Derivative instruments classified as Level 2 primarily include interest rate, currency, and certain credit default swaps, currency forwards and options. Over-the-counter ("OTC") derivatives are privately negotiated financial contracts and are fair valued using market-based inputs to models. Where models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, and measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified. Such instruments are classified within Level 2 of the fair value hierarchy.

     OTC derivatives that are currently valued using broker quotations are classified within Level 3 of the fair value hierarchy.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by credit default swap spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate.

  CASH EQUIVALENTS

     Cash equivalents carried at fair value include money market funds, Treasury bills, commercial paper and other highly liquid instruments. Money market funds are valued using a daily NAV and therefore, are classified as Level 1. The remaining instruments are generally not traded in active markets, however their fair value are based on observable inputs and therefore they are classified as Level 2 within the fair value hierarchy.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheet in accordance with the authoritative guidance for insurance companies. Assets within the separate account are primarily invested in mutual funds, equities and limited partnerships. The separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances include embedded derivatives bifurcated from host contracts. Included is the embedded derivative for GMAB.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market, and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 in the fair value hierarchy.

  NON-RECURRING FAIR VALUE MEASUREMENTS

     The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2009 (in millions):

                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2009
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans(1)...............................    $--       $--       $40      $40


--------

(1) Mortgage loans -- The impaired loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral. Or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

     For the year ended December 31, 2008, as discussed in Note 3 -- Recent Accounting Pronouncements, the Company elected to defer the fair value provisions related to the non-financial assets and non-financial liabilities within the scope of the authoritative guidance on fair value. Additionally, there were no financial assets and liabilities measured at fair value on a non-recurring basis at December 31, 2008.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value and estimated fair value of instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2009 and 2008 are presented below (in millions):

                                                        2009                        2008
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,779       $ 5,688       $ 5,653       $ 5,274
Collateralized third party commercial
  loans....................................   $   351       $   384       $   353       $   342
LIABILITIES
Policyholders' account
  balances -- investment contracts.........   $32,042       $32,469       $25,637       $24,193
Debt.......................................   $    71       $    71       $     7       $     7
Collateral received on securities lending
  and repurchase agreements................   $   461       $   461       $ 1,197       $ 1,197
                                              -------       -------       -------       -------



     For mortgage loans, fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     For collateralized third party loans the estimated fair value for the loan portfolio at December 31, 2009 and 2008 is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

     Due to the short-term nature (generally one month) of securities purchased under agreements to resell, the asset's carrying value approximates fair value.

     For policyholders' account balances -- investment contracts, such as supplementary contracts without life contingencies and other deposit type contracts, account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. At December 31, 2008, fair value was considered to approximate carrying value.

     For collateral received on securities lending and repurchase agreements included on the accompanying Consolidated Balance Sheet, the carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $63 million, $14 million and $146 million during 2009, 2008 and 2007, respectively.

     Total interest paid was $13 million, $15 million and $17 million during 2009, 2008 and 2007, respectively.

     There was a non-cash capital contribution transaction of $123 million in fixed maturities for the year ended December 31, 2009. There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets. Other non-cash investing transactions were $6 million and $4 million for the years ended December 31, 2009 and 2007, respectively. There were no other non-cash investing transactions for the year ended December 31, 2008.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 17 -- STATUTORY FINANCIAL INFORMATION

     The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

     A reconciliation of the Company's statutory surplus at December 31, 2009 and 2008 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

                                                             2009     2008
                                                            ------   ------
Statutory Surplus, Delaware Basis.........................  $4,998   $3,596
State prescribed or permitted practices:
  Presenting Universal Life and Variable Universal Life
     Separate Account at book value.......................     (21)     130
                                                            ------   ------
Statutory Surplus, NAIC SAP...............................  $4,977   $3,726
                                                            ======   ======



     Statutory net income (loss) for the years ended December 31, 2009, 2008 and 2007 was $225 million, ($387) million and $289 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2009 or 2008. As of December 31, 2009, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,196 million. The maximum amount of dividends that may be paid in 2010 without prior approval is $497 million.

NOTE 18 -- SUBSEQUENT EVENTS

     As of March 17, 2010, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company's books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.

PricewaterhouseCoopers LLP
New York, New York

March 17, 2010

                            PART C. OTHER INFORMATION

ITEM 26.         EXHIBITS

                 Board of Directors Resolution


(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit 1.(1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.


(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)              Contracts.


(d)(1) Form of Policy for Single Premium Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.



(d)(2) Living Benefits Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(h) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.


(d)(3) Spouse's Paid-Up Insurance Purchase Option Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 1.(5)(j) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.



(d)(4) Form of Policy for Single Premium Variable Universal Life Insurance Policies (No. 302-95) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(c) to Registrant's Post-Effective Amendment No. 3 on Form S-6 (File No. 333-47728), filed 1/25/02 and incorporated herein by reference.


(d)(5) Form of Policy for Single Premium Variable Universal Life Insurance Policies (No. 303-95) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (d)(5) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-47728), filed 2/13/03 and incorporated herein by reference.

(e)              Applications.


(e)(1) Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.


(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.


(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and filed 7/3/96 incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(g)              Reinsurance Contracts.

                 Not applicable.

(h)              Participation Agreements.


(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.


(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.


(h)(6) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.



(h)(8) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.



(h)(9) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.





(h)(10) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Seris Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.



(h)(11) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.



(h)(12) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.



(h)(13) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.



(h)(14) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 5/20/03 and incorporated herein by reference.



(h)(15) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.



(h)(16) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.



(h)(17) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.



(h)(18) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(9) Form of Administrative and Shareholder Services Letter of Agreement dated 1/15/98 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(10) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.



(i)(l1)          Administrative Service Agreement between Morgan Stanley & Co.
                 Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-147707), filed on 4/14/08 and incorporated herein by reference.


(i)(12) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(13) Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(14) Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc.
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(15) Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.


(i)(16) Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.



(j)              Other Material Contracts.



(j)(1) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(2) Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (j)(2) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(3) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(4) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(5) Powers of Attorney for Steven D. Lash, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(6) Powers of Attorney for Theodore A. Mathas, Director, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(7) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(8) Powers of Attorney for Mark W. Pfaff, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(9) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(10) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(11) Powers of Attorney for Michael E. Sproule, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(12) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.






(j)(13) Agent Acknowledgment for Michael J. Gordon, Senior Vice President, Michelle D. Richter, Vice President and Nicholas E. Pasyanos, Vice President and Actuary of NYLIAC -- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(14) Agent Acknowledgment for Thomas F. English, Senior Vice President and Chief Legal Officer of NYLIAC -- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (j)(14) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(15) Agent Acknowledgment for Michael P. Lackey, Vice President of NYLIAC -- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(15) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(16) Agent Acknowledgment for Catherine A. Marrion, Vice President and Secretary of NYLIAC -- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(16) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.



(j)(17) Agent Acknowledgment for Linda M. Reimer, Vice President and Associate Legal Officer of NYLIAC -- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (j)(17) to Post-Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/10 and incorporated herein by reference.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.


(l)              Actuarial Opinion.


                 Opinion and consent of Samantha A. Hawson Associate Actuary-Filed herewith.


(m)              Calculation.

                 Sample Calculation of Illustrations - Filed herewith.

(n)              Other Opinions.

(n)(1)           Consent of Pricewaterhouse Coopers LLP - Filed herewith.


(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 (File No. 33-64410), filed 4/25/97 and incorporated herein by reference.

(q)(2) Memorandum describing NYLIAC's Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Christopher O. Blunt      Director, Executive Vice President
Frank M. Boccio           Director and Executive Vice President
Mark W. Pfaff             Director and Executive Vice President
Scott L. Berlin           Director and Senior Vice President in charge of Individual Life
Solomon Goldfinger        Director, Senior Vice President and Senior Advisor
Steven D. Lash            Director, Senior Vice President and Chief Financial Officer
John R. Meyer             Director and Senior Vice President
Arthur H. Seter           Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg         Director, Senior Vice President and Chief Actuary
Michael E. Sproule        Director
Gary E. Wendlandt         Vice Chairman in Charge of Investment & Finance
John Y. Kim               Executive Vice President - CEO and President of NYLIM
Patricia Barbari          Senior Vice President
John A. Cullen            Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President & Chief Legal Officer
Michael  J. Gordon        Senior Vice President
Robert J. Hebron          Senior Vice President
Angela Taylor Kyle        Senior Vice President
Barbara McInerney         Senior Vice President & Chief Compliance Officer
Gary J. Miller            Senior Vice President
Anthony Malloy            Senior Vice President
Michael M. Oleske         Senior Vice President and Tax Counsel
Frank J. Ollari           Senior Vice President
Paul Pasteris             Senior Vice President
Gerard A. Rocchi          Senior Vice President
Eileen T. Slevin          Senior Vice President and Chief Information Officer
Mark W. Talgo             Senior Vice President
Joseph Bennett            First Vice President
Stephen A. Bloom          First Vice President and Chief Underwriter
Minas C. Joannides        First Vice President and Chief Medical Director
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President and Controller
Thomas J. Troeller        First Vice President and Actuary
Richard J. Witterschein   First Vice President and Treasurer
Stephen Abramo            Vice President
Nikhil A. Advani          Vice President
Mitchell P. Ascione       Vice President
David Boyle               Vice President
Karen E. Dann             Vice President
Craig L. DeSanto          Vice President
Robert J. Hynes           Vice President
Michael P. Lackey         Vice President
Catherine A. Marrion      Vice President and Secretary
Rowan MacDonald           Vice President and Deputy Treasurer
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Nicholas Pasyanos         Vice President and Actuary (also designated Illustration Actuary)
Linda M. Reimer           Vice President and Associate General Counsel
Andrew N. Reiss           Vice President - National Sales Manager
Michelle D. Richter       Vice President
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
George E. Silos           Vice President and Actuary
Teresa A. Turner          Vice President
Robin Wagner              Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland

ICAP Funds Inc.                                                        Maryland

Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Pacific Square Investments LLC                                    Delaware

          29 Park Investments No. 2 Limited                            Cayman Islands

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware


--------
         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------
(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     Monetary Research Ltd.                                            Bermuda
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of        Percent of Voting
Name                                                                   Organization           Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
         Jacob Ballas Capital India PVT. Ltd.                          Mauritius               24.66%
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, LLC                           Delaware
              New York Life Capital Partners, L.P.                     Delaware
         New York Life Capital Partners II, LLC                        Delaware
              New York Life Capital Partners II, L.P.                  Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
              New York Life Capital Partners III GenPar, LP            Delaware
                   New York Life Capital Partners III, LP              Delaware
                       NYLCAP III RBG Corp.                            Delaware
                   New York Life Capital Partners III-A, LP            Delaware
                       NYLCAP III-A RBG Corp.                          Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
              New York Life Capital Partners IV GenPar, LP             Delaware
                   New York Life Capital Partners IV, LP               Delaware
                   New York Life Capital Partners IV-A, LP             Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
              NYLIM Mezzanine GenPar, LP                               Delaware
                  New York Life Investment Management Mezzanine
                      Partners, LP                                     Delaware
                      NYLIM Mezzanine Luxco S.a.r.l.                   Luxembourg
                  NYLIM Mezzanine Partners Parallel Fund, LP           Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
                  NYLIM Mezzanine Offshore Partners II, LP             Delaware
                  NYLIM Mezzanine Partners II, GenPar, LP              Delaware
                      New York Life Investment Management Mezzanine    Delaware
                      Partners II, LP
                           NYLIM Mezzanine II Luxco S.a.r.l.           Luxembourg
                      NYLIM Mezzanine Partners II Parallel Fund, LP    Delaware
                           NYLIM Mezzanine II Parallel Luxco
                           S.a.r.l.                                    Luxembourg
         NYLCAP Canada GenPar Inc.                                     Canada
              NYLCAP Select Manager Canada Fund, LP                    Canada
         NYLCAP India Funding LLC                                      Delaware
              NYLIM-JB Asset Management Co. LLC                        Mauritius               24.66%
                  New York Life Investment Management India
                   Fund II, LLC                                        Mauritius
                      New York Life Investment Management India Fund
                       (FVC) II, LLC                                   Mauritius
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
              NYLCAP Select Manager Offshore Fund, LP                  Cayman Islands
              NYLCAP Select Manager GenPar, LP                         Delaware
                  NYLCAP Select Manager Fund, LP                       Delaware
              NYLCAP Select Manager Cayman Fund, LP                    Cayman Islands
         NYLIM-JB Asset Management Co. (Mauritius) LLC                 Mauritius                24.6%
              New York Life Investment Management India Fund II, LLC   Mauritius                24.6%
                  New York Life Investment Management India
                  Fund (FVCI) II, LLC                                  Mauritius                24.6%
         NYLCAP India Funding III LLC                                  Delaware
              NYLIM-JB Asset Management Co. III LLC                    Mauritius               24.66%
                  NYLIM Jacob Ballas India Fund III LLC                Mauritius
                       NYLIM Jacob Ballas Capital India
                       (FVCI) III LLC                                  Mauritius
                       NYLIM Jacob Ballas India (FII) III LLC          Mauritius
         NYLCAP Mezzanine Partners III GenPar GP, LLC                  Delaware
              NYLCAP Mezzanine Partners III GenPar, LP                 Delaware
                  NYLCAP Mezzanine Partners III, LP                    Delaware
              NYLCAP Mezzanine  Offshore Partners III, LP              Cayman Islands
     MacKay Shields LLC                                                Delaware
         MacKay Municipal Managers Opportunities GP LLC                Delaware
              MacKay Municipal Opportunities Master Fund, L.P.         Delaware
              Mariner Municipal Opportunities Fund, L.P.               Delaware
              Lebenthal/Mariner Municipal Opportunities Fund, L.P.     Delaware
         MacKay Municipal Managers Credit Opportunities GP LLC         Delaware
              MacKay Municipal Credit Opportunities Master Fund, L.P.  Delaware
              Mariner Municipal Credit Opportunities Fund, L.P.        Delaware
         MacKay Shields High Yield Active Core Fund LP                 Delaware
         MacKay Shields Credit Strategy Fund Ltd.                      Cayman Islands
         MacKay Shields Defensive Bond Arbitrage Fund Ltd.             Bermuda
         MacKay Shields Core Plus Alpha Fund Ltd.                      Cayman Islands
         MacKay Shields Credit Strategy Partners LP                    Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
              MacKay Shields Long/Short Fund LP                        Delaware
              MacKay Shields Long/Short Fund (Master) LP               Delaware
              MacKay Shields Long/Short Fund (QP) LP                   Delaware
              MacKay Shields Long/Short Fund (Offshore) LP             Cayman Islands
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
              NYLIM Institutional Floating Rate Fund, LP               Delaware
              NYLIM Large Cap Enhanced Index Fund p.l.c                Ireland
         NYLIM Fund II GP, LLC                                         Delaware
              NYLIM Real Estate Mezzanine Fund II, LP                  Delaware
                  NYLIM-TND, LLC                                       Delaware
                  NYLIM-CN, LLC                                        Delaware
                  NYLIM-DCM, LLC                                       Delaware
                      NYLIM-MM, LLC                                    Delaware
                           DCM-N, LLC                                  Delaware                   80%
                                DCM Warehouse Series A, LLC            Delaware
                                     DCM Warehouse Series One, LLC     Delaware
                                          Sixteen West Savannah, LLC   Indiana
                                          Metropolis I Perm, LLC       Delaware
                                          Metropolis II Construction,
                                          LLC                          Delaware
                                          CLV Holdings, LLC            Florida
                                               Current at Lee Vista,
                                               LLC                     Florida                    75%
                                          Streets Las Vegas, LLC       Arizona                    90%

                  NYLIM Re Mezzanine Fund II Investment
                  Corporation                                          Delaware
                       Albany Hills Holding, LLC                       Delaware
                            Joplin Holding, LLC                        Delaware
                                 Joplin Properties LLC                 Missouri                   50%
                       NYLIM-JP LLC                                    Delaware
                          Jefferson at Maritime Holding, L.P.          Delaware
                             Jefferson at Maritime GP, LLC             Delaware
                                Jefferson at Maritime, L.P.            Delaware
                  NYLIM Repurchase Mezzanine Subsidiary LLC            Delaware
                  Kimball Woods LLC                                    Delaware                   50%
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM-GCR Fund I LLC                                          Delaware                   50%
              NYLIM-GCR Fund I 2002 LP                                 Delaware                   50%
         WFHG GP, LLC                                                  Delaware                   50%
              Workforce Housing Fund I-2007 LP                         Delaware
     Madison Capital Funding LLC                                       Delaware
         MCF Co-Investment GP, LLC                                     Delaware
           MCF Co-Investment GP, LP                                    Delaware
               Madison Capital Funding Co-Investment Fund, LP          Delaware
           MCF Fund LLC                                                Delaware
           MCF Capital Management LLC                                  Delaware
     McMorgan & Company LLC                                            Delaware
     Madison Square Investors LLC                                      Delaware
         Madison Square Investors Asian Equity Market Neutral
         Master Fund Ltd.                                              Cayman Is.
               Madison Square Investors Asian Equity Market Neutral
               Fund Ltd.                                               Cayman Is.
         Madison Square Investors European Equity Market Neutral
         Master Fund Ltd.                                              Cayman Is.
               Madison Square Investors European Equity Market
               Neutral Fund Ltd.                                       Cayman Is.
         Madison Square Investors Large-Cap Enhanced Index Fund GP,
            LLC                                                        Delaware
               Madison Square Investors Large-Cap Enhanced Index
                  Fund L.P.                                            Delaware
          Madison Square Investors U.S. Large-Cap Core 130/30
               Fund GP, LLC                                            Delaware
               Madison Square Investors U.S. Large-Cap Core 130/30
                  Fund LP                                              Delaware
          Madison Square Investors Asian Equity Market Neutral
               Fund GP, LLC                                            Delaware
               Madison Square Investors Asian Equity Market Neutral
                  Fund LP                                              Delaware
          Madison Square Investors European Equity Market Neutral
                  Fund GP, LLC                                         Delaware
               Madison Square Investors European Market Neutral
                  Fund LP                                              Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    HSBC New York Life Seguros de Retiro (Argentina) S.A.              Argentina                  40%
    HSBC New York Life Seguros de Vida (Argentina) S.A.                Argentina                  40%
    Maxima S.A. AFJP                                                   Argentina                  40%
    New York Life Insurance Worldwide Limited                          Bermuda                 95.98%
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYL Cayman Holdings Ltd.                                           Cayman Islands
       New York Life Worldwide Capital, LLC                            Delaware
          Fianzas Monterrey, S.A.                                      Mexico                  99.95%
             Operadora FMA, S.A. de C.V.                               Mexico                     99%
    NYL-HK Capital Planning LLC                                        Delaware
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        NYL Data Center Limited                                        Thailand                99.97%
    Siam Commercial New York Life Insurance Public Company             Thailand                47.33%
       Limited
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    SEAF Sichuan SME Investment
    Fund LLC                                                           Delaware                39.98%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                95.4%
        Max New York Life Insurance Limited                            India                      26%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.997%
         Administradora de Conductos SMNYL, S.A. de C.V.               Mexico                     99%
    NYL Cayman Ltd.                                                    Cayman Islands
Seward Lease acquisition LLC                                           Delaware                56.76%
Silver Spring, LLC                                                     Delaware
   Silver Spring Associates, L.P.                                      Pennsylvania
Biris Holdings LLC                                                     Delaware
NYL Wind Investments LLC                                               Delaware
New York Life Short Term Fund                                          New York
29 Park Investments No. 1 Limited                                      Cayman Islands
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
   NYMH-Houston, L.P.                                                  Texas
NYMH-Plano GP, LLC                                                     Delaware
   NYMH-Plano, L.P.                                                    Texas
NYMH-Freeport GP, LLC                                                  Delaware
   NYMH-Freeport, L.P.                                                 Texas
NYMH-Ennis GP, LLC                                                     Delaware
   NYMH-Ennis, L.P.                                                    Texas
NYMH-San Antonio GP, LLC                                               Delaware
   NYMH-San Antonio, L.P.                                              Texas
NYMH-Taylor GP, LLC                                                    Delaware
   NYMH-Taylor, L.P.                                                   Texas
NYMH-Stephenville GP, LLC                                              Delaware
   NYMH-Stephenville, L.P.                                             Texas
NYMH-Farmingdale, NY LLC                                               Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware
   NYLMDC-King of Prussia Realty, LP                                   Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware
   CC Acquisitions, LP                                                 Delaware

ITEM 29.          INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

     The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Names of Directors and Officers   Positions and Offices with Underwriter
-------------------------------   -----------------------------------------
John Y. Kim                       Chairman and Chief Executive Officer
Stephen P. Fisher                 Manager, President and Chief Operating Officer
Christopher O. Blunt              Manager and Executive Vice President, Retirement Income Security
Penny Nelson                      Manager and Managing Director, Operations
John A. Cullen                    Manager
John C. Siciliano                 Manager
Robert J. Hebron                  Executive Vice President, AMN Executive Benefits and Retail Distribution
John R. Meyer                     Executive Vice President, IAD and RIS Agency Distribution
David G. Bedard                   Senior Managing Director and Chief Financial Officer
Thomas A. Clough                  Senior Managing Director, Retirement Plan Services
Michael D. Coffey                 Senior Managing Director, Retirement Income Security
Drew E. Lawton                    Senior Managing Director, Retirement Plan Services
Barbara McInerney                 Senior Managing Director, Compliance
Michael J. Oliviero               First Vice President, Tax
Daniel A. Andriola                Managing Director and Controller
Stephen C. Fiacco                 Managing Director, Retirement Income Security
Philip L. Gazzo                   Managing Director, Retirement Income Security
Mark A. Gomez                     Managing Director and Chief Compliance Officer
Joseph J. Henehan                 Managing Director, Retirement Plan Services
Marguerite E. H. Morrison         Managing Director and Secretary
Rebekah M. Mueller                Managing Director, Retirement Plan Services
Mark S. Niziak                    Managing Director, Retirement Plan Services
John J. O'Gara                    Managing Director, Life Distribution
Bernadette Hoban                  Director, Retirement Income Security
Linda M. Howard                   Director, Compliance and Anti-Money Laundering Officer
Paula Taylor                      Director, Retirement Plan Services
John Vaccaro                      Director, Compliance
Albert W. Leier                   Vice President - Financial Operations and Treasurer
David F. Boyle                    Vice President, Executive Benefits
Karen E. Dann                     Vice President, Retirement Income Security
Andrew N. Reiss                   Vice President, Variable Annuity Wholesaling - Bank Distribution

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 32.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 33.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Single Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 16th day of April, 2010.


                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)


                                              By:  /s/ Michael P. Lackey
                                                   -----------------------------
                                                   Michael P. Lackey
                                                   Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)


                                              By:  /s/ Michael P. Lackey
                                                   -----------------------------
                                                   Michael P. Lackey
                                                   Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Christopher O. Blunt*          Director

     Frank M. Boccio*               Director

     Solomon Goldfinger*            Director

     Steven D. Lash*                Director and Chief Financial Officer

     Theodore A. Mathas*            Chairman and President (Principal Executive
                                    Officer)

     John R. Meyer*                 Director

     Mark W. Pfaff*                 Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director



By:      /s/ Michael P. Lackey
      ---------------------------------
      Michael P. Lackey
      Attorney-in-Fact
      April 16, 2010


* Pursuant to Powers of Attorney previously filed.

                                EXHIBIT INDEX



Exhibit Number                   Description





(k)                    Opinion and Consent of Thomas F. English, Esq.


(l)                    Opinion and consent of Samantha A. Hawson,
                       Associate Actuary


(m)                    Sample Calculation of Illustrations

(n)(1)                 Consent of PricewaterhouseCoopers LLP